                                   HOME LOAN TRUST 2006-HI4

                                            ISSUER

                                             AND

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                      INDENTURE TRUSTEE

                                          INDENTURE

                                DATED AS OF SEPTEMBER 28, 2006

                          __________________________________________

                           HOME LOAN-BACKED NOTES, SERIES 2006-HI4

                                        _____________

        Section 3.22.     Owner Trustee Not Liable for the Certificate or Related

        Section 4.02.     Registration of and Limitations on Transfer and Exchange of

        Section 5.03.     Collection of Indebtedness and Suits for Enforcement by

        Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture

        Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04.    Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer

Exhibit A              Form of Notes

                        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                             ACT OF 1939 AND INDENTURE PROVISIONS*

       Trust Indenture
         Act Section                                               Indenture Section

           310(a)(1)...........................................            6.11
             (a)(2)............................................            6.11
             (a)(3)............................................            6.10
             (a)(4)............................................        Not Applicable
             (a)(5)............................................            6.11
             (b)...............................................            6.08, 6.11
             (c)...............................................        Not Applicable
           311(a).............................................             6.12
             (b)..............................................             6.12
             (c)..............................................         Not Applicable
           312(a).............................................             7.01, 7.02(a)
             (b)..............................................             7.02(b)
             (c)..............................................             7.02(c)
           313(a).............................................             7.04
             (b)..............................................             7.04
             (c)..............................................             7.03(a)(iii), 7.04
             (d)..............................................             7.04
           314(a).............................................             3.10, 7.03(a)
              (b).............................................             3.07
             (c)(1)...........................................             8.05(c), 10.01(a)
             (c)(2)...........................................             8.05(c), 10.01(a)
             (c)(3)...........................................         Not Applicable
             (d)(1)...........................................             8.05(c), 10.01(b)
             (d)(2)...........................................             8.05(c), 10.01(b)
             (d)(3)...........................................             8.05(c), 10.01(b)
             (e)..............................................            10.01(a)
           315(a).............................................             6.01(b)
             (b)..............................................             6.05
             (c)..............................................             6.01(a)
             (d)..............................................             6.01(c)
             (d)(1)...........................................             6.01(c)
             (d)(2)...........................................             6.01(c)
             (d)(3)...........................................             6.01(c)
             (e)..............................................             5.13
           316(a)(1)(A).......................................             5.11
           316(a)(1)(B).......................................             5.12
           316(a)(2)...........................................       Not Applicable
           316(b)..............................................            5.07
           317(a)(1)...........................................            5.04
           317(a)(2)...........................................            5.03(d)
           317(b)..............................................            3.03(a)
           318(a)..............................................           10.07

        This is the  Indenture,  dated as of  September  28,  2006,  between  HOME LOAN  TRUST
2006-HI4,  a Delaware  statutory  trust,  as Issuer (the  "Issuer"),  and JPMorgan Chase Bank,
National Association, as Indenture Trustee (the "Indenture Trustee"),

                                       WITNESSETH THAT:

        Each party  hereto  agrees as follows  for the  benefit of the other party and for the equal and ratable  benefit of the Holders of the Issuer's  Series  2006-HI4  Home  Loan-Backed
Notes (the "Notes").

                                       GRANTING CLAUSE

        The Issuer and the Owner Trustee hereby Grant to the Indenture  Trustee at the Closing
Date,  as trustee  for the benefit of the Holders of the Notes,  all of the  Issuer's  and the
Owner  Trustee's  right,  title and  interest  in and to whether  now  existing  or  hereafter created  (a) the  Home  Loans,  (b) all  funds on  deposit  from  time to time in the  Payment
Account and in all proceeds  thereof;  (c) all property securing the payment or performance of the Home Loans and all  supporting  obligations  for the Home  Loans;  and (d) all present and future  claims,  demands,  causes  and  choses  in  action  in  respect  of  any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in respect of, any or all of the foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever in the conversion  thereof,  voluntary or involuntary,  into cash or other liquid  property,  all cash  proceeds,  accounts,  accounts  receivable,  notes, drafts,  acceptances,  checks, deposit accounts,  rights to payment of any and every kind, and other forms of obligations and  receivables,  instruments and other property which at any time constitute  all  or  part  of or  are  included  in the  proceeds  of  any  of  the  foregoing
(collectively, the "Trust Estate" or the "Collateral").

        The  foregoing  Grant is made in trust to  secure  the  payment  of  principal  of and interest  on, and any other  amounts  owing in respect  of, the  Notes,  equally  and  ratably without  prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The  foregoing  Grant shall inure to the benefit of the Credit  Enhancer in respect of draws made on the Credit  Enhancement  Instrument and amounts owing from time to time pursuant to the  Insurance  Agreement  (regardless  of whether such amounts  relate to the Notes or the
Certificates),  and such Grant shall  continue in full force and effect for the benefit of the
Credit Enhancer until all such amounts owing to it have been repaid in full.

        The  Indenture  Trustee,  as  trustee  on  behalf of the  Holders  of the  Notes:  (i)
acknowledges  such Grant,  (ii) accepts the trust under this Indenture in accordance  with the provisions  hereof,  (iii)  agrees to perform  its  duties as  Indenture  Trustee as  required herein  and (iv)  acknowledges  receipt of the Credit  Enhancement  Instrument  and shall hold such Credit  Enhancement  Instrument  in accordance  with the terms of this  Indenture for the benefit of the Holders of the Notes.

ARTICLE I

                                         DEFINITIONS

Section 1.01.    Definitions.  For  all  purposes  of  this  Indenture,  except  as  otherwise expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions attached  hereto  as  Appendix  A  which  is  incorporated  by  reference  herein.  All  other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.    Incorporation  by Reference of Trust  Indenture Act.  Whenever this Indenture refers to a provision of the Trust  Indenture Act (the "TIA"),  the provision is  incorporated by  reference  in and made a part of this  Indenture.  The  following  TIA terms  used in this
Indenture have the following meanings:

        "Commission" means the Securities and Exchange Commission.

        "indenture securities" means the Notes.

        "indenture security holder" means a Noteholder.

        "indenture to be qualified" means this Indenture.

        "indenture trustee" or "institutional trustee" means the Indenture Trustee.

        "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

        All other TIA terms used in this  Indenture  that are  defined by the TIA,  defined by
TIA reference to another  statute or defined by Commission  rule have the meaning  assigned to them by such definitions.

Section 1.03.    Rules of Construction.  Unless the context otherwise requires:

(i)     a term has the meaning assigned to it;

(ii)    an accounting term not otherwise  defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)   "or" is not exclusive;

(iv)    "including" means including without limitation;

(v)     words in the  singular  include  the  plural  and  words  in the  plural  include  the singular; and

(vi)    any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or  certificate  delivered in  connection  herewith  means such  agreement, instrument  or statute as from time to time  amended,  modified  or  supplemented  and includes (in the case of agreements  or  instruments)  references  to all  attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                  ORIGINAL ISSUANCE OF NOTES

Section 2.01.    Form.  The  Notes,  together  with the  Indenture  Trustee's  certificate  of authentication,  shall be in  substantially  the  form  set  forth in  Exhibit  A,  with  such appropriate  insertions,  omissions,  substitutions  and other  variations  as are required or
permitted  by  this  Indenture  and  may  have  such  letters,   numbers  or  other  marks  of
identification  and  such  legends  or  endorsements  placed  thereon  as  may,   consistently
herewith,  be  determined  by the  officers  executing  such  Notes,  as  evidenced  by  their execution  of the Notes.  Any  portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

        The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any combination  of these methods (with or without steel engraved  borders),  all as determined by the  Authorized  Officers  executing  such Notes,  as  evidenced  by their  execution  of such
Notes.  The  terms  of the  Notes  set  forth  in  Exhibit  A are  part of the  terms  of this
Indenture.

Section 2.02.    Execution,  Authentication  and  Delivery.  The Notes  shall be  executed  on behalf  of  the  Issuer  by any  of  its  Authorized  Officers.  The  signature  of  any  such
Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile  signature of  individuals  who were at any time
Authorized  Officers  of  the  Issuer  shall  bind  the  Issuer,   notwithstanding  that  such
individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture  Trustee shall upon Issuer  Request  authenticate  and deliver Notes for original issue in an aggregate  initial  principal amount of $117,711,000  with respect to the
Class A-1 Notes,  $16,628,000  with respect to the Class A-2 Notes,  $61,528,000  with respect to the Class A-3 Notes and $76,826,000 with respect to the Class A-4 Notes.

        The  Notes  shall  be  dated  the date of their  authentication.  The  Notes  shall be issuable  as  registered  Notes.  The Notes shall be  issuable  in the  minimum  initial  Note
Balances of $100,000 and in integral multiples of $1 in excess thereof.

        No Note  shall  be  entitled  to any  benefit  under  this  Indenture  or be  valid or
obligatory   for  any  purpose,   unless  there  appears  on  such  Note  a   certificate   of
authentication  substantially  in the form  provided  for  herein  executed  by the  Indenture
Trustee by the manual  signature of one of its authorized  signatories,  and such  certificate upon any Note shall be conclusive  evidence,  and the only  evidence,  that such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                          COVENANTS

Section 3.01.    Collection  of  Payments  with  respect  to the  Home  Loans.  The  Indenture
Trustee shall  establish  and maintain with itself the Payment  Account in which the Indenture
Trustee  shall,  subject  to the terms of this  paragraph,  deposit,  on the same day as it is received from the Master  Servicer,  each  remittance  received by the Indenture  Trustee with respect  to the  Home  Loans.  The  Payment  Account  shall  be a  segregated  account  and an
Eligible  Account.  The  Indenture  Trustee  shall  make  all  payments  of  principal  of and interest  on the Notes,  subject to Section  3.03,  as  provided  in Section  3.05 herein from monies on deposit in the Payment Account.

Section 3.02.    Maintenance  of Office or Agency.  The Issuer  will  maintain  in the City of
placeCityNew  York,  an office or agency where,  subject to  satisfaction  of  conditions  set forth herein,  Notes may be surrendered for  registration  of transfer or exchange,  and where notices  and demands to or upon the Issuer in respect of the Notes and this  Indenture  may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time  the  Issuer  shall  fail to  maintain  any such office or agency or shall fail to furnish the  Indenture  Trustee  with the  address  thereof, such  surrenders,  notices and demands may be made or served at the  Corporate  Trust  Office, and the  Issuer  hereby  appoints  the  Indenture  Trustee  as its agent to  receive  all such surrenders, notices and demands.

Section 3.03.    Money for  Payments  To Be Held in Trust;  Paying  Agent.  (a) As provided in
Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made from  amounts  withdrawn  from the Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture  Trustee or by the Paying Agent,  and no amounts so withdrawn  from the Payment  Account for payments of Notes shall be paid over to the Issuer except as provided in this  Section  3.03.  The Issuer will cause each Paying Agent other than the Indenture  Trustee to execute and deliver to the Indenture  Trustee an instrument in which such Paying Agent shall agree with the Indenture  Trustee (and if the  Indenture  Trustee acts as Paying Agent it hereby so agrees),  subject to the  provisions of this Section  3.03,  that such Paying Agent will:

(i)     hold all sums held by it for the payment of amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such
Persons or  otherwise  disposed  of as herein  provided  and pay such sums to such  Persons as herein provided;

(ii)    give the Indenture  Trustee and the Credit  Enhancer  written notice of any default by the Issuer of which it has actual  knowledge in the making of any payment  required to be made with respect to the Notes;

(iii)   at any time during the  continuance of any such default,  upon the written  request of the Indenture  Trustee,  forthwith  pay to the Indenture  Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately  resign as Paying Agent and  forthwith  pay to the  Indenture  Trustee all sums  held by it in trust  for the  payment  of Notes  if at any  time it  ceases  to meet the standards required to be met by a Paying Agent at the time of its appointment;

(v)     comply with all  requirements  of the Code with  respect to the  withholding  from any payments  made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver to the  Indenture  Trustee a copy of the report to  Noteholders  prepared with respect  to  each  Payment  Date  by the  Master  Servicer  pursuant  to  Section  4.01 of the
Servicing Agreement.

        The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer  Request  direct any Paying
Agent to pay to the Indenture  Trustee all sums held in trust by such Paying Agent,  such sums to be held by the  Indenture  Trustee  upon the same  trusts as those upon which the sums were held by such  Paying  Agent;  and upon  such  payment  by any  Paying  Agent to the  Indenture
Trustee,  such Paying Agent shall be released from all further  liability with respect to such money.

        Subject to  applicable  laws with  respect to escheat of funds,  any money held by the
Indenture  Trustee  or any  Paying  Agent in trust  for the  payment  of any  amount  due with respect to any Note and  remaining  unclaimed  for one year  after such  amount has become due and payable shall be discharged  from such trust and be paid to the Issuer on Issuer  Request;
and the Holder of such Note shall thereafter,  as an unsecured general creditor,  look only to the  Issuer  for  payment  thereof  (but  only to the  extent  of the  amounts  so paid to the
Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with respect to such trust money shall  thereupon  cease;  provided,  however,  that the Indenture  Trustee or such Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the Issuer cause to be published  once, in an  Authorized  Newspaper,  notice that such money remains  unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining  will be  repaid to the  Issuer.  The  Indenture  Trustee  may also  adopt and employ,  at  the  expense  and  direction  of  the  Issuer,  any  other  reasonable  means  of notification  of such  repayment  (including,  but not  limited  to,  mailing  notice  of such repayment  to  Holders  whose  Notes  have  been  called  but have not  been  surrendered  for redemption  or whose  right to or  interest  in monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying  Agent,  at the last address of record for each such Holder).

Section 3.04.    Existence.  The Issuer  will keep in full  effect its  existence,  rights and franchises  as a statutory  trust under the laws of the State of Delaware  (unless it becomes, or any successor Issuer  hereunder is or becomes,  organized under the laws of any other state or of the United  States of  America,  in which case the Issuer  will keep in full  effect its existence,  rights and franchises under the laws of such other  jurisdiction)  and will obtain
and  preserve  its   qualification  to  do  business  in  each   jurisdiction  in  which  such
qualification  is or shall be necessary to protect the  validity  and  enforceability  of this
Indenture,  the Notes, the Home Loans and each other  instrument or agreement  included in the
Trust Estate.

Section 3.05.    Payment of Principal and Interest;  Defaulted  Interest.  (a) On each Payment
Date from  amounts on deposit  in the  Payment  Account,  the  Paying  Agent  shall pay to the
Noteholders,  the  Certificate  Paying Agent on behalf of the  Certificateholder  and to other
Persons the amounts to which they are entitled,  as set forth in the  statements  delivered to the  Indenture  Trustee  pursuant to  Section 4.01  of the Servicing  Agreement,  as set forth below in the following order of priority:

(i)     to the Credit Enhancer,  the Premium for the Credit Enhancement  Instrument,  plus any unpaid Premium from any prior Payment Date (with  interest  thereon as provided in the
        Insurance Agreement);

(ii)    to the Noteholders,  Accrued Note Interest for such Payment Date, on a pro rata basis, based on the amount of Accrued Note Interest for such Payment  Date,  plus any Accrued
        Note  Interest  remaining  unpaid from any prior  Payment  Date,  less any  Prepayment
        Interest  Shortfalls  and Relief Act  Shortfalls  allocated  thereto  as  provided  in
        Section 3.05(d) below;

(iii)   to the Noteholders as principal on the Notes, the Principal  Collection Payment Amount
        for such Payment  Date, in the order  described in Section  3.05(f)  below,  until the
        Note Balances thereof have been reduced to zero;

(iv)    to the Noteholders as principal on the Notes,  the Liquidation Loss Payment Amount for
        such Payment Date, in the order  described in Section  3.05(f)  below,  until the Note
        Balances thereof have been reduced to zero;

(v)     to the  Credit  Enhancer,  to  reimburse  it  for  prior  draws  made  on  the  Credit
        Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);

(vi)    to the  Noteholders as principal on the Notes,  the Reserve  Increase  Amount for such
        Payment  Date,  in the  order  described  in  Section  3.05(f)  below,  until the Note
        Balances thereof have been reduced to zero;

(vii)   to the Credit Enhancer,  any other amounts owed to the Credit Enhancer pursuant to the
        Insurance Agreement; and

(viii)  any remaining amount to the Certificate  Paying Agent, on behalf of the holders of the
        Certificates;

provided,  however,  in the event that on a Payment Date a Credit Enhancer  Default shall have occurred and be continuing,  (a) no payments will be made to the Credit  Enhancer  pursuant to clause  (v) above  until all  Insured  Payments  that are due and  required  to be paid by the
Credit  Enhancer on the Notes on such  Payment Date or were due and required to be paid by the
Credit  Enhancer on any prior Payment Date have been paid in full and (b) any amounts  payable to the Credit  Enhancer  pursuant  to clause (v) shall  instead  be paid  pursuant  to clause
(vii).  In addition,  on the Final Insured Payment Date or other final Payment Date (including the Payment Date  following any purchase by the Master  Servicer of the Home Loans pursuant to
Section  8.08 of the  Servicing  Agreement),  the amount to be paid  pursuant  to clause  (ii)
above shall be equal to the  aggregate  Note  Balance of the Notes  immediately  prior to such
Payment Date.
(b)     On each Payment Date, the  Certificate  Paying Agent shall deposit in the  Certificate
Distribution  Account all amounts it received  pursuant to this  Section  3.05 for the purpose of distributing such funds to the Certificateholder.

(c)     The amounts  paid to  Noteholders  shall be paid to the Notes in  accordance  with the applicable  percentage as set forth in the  definition  of Note Rate.  Interest will accrue on the Notes  (other  than the Class A-1  Notes)  on the basis of a 360-day  year  consisting  of twelve  30-day  months.  Interest will accrue on the Class A-1 Notes on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

(d)     To the extent the amount  available  for interest  distributions  on the Notes is less than the  aggregate  amount of  Accrued  Note  Interest  on the  Notes,  a draw on the  Credit
Enhancement  Instrument will be made; provided,  however, that to the extent such shortfall is a result of Prepayment  Interest  Shortfalls or Relief Act Shortfalls,  whether related to the current  Collection Period or a prior Collection  Period, the shortfall will not be covered by the Credit  Enhancement  Instrument,  and the  shortfall  will be  allocated  to the amount of
Accrued Note Interest on the Notes on a pro rata basis.

(e)     Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually  paid or duly provided for by the Issuer on the applicable  Payment Date shall,  if such Holder holds Notes of an aggregate initial Note Balance of at least  $1,000,000,  be paid to each  Holder of  record on the  preceding  Record  Date,  by wire  transfer  to an  account specified in writing by such Holder  reasonably  satisfactory  to the Indenture  Trustee as of the  preceding  Record  Date or in all  other  cases  or if no  such  instructions  have  been delivered  to the  Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Holder's  address as it appears in the Note  Register the amount  required to be paid to such Holder on such Payment Date  pursuant to such  Holder's  Securities;  provided,  however, that the Indenture  Trustee  shall not pay to such Holders any amount  required to be withheld from a payment to such Holder by the Code.

(f)     Any payments to the Notes pursuant to clauses  3.05(a)(iii),  (iv) and (vi) above plus amounts  drawn  on the  Credit  Enhancement  Instrument  in  respect  of  principal  shall  be distributed  to the Class A-1,  Class A-2,  Class A-3 and Class A-4 Notes,  in that order,  in each case until the outstanding Note Balance thereof has been reduced to zero.

(g)     The Note  Balance of each Note shall be due and  payable in full on the Final  Insured
Payment  Date as provided in the form of Note set forth in Exhibit A. All  principal  payments on the  Notes  shall  be made to the  Noteholders  entitled  thereto  in  accordance  with the
Percentage  Interests  represented  by  such  Notes.  Upon  written  notice  to the  Indenture
Trustee  by the  Issuer  (or by the  Master  Servicer  on behalf of the  Issuer,  pursuant  to
Section  8.08(c) of the Servicing  Agreement) of the Final Insured  Payment Date for the Notes
or other final Payment Date,  the Indenture  Trustee shall notify the related  Noteholders  of record of the Final  Insured  Payment Date or other final  Payment Date, by mail or facsimile, no later  than five  Business  Days prior to the Final  Insured  Payment  Date or other  final
Payment Date and shall specify:

(i)     that the Record Date otherwise applicable to such Payment Date is not applicable;

(ii)    that  payment of the  principal  amount and any interest due with respect to such Note at the Final  Insured  Payment  Date or other final  Payment Date will be payable only upon  presentation  and  surrender of such Note and shall specify the place where such
        Note may be presented and surrendered for such final payment; and

(iii)   the amount of any such final payment, if known.

Section 3.06.    Protection  of Trust  Estate.  (a) The Issuer will from time to time  execute and deliver all such  supplements  and amendments  hereto and all such  financing  statements, continuation  statements,  instruments of further  assurance and other  instruments,  and will take such other action necessary or advisable to:

(i)     maintain or preserve the lien and  security  interest  (and the  priority  thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)    perfect,  publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Loans; and

(iv)    preserve and defend title to the Trust Estate and the rights of the Indenture  Trustee and the  Noteholders  in such  Trust  Estate  against  the claims of all  persons  and parties.

(b)     Except as  otherwise  provided in this  Indenture,  the  Indenture  Trustee  shall not remove  any  portion  of the  Trust  Estate  that  consists  of  money or is  evidenced  by an instrument,  certificate  or other writing from the  jurisdiction  in which it was held at the date of the most recent  Opinion of Counsel  delivered  pursuant to Section  3.07 (or from the jurisdiction  in which it was held as  described  in the Opinion of Counsel  delivered  at the
Closing  Date  pursuant to Section  3.07(a),  if no Opinion of Counsel has yet been  delivered pursuant  to Section  3.07(b))  unless the  Trustee  shall have first  received  an Opinion of
Counsel to the effect  that the lien and  security  interest  created by this  Indenture  with respect to such property  will  continue to be  maintained  after giving effect to such action or actions.  The Issuer  hereby  designates  the  Indenture  Trustee its agent and attorney in fact to execute any financing statement,  continuation  statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07.    Opinions  as to Trust  Estate.  (a)  On the Closing  Date,  the Issuer  shall furnish to the  Indenture  Trustee and the Owner  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating  that,  in the  opinion of such  counsel,  such action has been
taken  with  respect  to  the  recording  and  filing  of  this   Indenture,   any  indentures
supplemental  hereto,  and any other  requisite  documents,  and with respect to the execution and filing of any  financing  statements  and  continuation  statements,  as are  necessary to perfect and make  effective the lien and security  interest in the Home Loans and reciting the details of such action,  or stating that,  in the opinion of such  counsel,  no such action is necessary to make such lien and security interest effective.

(b)     On or before December 31st in each calendar year,  beginning in 2006, the Issuer shall furnish  to the  Indenture  Trustee  and the  Credit  Enhancer  an  Opinion  of Counsel at the
expense of the Issuer either  stating  that,  in the opinion of such counsel,  such action has been  taken  with  respect  to  the  recording,  filing,  rerecording  and  refiling  of  this
Indenture,  any  indentures  supplemental  hereto and any other  requisite  documents and with respect to the execution and filing of any financing  statements and  continuation  statements as is  necessary  to maintain  the lien and  security  interest in the Home Loans and reciting the  details of such action or stating  that in the opinion of such  counsel no such action is necessary to maintain  such lien and  security  interest.  Such Opinion of Counsel  shall also describe the recording,  filing,  re recording and refiling of this Indenture,  any indentures supplemental  hereto and any other  requisite  documents  and the  execution and filing of any financing  statements and  continuation  statements that will, in the opinion of such counsel, be required to maintain  the lien and  security  interest in the Home Loans until  December 31 in the following calendar year.

Section 3.08.    Performance  of  Obligations;   Servicing  Agreement.  (a)  The  Issuer  will
punctually  perform  and observe  all of its  obligations  and  agreements  contained  in this
Indenture,  the Basic Documents and in the  instruments  and agreements  included in the Trust
Estate.

(b)     The  Issuer may  contract  with other  Persons to assist it in  performing  its duties under  this  Indenture,  and any  performance  of such  duties by a Person  identified  to the
Indenture  Trustee in an  Officer's  Certificate  of the  Issuer  shall be deemed to be action taken by the Issuer.

(c)     The Issuer  will not take any action or permit any action to be taken by others  which would release any Person from any of such Person's  covenants or obligations  under any of the documents  relating to the Home Loans or under any  instrument  included in the Trust  Estate, or  which  would  result  in  the  amendment,  hypothecation,  subordination,  termination  or discharge of, or impair the validity or  effectiveness  of, any of the  documents  relating to the Home  Loans or any  such  instrument,  except  such  actions  as the  Master  Servicer  is expressly permitted to take in the Servicing Agreement.

(d)     The  Issuer  may  retain an  administrator  and may enter  into  contracts  with other
Persons for the  performance of the Issuer's  obligations  hereunder,  and performance of such obligations  by such Persons  shall be deemed to be  performance  of such  obligations  by the
Issuer.

Section 3.09.    Negative  Covenants.  So long as any Notes are Outstanding,  the Issuer shall not:

(i)     except  as  expressly  permitted  by  this  Indenture,  sell,  transfer,  exchange  or otherwise  dispose of the Trust  Estate,  unless  directed  to do so by the  Indenture
        Trustee;

(ii)    claim any credit on, or make any deduction  from the principal or interest  payable in respect of, the Notes (other than amounts  properly  withheld from such payments under the Code) or assert any claim  against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(iii)   (A) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the lien of this Indenture to be amended,  hypothecated,  subordinated,  terminated or discharged,  or permit any Person to be released  from any  covenants  or  obligations with respect to the Notes under this  Indenture  except as may be expressly  permitted hereby, permit any lien, charge,  excise, claim, security interest,  mortgage or other encumbrance  (other than the lien of this  Indenture) to be created on or extend to or otherwise  arise upon or burden the Trust  Estate or any part  thereof or any interest therein  or the  proceeds  thereof or (B)  permit  the lien of this  Indenture  not to constitute a valid first priority security interest in the Trust Estate; or

(iv)    waive or impair,  or fail to assert rights under the Home Loans, or impair or cause to be impaired the Home Loans or the Issuer's  interest in the Home Loans,  the Home Loan
        Purchase  Agreement or in any Basic Document,  if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10.    Annual  Statement as to Compliance.  The Issuer will deliver to the Indenture
Trustee  and the Credit  Enhancer,  within 120 days after the end of each  fiscal  year of the
Issuer  (commencing with the fiscal year 2006), an Officer's  Certificate  stating,  as to the
Authorized Officer signing such Officer's Certificate, that:

(i)     a review of the  activities  of the  Issuer  during  such year and of its  performance under this  Indenture  and the Trust  Agreement  has been made  under such  Authorized
        Officer's supervision; and

(ii)    to the best of such Authorized Officer's  knowledge,  based on such review, the Issuer has  complied  with  all  conditions  and  covenants  under  this  Indenture  and  the provisions  of the  Trust  Agreement  throughout  such  year,  or, if there has been a default in its compliance  with any such condition or covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11.    Recording of  Assignments.  The Issuer shall  enforce the  obligation  of the
Seller  under  the Home  Loan  Purchase  Agreement  to  submit  or cause to be  submitted  for recording all Assignments of Mortgages  within 60 days of receipt of recording  information by the Master Servicer.

Section 3.12.    Representations  and  Warranties  Concerning  the Home Loans.  The  Indenture
Trustee,  as pledgee of the Home Loans, has the benefit of the  representations and warranties made by the Seller in Section  3.1(a) and Section  3.1(b) of the Home Loan Purchase  Agreement
concerning  the Home Loans and the right to enforce the remedies  against the Seller  provided in such  Section  3.1(a) or Section  3.1(b) to the same extent as though such  representations and warranties were made directly to the Indenture Trustee.

Section 3.13.    Assignee  of  Record  of the  Home  Loans.  The  Issuer  hereby  directs  and authorizes  the  Indenture  Trustee to hold  record  title to the Home Loans by being named as payee in the  endorsements  of the Mortgage Notes and assignee in the  Assignments of Mortgage to be recorded  under  Section 2.1 of the Home Loan  Purchase  Agreement.  Except as expressly provided in the Home Loan  Purchase  Agreement or in the Servicing  Agreement  with respect to any  specific  Home  Loan,  the  Indenture  Trustee  shall  not  execute  any  endorsement  or assignment  or otherwise  release or transfer such record title to any of the Home Loans until such time as the  remaining  Trust  Estate may be released  pursuant to Section  8.05(b).  The
Indenture  Trustee's  holding of such  record  title  shall in all  respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14.    Master  Servicer  as Agent and Bailee of the  Indenture  Trustee.  Solely for
purposes of perfection  under Section  9-305 of the Uniform  Commercial  Code or other similar applicable  law,  rule or regulation of the state in which such property is held by the Master
Servicer,  the Issuer and the Indenture  Trustee hereby  acknowledge  that the Master Servicer is acting as agent and bailee of the  Indenture  Trustee in holding  amounts on deposit in the
Custodial  Account  pursuant to Section 3.02 of the Servicing  Agreement that are allocable to the Home Loans, as well as its agent and bailee in holding any Related  Documents  released to the Master  Servicer  pursuant to Section  3.06(c) of the Servicing  Agreement,  and any other items  constituting  a part  of the  Trust  Estate  which  from  time to time  come  into  the possession of the Master Servicer.  It is intended that, by the Master  Servicer's  acceptance of such agency  pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture  Trustee,
as a pledgee of the Home Loans,  will be deemed to have possession of such Related  Documents, such monies and such other  items for  purposes  of Section  9-305 of the  Uniform  Commercial
Code of the state in which such property is held by the Master Servicer.

Section 3.15.    Investment  Company Act. The Issuer shall not become an "investment  company"
or "controlled by" an investment  company as such terms are defined in the Investment  Company
Act of  1940,  as  amended  (or any  successor  or  amendatory  statute),  and the  rules  and regulations  thereunder  (taking  into  account  not only the general  definition  of the term
"investment company" but also any available exceptions to such general definition);  provided, however,  that the  Issuer  shall be in  compliance  with this  Section  3.15 if it shall have obtained an order  exempting it from  regulation as an  "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.    Issuer May  Consolidate,  etc. (a) The Issuer shall not  consolidate or merge with or into any other Person, unless:

(i)     the Person (if other than the Issuer)  formed by or surviving  such  consolidation  or merger shall be a Person  organized  and existing  under the laws of the United States of America or any state or the District of Columbia and shall expressly  assume, by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual payment of the principal of and interest on all Notes and to the Certificate  Paying Agent, on
        behalf of the  Certificateholder  and the performance or observance of every agreement and covenant of this  Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)    immediately  after giving effect to such  transaction,  no Event of Default shall have occurred and be continuing;

(iii)   the Issuer  receives  consent of the Credit  Enhancer  (so long as no Credit  Enhancer
        Default  exists) and the Rating  Agencies  shall have notified the Issuer (with a copy to the  Indenture  Trustee)  that such  transaction  shall not cause the rating of the
        Notes, without regard to the Credit Enhancement Instrument,  to be reduced,  suspended or withdrawn or to be considered by either Rating Agency to be below  investment grade without taking into account the Credit Enhancement Instrument;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof to the  Indenture  Trustee  and the Credit  Enhancer)  to the effect that such transaction  will not have any material  adverse tax  consequence  to the Issuer,  any
        Noteholder or any Certificateholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
        an  Opinion  of  Counsel  each  stating  that such  consolidation  or merger  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

(b)     The Issuer shall not convey or transfer  any of its  properties  or assets,  including those included in the Trust Estate, to any Person, unless:

(i)     the Person that acquires by conveyance  or transfer the  properties  and assets of the
        Issuer the conveyance or transfer of which is hereby  restricted shall (A) be a United
        States citizen or a Person  organized and existing under the laws of the United States of America or any state, (B) expressly  assume, by an indenture  supplemental  hereto, executed  and  delivered  to  the  Indenture  Trustee,  in  form  satisfactory  to the
        Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or observance of every  agreement and covenant of this
        Indenture  on the part of the Issuer to be  performed  or  observed,  all as  provided herein,  (C) expressly agree by means of such  supplemental  indenture that all right, title and interest so conveyed or transferred  shall be subject and subordinate to the rights of Holders of the Notes,  (D) unless  otherwise  provided in such  supplemental indenture,  expressly agree to indemnify,  defend and hold harmless the Issuer against and from any loss,  liability or expense  arising  under or related to this  Indenture and the Notes and (E) expressly  agree by means of such  supplemental  indenture  that such  Person (or if a group of  Persons,  then one  specified  Person)  shall make all filings  with the  Commission  (and any  other  appropriate  Person)  required  by the
        Exchange Act in connection with the Notes;

(ii)    immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)   the Issuer  receives  consent of the Credit  Enhancer  (so long as no Credit  Enhancer
        Default  exists) and the Rating  Agencies  shall have notified the Issuer (with a copy to the  Indenture  Trustee)  that such  transaction  shall not cause the rating of the
        Notes, without regard to the Credit Enhancement Instrument,  to be reduced,  suspended or withdrawn;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered  copies thereof to the  Indenture  Trustee  and the Credit  Enhancer)  to the effect that such transaction  will not have any material  adverse tax  consequence to the Issuer or any
        Noteholder;

(v)     any action that is necessary to maintain  the lien and  security  interest  created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's  Certificate and
        an  Opinion  of  Counsel  each  stating  that such  conveyance  or  transfer  and such supplemental  indenture comply with this Article III and that all conditions precedent herein  provided for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

Section 3.17.    Successor or Transferee.  (a) Upon any  consolidation or merger of the Issuer in accordance with Section  3.16(a),  the Person formed by or surviving such  consolidation or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise every  right and power of, the Issuer  under this  Indenture  with the same  effect as if such
Person had been named as the Issuer herein.

(b)     Upon a conveyance or transfer of all the assets and properties of the Issuer  pursuant to Section  3.16(b),  the Issuer will be released  from every  covenant and  agreement of this
Indenture  to be observed  or  performed  on the part of the Issuer with  respect to the Notes immediately  upon the delivery of written notice to the Indenture  Trustee of such  conveyance or transfer.

Section 3.18.    No Other  Business.  The Issuer shall not engage in any  business  other than financing,  purchasing,  owning and selling and  managing  the Home Loans and the  issuance of the Notes and the  Certificate  in the manner  contemplated  by this  Indenture  and the Basic
Documents and all activities incidental thereto.

Section 3.19.    No  Borrowing.  The  Issuer  shall not issue,  incur,  assume,  guarantee  or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20.    Guarantees,  Loans,  Advances and Other  Liabilities.  Except as contemplated by this  Indenture  or the Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or  guarantee  (directly or  indirectly  or by an  instrument  having the effect of assuring  another's  payment or  performance  on any  obligation  or capability of so doing or otherwise),  endorse or otherwise  become  contingently  liable,  directly or  indirectly,  in connection  with the  obligations,  stocks or dividends  of, or own,  purchase,  repurchase or acquire (or agree contingently to do so) any stock,  obligations,  assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.    Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by long term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.    Owner  Trustee  Not Liable for the  Certificate  or  Related  Documents.  The
recitals  contained  herein shall be taken as the statements of the  Depositor,  and the Owner
Trustee  assumes no  responsibility  for the correctness  thereof.  The Owner Trustee makes no representations  as to the validity or  sufficiency of this  Indenture,  of any Basic Document or of the Certificate  (other than the signatures of the Owner Trustee on the  Certificate) or the Notes,  or of any Related  Documents,  or of MERS or the MERS(R)System.  The Owner Trustee
shall at no time have any  responsibility  or liability with respect to the sufficiency of the
Trust   Estate  or  its  ability  to  generate  the   payments  to  be   distributed   to  the
Certificateholder  under  the  Trust  Agreement  or  the  Noteholders  under  this  Indenture, including,  the compliance by the Depositor or the Seller with any warranty or  representation made  under  any  Basic  Document  or in any  related  document  or the  accuracy  of any such warranty or  representation,  or any action of the Certificate  Paying Agent,  the Certificate
Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 3.23.    Restricted  Payments.  The Issuer shall not, directly or indirectly,  (i) pay any  dividend or make any payment (by  reduction  of capital or  otherwise),  whether in cash, property,  securities  or a  combination  thereof,  to the  Owner  Trustee  or any  owner of a beneficial  interest  in the  Issuer or  otherwise  with  respect to any  ownership  or equity interest or security in or of the Issuer, (ii) redeem,  purchase,  retire or otherwise acquire for value any such  ownership  or equity  interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or
cause  to  be  made,  (x)  payments  to  the  Owner  Trustee  and  the   Certificateholder  as
contemplated  by, and to the  extent  funds are  available  for such  purpose  under the Trust
Agreement,  and (y)  payments to the Master  Servicer  pursuant to the terms of the  Servicing
Agreement.  The Issuer will not,  directly or  indirectly,  make  payments to or payments from the Custodial Account except in accordance with this Indenture and the Basic Documents.

Section 3.24.    Notice of Events of Default.  The Issuer  shall give the  Indenture  Trustee, the Credit  Enhancer and the Rating  Agencies  prompt  written notice of each Event of Default hereunder and any default under the Trust Agreement.

Section 3.25.    Further  Instruments  and Acts.  Upon request of the Indenture  Trustee,  the
Issuer will execute and deliver such  further  instruments  and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.    Statements to  Noteholders.  On each Payment Date, the Indenture  Trustee and the  Certificate  Registrar  shall forward by mail or make available on its website  initially
located  at   "www.jpmorgan.com/sfr"   to  the  Credit   Enhancer  and  each   Noteholder  and
Certificateholder,   respectively,  the  statement  delivered  to  it,  on  the  Business  Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

Section 3.27.    Payments under the Credit  Enhancement  Instrument.  (a) On or prior to 12:00 noon New York City time on the second  Business  Day before any Payment  Date,  including  the
Final  Insured  Payment  Date,  the  Indenture  Trustee  shall  make  a  draw  on  the  Credit
Enhancement Instrument in an amount, if any, equal to the Insured Payment.

(b)     The  Indenture  Trustee  shall  submit,  if an  Insured  Payment is  specified  in any
Servicing  Certificate  prepared  by the  Master  Servicer  pursuant  to  Section  4.01 of the
Servicing  Agreement,  the notice (in the form attached as Exhibit A to the Credit Enhancement
Instrument)  in the amount of the Insured  Payment to the Credit  Enhancer no later than 12:00 noon New York City time,  on the second  Business Day prior to the  applicable  Payment  Date.
Upon receipt of such Insured  Payment in accordance  with the terms of the Credit  Enhancement
Instrument,  the Indenture  Trustee shall deposit such Insured  Payment in the Payment Account for distribution to Noteholders pursuant to Section 3.05.

Section 3.28.    Reserved.

Section 3.29.    Determination  of Class A-1 Note  Rate.  On the  second  LIBOR  Business  Day immediately  preceding (i) the Closing Date in the case of the first  Interest  Accrual Period and (ii) the first day of each  succeeding  Interest  Accrual  Period,  the Indenture  Trustee
shall  determine  LIBOR and the Note Rate for the  Class A-1 Notes for such  Interest  Accrual
Period and shall  inform  the  Issuer,  the  Master  Servicer,  the  Credit  Enhancer  and the
Depositor at their  respective  facsimile  numbers given to the Indenture  Trustee in writing.
All  determinations  of LIBOR by the  Indenture  Trustee  shall,  in the  absence of  manifest error,  be conclusive for all purposes,  and each holder of a Class A-1 Note, by accepting its
Class A-1 Note, agrees to be bound by such determination.

Section 3.30.    Liquidation  on Final Insured  Payment  Date.  On the Final  Insured  Payment
Date,  if the Notes are not paid in full on or prior to the Final Insured  Payment  Date,  the
Indenture  Trustee shall take full account of the assets and  liabilities of the Trust,  shall liquidate the assets,  in a  commercially  reasonable  manner and on  commercially  reasonable terms,  as promptly as is consistent  with  obtaining the fair value thereof and in accordance with Section  5.15,  and shall apply and  distribute  the  proceeds  therefrom in the order of priority described in Section 3.05(c).

Section 3.31.    No  Recourse.  Upon the  occurrence  of an Event of Default  under the Notes, this  Indenture or the other Basic  Documents,  Holders of the Notes shall have  recourse only to the Collateral  and all proceeds  thereof,  as and to the extent  provided  herein,  and no recourse shall be had by such Holders against the Issuer or its other assets or properties.

Section 3.32.    Additional UCC Representations  and Warranties.  The Issuer hereby represents and warrants that:

(i)     this  Agreement  creates a valid and continuing  security  interest (as defined in the applicable  UCC) in the Trust  Estate in favor of the  Indenture  Trustee on behalf of the Holders of the Notes,  which security interest is prior to all other liens, and is enforceable as such as against creditors of the Issuer.

(ii)    the Issuer owns and has good and  marketable  title to the Trust Estate free and clear of any lien, claim or encumbrance of any Person.

(iii)   the Issuer  will  cause the  filing of all  appropriate  financing  statements  in the proper filing office in the appropriate  jurisdictions  under applicable law within 10 days of the  Closing  Date in order to  perfect  the  security  interest  in the Trust
        Estate granted to the Indenture Trustee on behalf of the Holders of the Notes.

(iv)    other than the security  interest  granted to the  Indenture  Trustee on behalf of the
        Holders of the Notes  pursuant  to the Basic  Documents,  the Issuer has not  pledged, assigned,  sold,  granted a security  interest  in, or  otherwise  conveyed any of the
        Trust  Estate.  The Issuer is not aware of any  judgment or tax lien  filings  against
        it.  The  Issuer has not  authorized  the filing of and is not aware of any  financing statements  against the Issuer that include a description  of collateral  covering the
        Trust Estate other than any financing  statement (i) relating to the security interest granted to Indenture  Trustee on behalf of the Holders of the Notes  hereunder or (ii)
        that has been terminated.

        The foregoing  representations may not be waived and shall survive the issuance of the
        Notes.

ARTICLE IV

                      THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.    The  Notes.  The  Notes  shall  be  registered  in  the  name  of  a  nominee designated  by the  Depository.  Beneficial  Owners  will hold  interests  in the Notes as set forth in Section 4.06 herein.  The minimum  initial  Note  Balances  with respect to the Notes shall be $100,000 and integral multiples of $1 in excess thereof.

        The Indenture  Trustee may for all purposes  (including  the making of payments due on the  Notes)  deal with the  Depository  as the  authorized  representative  of the  Beneficial
Owners  with  respect to the Notes for the  purposes  of  exercising  the rights of Holders of
Notes  hereunder.  Except as provided in the next  succeeding  paragraph of this Section 4.01, the  rights  of  Beneficial  Owners  with  respect  to the  Notes  shall be  limited  to those established  by law and  agreements  between such  Beneficial  Owners and the  Depository  and
Depository  Participants.  Except as provided in Section 4.08,  Beneficial Owners shall not be entitled  to  definitive  certificates  for the  Notes  as to which  they  are the  Beneficial
Owners.  Requests and  directions  from,  and votes of, the  Depository as Holder of the Notes shall not be  deemed  inconsistent  if they are made  with  respect  to  different  Beneficial
Owners.  The  Indenture  Trustee may  establish a reasonable  record date in  connection  with solicitations  of consents from or voting by Noteholders  and give notice to the Depository of such record date.  Without the consent of the Issuer and the  Indenture  Trustee,  no Note may
be  transferred by the Depository  except to a successor  Depository  that agrees to hold such
Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company  resigns or is removed as  Depository,  the
Indenture  Trustee with the approval of the Issuer may appoint a successor  Depository.  If no successor  Depository  has  been  appointed  within  30  days  of the  effective  date  of the
Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall,  on original  issue, be executed on behalf of the Issuer by the Owner
Trustee,  not in its  individual  capacity but solely as Owner Trustee,  authenticated  by the
Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02.    Registration  of  and  Limitations  on  Transfer  and  Exchange  of  Notes;
Appointment  of  Certificate  Registrar.  The Issuer  shall cause to be kept at the  Indenture
Trustee's  Corporate  Trust  Office a Note  Register  in  which,  subject  to such  reasonable regulations as it may  prescribe,  the Note Registrar  shall provide for the  registration  of
Notes and of transfers and exchanges of Notes as herein provided.

        Subject to the  restrictions  and  limitations  set forth below,  upon  surrender  for registration of transfer of any Note at the Corporate  Trust Office,  the Issuer shall execute and the  Note  Registrar  shall  authenticate  and  deliver,  in the  name  of the  designated transferee  or  transferees,  one or more  new  Notes  in  authorized  initial  Note  Balances evidencing the same aggregate Percentage Interests.

        Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged for other Notes of like  tenor,  in  authorized  initial  Note  Balances  evidencing  the same aggregate  Percentage  Interests  upon surrender of the Notes to be exchanged at the Corporate
Trust Office of the Note Registrar.  Whenever any Notes are so surrendered  for exchange,  the
Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the Notes which
the  Noteholder  making  the  exchange  is  entitled  to  receive.   Each  Note  presented  or
surrendered  for  registration  of  transfer  or  exchange  shall (if so  required by the Note
Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument  of transfer in form  reasonably  satisfactory  to the Note  Registrar duly executed by, the Holder thereof or his attorney duly  authorized in writing with such signature  guaranteed by a commercial  bank or trust  company  located or having a  correspondent  located in the city of New York.  Notes delivered upon any such transfer or exchange will evidence the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service  charge  shall be imposed for any  registration  of transfer or exchange of
Notes,  but the Note Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of Notes.

        All Notes  surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent  destruction  without liability on the part of either.

        The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its  Corporate  Trust  Office a  Certificate  Register  pursuant to Section  3.09 of the Trust
Agreement  in  which,  subject  to  such  reasonable  regulations  as it  may  prescribe,  the
Certificate  Registrar shall provide for the  registration of the Certificate and of transfers and  exchanges  thereof  pursuant  to  Section  3.05 of the  Trust  Agreement.  The  Indenture
Trustee hereby accepts such appointment.

        Each  purchaser  and  transferee of a Note,  by its  acceptance of the Note,  shall be deemed to have  represented  and  warranted  that either (i) it is not acquiring the Note with the  assets of an  "employee  benefit  plan" as defined  in  Section  3(3) of ERISA,  which is subject to the  provisions of Title I of ERISA,  a "plan"  described in Section  4975(e)(1) of the Code,  an entity whose  underlying  assets  include "plan assets" by reason of an employee benefit  plan's or other  plan's  investment  in such entity or any other plan that is subject to a law  that is  similar  to  Title I of  ERISA  or  Section  4975 of the  Code or (ii)  the
acquisition  and  holding  of  the  Note  will  not  give  rise  to  a  non-exempt  prohibited transaction  under  Section 406 of ERISA,  Section 4975 of the Code or any similar  applicable law.

Section 4.03.    Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any  mutilated  Note is surrendered  to the Indenture  Trustee,  or the  Indenture  Trustee  receives  evidence to its satisfaction  of the  destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture  Trustee  harmless,  then, in the absence of notice to the Issuer,  the Note
Registrar  or the  Indenture  Trustee  that  such  Note  has  been  acquired  by a  bona  fide purchaser,  and  provided  that the  requirements  of  Section  8-405 of the UCC are met,  the
Issuer shall  execute,  and upon its request the  Indenture  Trustee  shall  authenticate  and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement  Note;  provided,  however,  that if any such destroyed,  lost or stolen Note, but not a  mutilated  Note,  shall have  become or within  seven  days  shall be due and  payable, instead of issuing a  replacement  Note,  the  Issuer may pay such  destroyed,  lost or stolen
Note  when so due or  payable  without  surrender  thereof.  If,  after the  delivery  of such replacement  Note or payment of a  destroyed,  lost or stolen Note  pursuant to the proviso to the  preceding  sentence,  a bona fide  purchaser of the  original  Note in lieu of which such replacement  Note was issued  presents  for payment  such  original  Note,  the Issuer and the
Indenture  Trustee shall be entitled to recover such  replacement  Note (or such payment) from the Person to whom it was  delivered  or any Person  taking  such  replacement  Note from such
Person to whom such  replacement  Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and  shall be  entitled  to  recover  upon the  security  or  indemnity provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the  issuance of any  replacement  Note under this Section  4.03,  the Issuer may require the payment by the Holder of such Note of a sum  sufficient  to cover any tax or other governmental  charge  that  may be  imposed  in  relation  thereto  and any  other  reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every  replacement  Note issued  pursuant to this Section 4.03 in  replacement  of any
mutilated,   destroyed,   lost  or  stolen  Note  shall  constitute  an  original   additional
contractual  obligation  of the  Issuer,  whether  or not the  mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be  entitled  to all the benefits  of this  Indenture  equally  and  proportionately  with any and all other Notes duly issued  hereunder.  The  provisions of this Section 4.03 are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the  replacement  or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.    Persons  Deemed  Owners.   Prior  to  due  presentment  for  registration  of
transfer of any Note, the Issuer,  the Credit  Enhancer,  the Indenture  Trustee and any agent of the  Issuer  or the  Indenture  Trustee  may treat  the  Person  in whose  name any Note is registered  (as of the day of  determination)  as the  owner of such Note for the  purpose  of receiving  payments  of  principal  of and  interest,  if any,  on such Note and for all other purposes  whatsoever,  whether or not such Note be overdue, and none of the Issuer, the Credit
Enhancer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.    Cancellation.  All Notes  surrendered for payment,  registration of transfer, exchange or redemption  shall, if surrendered to any Person other than the Indenture  Trustee, be  delivered  to the  Indenture  Trustee and shall be  promptly  cancelled  by the  Indenture
Trustee.  The Issuer may at any time deliver to the  Indenture  Trustee for  cancellation  any
Notes previously  authenticated and delivered  hereunder which the Issuer may have acquired in any  manner  whatsoever,  and all  Notes so  delivered  shall  be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in exchange for any Notes
cancelled  as  provided  in  this  Section  4.05,  except  as  expressly   permitted  by  this
Indenture.  All  cancelled  Notes  may be held or  disposed  of by the  Indenture  Trustee  in accordance  with its  standard  retention  or disposal  policy as in effect at the time unless the Issuer  shall  direct by an Issuer  Request  that they be  destroyed  or  returned  to it;
provided,  however,  that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06.    Book Entry  Notes.  Each Class of Notes shall  initially  be issued as one or more Notes held by the Book Entry  Custodian  or, if  appointed to hold such Notes as provided below, the Depository  Trust Company,  the initial  Depository,  and registered in the name of its  nominee  Cede & Co.  Except as  provided  below,  registration  of such  Notes may not be transferred  by the Indenture  Trustee except to another  Depository  that agrees to hold such
Notes for the  respective  Beneficial  Owners.  The  Indenture  Trustee  is  hereby  initially appointed  as the  Book  Entry  Custodian  and  hereby  agrees  to act as such  in  accordance herewith and in accordance  with the agreement that it has with the Depository  authorizing it to act as such.  The Book Entry  Custodian  may,  and, if it is no longer  qualified to act as such,  the Book Entry  Custodian  shall,  appoint,  by a written  instrument  delivered to the
Depositor,  the  Master  Servicer  and,  if the  Indenture  Trustee  is  not  the  Book  Entry
Custodian,  the Indenture  Trustee,  any other transfer agent (including the Depository or any
successor   Depository)  to  act  as  Book  Entry  Custodian  under  such  conditions  as  the predecessor  Book  Entry  Custodian  and  the  Depository  or  any  successor  Depository  may prescribe,  provided that the  predecessor  Book Entry  Custodian shall not be relieved of any of its duties or responsibilities  by reason of any new appointment,  except if the Depository is the  successor  to the  Book  Entry  Custodian.  If the  Indenture  Trustee  resigns  or is removed in accordance with the terms hereof,  the successor  trustee or, if it so elects,  the
Depository  shall  immediately  succeed to its  predecessor's  duties as Book Entry Custodian.
The  Depositor  shall have the right to  inspect,  and to obtain  copies of, any Notes held as
Book Entry Notes by the Book Entry  Custodian.  No Beneficial  Owner will receive a Definitive
Note  representing  such  Beneficial  Owner's  interest  in such Note,  except as  provided in
Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes")
have been issued to Beneficial Owners pursuant to Section 4.08:

(i)     the provisions of this Section 4.06 shall be in full force and effect;

(ii)    the Note  Registrar  and the  Indenture  Trustee  shall be  entitled  to deal with the
        Depository for all purposes of this  Indenture  (including the payment of principal of and interest on the Notes and the giving of instructions  or directions  hereunder) as the sole holder of the Notes, and shall have no obligation to the Owners of Notes;

(iii)   to the  extent  that the  provisions  of this  Section  4.06  conflict  with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(iv)    the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between such Owners of
        Notes  and the  Depository  and/or  the  Depository  Participants.  Unless  and  until
        Definitive  Notes are issued  pursuant to Section 4.08,  the initial  Depository  will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and  interest on the Notes to such  Depository  Participants;
        and

(v)     whenever  this  Indenture   requires  or  permits  actions  to  be  taken  based  upon instructions  or directions of Holders of Notes  evidencing a specified  percentage of the aggregate Note Balance of the Notes,  the Depository  shall be deemed to represent such  percentage  only to the extent that it has received  instructions to such effect
        from  Beneficial  Owners  and/or  Depository   Participants  owning  or  representing,
        respectively,  such required  percentage of the  beneficial  interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07.    Notices to Depository.  Whenever a notice or other  communication to the Note
Holders is required under this Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial  Owners  pursuant to Section 4.08,  the Indenture  Trustee shall give all such notices and  communications  specified  herein to be given to Holders of the Notes to the
Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.    Definitive  Notes.  If  (i)  the  Indenture   Trustee   determines  that  the
Depository  is no longer  willing or able to  properly  discharge  its  responsibilities  with respect  to the Notes and the  Indenture  Trustee is unable to locate a  qualified  successor,
(ii) the Indenture  Trustee elects to terminate the  book-entry  system through the Depository or  (iii)  after  the  occurrence  of an  Event  of  Default,  Owners  of  Notes  representing beneficial  interests  aggregating  at least a majority of the  aggregate  Note Balance of the
Notes advise the Depository in writing that the  continuation  of a book-entry  system through the  Depository  is no  longer  in the  best  interests  of the  Beneficial  Owners,  then the
Depository shall notify all Beneficial  Owners and the Indenture  Trustee of the occurrence of any such event and of the  availability of Definitive  Notes to Beneficial  Owners  requesting the same. Upon surrender to the Indenture  Trustee of the typewritten  Notes  representing the
Book Entry Notes by the Book Entry  Custodian or the  Depository,  as applicable,  accompanied by  registration  instructions,  the Issuer  shall  execute and the  Indenture  Trustee  shall authenticate  the Definitive  Notes in accordance  with the  instructions  of the  Depository.
None of the  Issuer,  the Note  Registrar  or the  Indenture  Trustee  shall be liable for any delay in delivery of such  instructions and may  conclusively  rely on, and shall be protected in relying  on, such  instructions.  Upon the  issuance of  Definitive  Notes,  the  Indenture
Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 4.09.    Tax  Treatment.  The Issuer has entered  into this  Indenture,  and the Notes will be  issued,  with the  intention  that,  for  federal,  state  and local  income,  single business and  franchise tax purposes,  the Notes will qualify as  indebtedness  of the Issuer.
The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its acceptance of its
Note (and each  Beneficial  Owner by its  acceptance  of an  interest in the  applicable  Book
Entry Note),  agree to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer.

Section 4.10.    Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further  effect  with  respect  to the Notes  except as to (i)  rights of  registration  of transfer and  exchange,  (ii)  substitution  of  mutilated,  destroyed,  lost or stolen Notes,
(iii) rights of Noteholders  to receive  payments of principal  thereof and interest  thereon,
(iv) Sections  3.03,  3.04,  3.06,  3.09,  3.16,  3.17,  3.18,  3.19 and 3.20, (v) the rights, obligations  and immunities of the Indenture  Trustee  hereunder  (including the rights of the
Indenture  Trustee  under  Section 6.07 and the  obligations  of the  Indenture  Trustee under
Section 4.11) and (vi) the rights of Noteholders as  beneficiaries  hereof with respect to the property  so  deposited  with the  Indenture  Trustee  payable to all or any of them,  and the
Indenture  Trustee,  on demand of and at the  expense  of the  Issuer,  shall  execute  proper instruments  acknowledging  satisfaction  and discharge of this  Indenture with respect to the
Notes, when

(A)     either

(1)     the Notes  theretofore  authenticated  and  delivered  (other than (i) Notes that have been  destroyed,  lost or stolen and that have been  replaced  or paid as  provided in
        Section 4.03 and (ii) Notes for whose payment money has theretofore  been deposited in trust or  segregated  and held in trust by the  Issuer  and  thereafter  repaid to the
        Issuer or  discharged  from  such  trust,  as  provided  in  Section  3.03)  have been delivered to the Indenture Trustee for cancellation; or

(2)     the Notes not theretofore delivered to the Indenture Trustee for cancellation

a.      have become due and payable,

b.      will become due and payable at the Final Insured Payment Date within one year, or

c.      have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer,  in the case of a. or b. above,  has  irrevocably  deposited or caused to be irrevocably  deposited with the Indenture Trustee cash or direct  obligations of or obligations  guaranteed by the United States of America (which will mature prior to the  date  such  amounts  are  payable),  in  trust  for such  purpose,  in an  amount
        sufficient  to  pay  and  discharge  the  entire   indebtedness  on  such  Notes  then
        outstanding not theretofore  delivered to the Indenture  Trustee for cancellation when due on the Final Insured Payment Date;

(B)     the Issuer has paid or caused to be paid all other sums  payable  hereunder  and under the Insurance Agreement by the Issuer; and

(C)     the  Issuer  has  delivered  to the  Indenture  Trustee  and the  Credit  Enhancer  an
Officer's Certificate and an Opinion of Counsel,  each meeting the applicable  requirements of
Section 10.01 and each stating that all conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of Counsel  relates to a deposit made in  connection  with Section  4.10(A)(2)b.  above,  such opinion  shall  further be to the effect that such deposit will not have any material  adverse tax consequences to the Issuer, any Noteholders or any Certificateholder.

Section 4.11.    Application of Trust Money. All monies  deposited with the Indenture  Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the provisions of the Notes and this  Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the Indenture Trustee may determine,  to the
Holders of  Securities,  of all sums due and to become due thereon for principal and interest;
but such monies need not be segregated  from other funds except to the extent  required herein or required by law.

Section 4.12.    Subrogation   and   Cooperation.   The  Issuer  and  the  Indenture   Trustee
acknowledge  that (i) to the  extent  the  Credit  Enhancer  makes  payments  under the Credit
Enhancement  Instrument  on account of principal of or interest on the Home Loans,  the Credit
Enhancer will be fully  subrogated to the rights of the  Noteholders to receive such principal and interest from the Home Loans,  and (ii) the Credit  Enhancer  shall be paid such principal and  interest  but  only  from  the  sources  and in the  manner  provided  herein  and in the
Insurance Agreement for the payment of such principal and interest.

        The Indenture  Trustee shall cooperate in all respects with any reasonable  request by the  Credit  Enhancer  for action to  preserve  or enforce  the  Credit  Enhancer's  rights or interest under this Indenture or the Insurance  Agreement,  consistent with this Indenture and without  limiting  the rights of the  Noteholders  as  otherwise  set forth in the  Indenture, including,  without  limitation,  upon the occurrence  and  continuance of a default under the
Insurance Agreement, a request to take any one or more of the following actions:

(i)     institute  Proceedings for the collection of all amounts then payable on the Notes, or under  this  Indenture  in  respect  to the Notes and all  amounts  payable  under the
        Insurance  Agreement and to enforce any judgment  obtained and collect from the Issuer monies adjudged due;

(ii)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private Sales (as defined in Section 5.15 hereof)  called and conducted in any manner permitted by law;
(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture; and

(v)     exercise any remedies of a secured  party under the Uniform  Commercial  Code and take any other  appropriate  action to protect and  enforce the rights and  remedies of the
        Credit Enhancer hereunder.

        Following  the payment in full of the Notes,  the Credit  Enhancer  shall  continue to have all rights and privileges  provided to it under this Section and in all other  provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13.    Repayment  of  Monies  Held  by  Paying  Agent.   In   connection   with  the
satisfaction  and discharge of this Indenture with respect to the Notes,  all monies then held by any Person other than the Indenture  Trustee under the  provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and  applied  according  to Section  3.05 and  thereupon  such  Paying  Agent shall be released from all further liability with respect to such monies.

Section 4.14.    Temporary  Notes.  Pending  the  preparation  of any  Definitive  Notes,  the
Issuer may execute and upon its written  direction,  the  Indenture  Trustee may  authenticate
and  make   available  for  delivery,   temporary   Notes  that  are  printed,   lithographed,
typewritten,  photocopied or otherwise  produced,  in any  denomination,  substantially of the tenor of the  Definitive  Notes in lieu of which  they are  issued  and with such  appropriate insertions,  omissions,  substitutions  and other  variations as the officers  executing  such
Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued,  the Issuer will cause  Definitive Notes to be prepared without  unreasonable  delay.  After the  preparation of the Definitive  Notes,  the temporary
Notes shall be  exchangeable  for Definitive  Notes upon  surrender of the temporary  Notes at the office or agency of the Indenture  Trustee,  without charge to the Holder.  Upon surrender for  cancellation  of any one or more  temporary  Notes,  the  Issuer  shall  execute  and the
Indenture Trustee shall  authenticate and make available for delivery,  in exchange  therefor,
Definitive  Notes of  authorized  denominations  and of like  tenor  and  aggregate  principal amount.  Until so  exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

ARTICLE V

                                     DEFAULT AND REMEDIES

Section 5.01.    Events of Default.  The Issuer  shall  deliver to the  Indenture  Trustee and the Credit  Enhancer  within five calendar days after  learning of the occurrence of any event which with the giving of notice and the lapse of time would  become an Event of Default  under clause  (iii) of the  definition  of  "Event  of  Default"  written  notice  in the form of an
Officer's  Certificate  of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.    Acceleration  of Maturity;  Rescission and Annulment.  If an Event of Default
should  occur and be  continuing,  then and in every  such case the  Indenture  Trustee or the
Holders of Notes  representing  not less than a majority of the aggregate  Note Balance of all
Notes with the written consent of the Credit  Enhancer (so long as no Credit Enhancer  Default exists),  or the Credit  Enhancer (so long as no Credit  Enhancer  Default exists) may declare the Notes to be  immediately  due and  payable,  by a notice in writing to the Issuer  (and to the  Indenture  Trustee if given by  Noteholders),  and upon any such  declaration  the unpaid principal  amount of such Notes,  together with accrued and unpaid  interest  thereon  through the date of acceleration, shall become immediately due and payable.

        At any time after such  declaration  of  acceleration  of maturity  with respect to an
Event of Default  has been made and before a judgment  or decree for  payment of the money due has been  obtained by the Indenture  Trustee as  hereinafter  in this Article V provided,  the
Holders of Notes  representing  a majority  of the  aggregate  Note  Balance of all Notes,  by written  notice to the  Issuer  and the  Indenture  Trustee  with the  written  consent of the
Credit Enhancer (so long as no Credit  Enhancer  Default  exists),  or the Credit Enhancer (so long as no Credit  Enhancer  Default exists) may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(i)     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (A)    all sums due and payable to the Credit Enhancer; and

                      (B)    all  payments of  principal  of and interest on the Notes and all other  amounts that would then be due  hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                      (C)    all sums paid or  advanced  by the  Indenture  Trustee  hereunder and the reasonable  compensation,  expenses,  disbursements and advances of the
               Indenture Trustee and its agents and counsel; and

(ii)    all Events of Default,  other than the  nonpayment  of the principal of the Notes that has become due solely by such  acceleration,  have been cured or waived as provided in
        Section 5.12.

No such  rescission  shall  affect  any  subsequent  default  or impair  any right  consequent thereto.

Section 5.03.    Collection of Indebtedness  and Suits for  Enforcement by Indenture  Trustee.
(a) Subject to Section 3.31,  the Issuer  covenants  that if default in the payment of (i) any interest on any Note when the same becomes due and payable,  and such default  continues for a period of five days,  or (ii) the  principal  of or any  installment  of the  principal of any
Note when the same becomes due and payable,  the Issuer  shall,  upon demand of the  Indenture
Trustee,  pay to it, for the  benefit of the Holders of Notes,  the whole  amount then due and payable on the Notes for  principal and  interest,  with interest upon the overdue  principal, and in addition  thereto such  further  amount as shall be  sufficient  to cover the costs and expenses of collection,  including the reasonable  compensation,  expenses,  disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)     In case the Issuer shall fail  forthwith  to pay such  amounts  upon such demand,  the
Indenture  Trustee,  in its own  name and as  trustee  of an  express  trust,  subject  to the provisions of Section 10.17 hereof may institute a Proceeding  for the  collection of the sums so due and unpaid,  and may prosecute  such  Proceeding  to judgment or final decree,  and may enforce  the same  against  the  Issuer or other  obligor  upon the Notes and  collect  in the manner  provided  by law out of the  property of the Issuer or other  obligor  upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default occurs and is continuing,  the Indenture Trustee subject to the provisions  of Section  10.17 hereof may, as more  particularly  provided in Section  5.04, in its discretion,  proceed to protect and enforce its rights and the rights of the  Noteholders, by such  appropriate  Proceedings  as the  Indenture  Trustee  shall  deem most  effective  to protect and enforce any such rights,  whether for the specific  enforcement of any covenant or agreement  in this  Indenture  or in aid of the exercise of any power  granted  herein,  or to enforce any other proper remedy or legal or equitable  right vested in the  Indenture  Trustee by this Indenture or by law.

(d)     In case there shall be pending,  relative to the Issuer or any other  obligor upon the
Notes  or  any  Person  having  or  claiming  an  ownership  interest  in  the  Trust  Estate,
Proceedings  under  Title 11 of the  United  States  Code or any other  applicable  federal or state  bankruptcy,  insolvency  or other  similar  law,  or in case a  receiver,  assignee  or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar official shall have been  appointed  for or taken  possession  of the  Issuer or its  property  or such other obligor or Person,  or in case of any other comparable  judicial  Proceedings  relative to the
Issuer or other  obligor  upon the Notes,  or to the  creditors  or  property of the Issuer or such other  obligor,  the  Indenture  Trustee,  irrespective  of whether the  principal of any
Notes shall then be due and payable as therein  expressed or by  declaration  or otherwise and irrespective  of whether  the  Indenture  Trustee  shall have made any demand  pursuant to the provisions  of this  Section,  shall  be  entitled  and  empowered,  by  intervention  in such
Proceedings or otherwise:

(i)     to file and prove a claim or claims for the whole  amount of  principal  and  interest owing and unpaid in respect  of the Notes and to file such other  papers or  documents as may be necessary or advisable in order to have the claims of the Indenture  Trustee
        (including any claim for  reasonable  compensation  to the Indenture  Trustee and each predecessor  Indenture Trustee,  and their respective  agents,  attorneys and counsel, and for  reimbursement  of all expenses  and  liabilities  incurred,  and all advances made, by the Indenture  Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless prohibited by applicable law and regulations,  to vote on behalf of the Holders of Notes in any election of a trustee,  a standby trustee or Person performing similar functions in any such Proceedings;

(iii)   to collect and  receive any monies or other  property  payable or  deliverable  on any such claims and to distribute  all amounts  received with respect to the claims of the
        Noteholders and of the Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other  papers or  documents  as may be  necessary  or advisable  in order to have the  claims of the  Indenture  Trustee  or the  Holders of
        Notes allowed in any judicial  proceedings  relative to the Issuer,  its creditors and its  property;  and any trustee,  receiver,  liquidator,  custodian  or other  similar official in any such  Proceeding is hereby  authorized by each of such  Noteholders to make payments to the Indenture  Trustee,  and, in the event that the Indenture Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the
        Indenture   Trustee  such  amounts  as  shall  be  sufficient   to  cover   reasonable
        compensation to the Indenture  Trustee,  each predecessor  Indenture Trustee and their respective  agents,  attorneys  and counsel,  and all other  expenses and  liabilities incurred,  and all  advances  made,  by the  Indenture  Trustee  and each  predecessor
        Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

(e)     Nothing  herein  contained  shall be deemed to  authorize  the  Indenture  Trustee  to authorize  or consent to or vote for or accept or adopt on behalf of any  Noteholder  any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Holder  thereof or to authorize the  Indenture  Trustee to vote in respect of the claim of any Noteholder in any such proceeding  except, as aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession  of any of the
Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such action or  proceedings  instituted by the  Indenture  Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements  and  compensation  of the Indenture  Trustee,  each  predecessor
Indenture  Trustee  and  their  respective  agents  and  attorneys,  shall be for the  ratable benefit of the Holders of the Notes.

(g)     In any  Proceedings  brought  by the  Indenture  Trustee  (and  also  any  Proceedings involving  the  interpretation  of any  provision  of this  Indenture  to which the  Indenture
Trustee shall be a party),  the  Indenture  Trustee shall be held to represent all the Holders of the  Notes,  and it  shall  not be  necessary  to make any  Noteholder  a party to any such
Proceedings.

Section 5.04.    Remedies;  Priorities.  (a) If an Event of Default shall have occurred and be continuing,  the Indenture  Trustee subject to the provisions of Section 10.17 hereof may with the written  consent of the Credit Enhancer (so long as no Credit  Enhancer  Default  exists), or shall at the  written  direction  of the  Credit  Enhancer  (so long as no Credit  Enhancer
Default exists), do one or more of the following (subject to Section 5.05):

(i)     institute  Proceedings  in its own name and as  trustee  of an  express  trust for the collection  of all  amounts  then  payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement  enforce any judgment  obtained,  and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)    institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)   exercise any remedies of a secured party under the UCC and take any other  appropriate action to protect  and enforce the rights and  remedies of the  Indenture  Trustee and the Holders of the Notes;
(iv)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private  sales  called and  conducted  in any manner  permitted by law;
        provided,  however, that the Indenture Trustee may not sell or otherwise liquidate the
        Trust Estate following an Event of Default,  unless (A) the Indenture  Trustee obtains the consent of the Credit  Enhancer,  or if a Credit Enhancer Default has occurred and is  continuing,  the consent of the Holders of 100% of the  aggregate  Note Balance of the Notes,  (B) the proceeds of such Sale  distributable  to Holders are sufficient to discharge  in full all amounts  then due and unpaid upon the Notes for  principal  and interest and to reimburse  the Credit  Enhancer for any amounts drawn under the Credit
        Enhancement  Instrument  and any  other  amounts  due the  Credit  Enhancer  under the
        Insurance  Agreement or (C) the Indenture Trustee  determines that the Home Loans will not continue to provide  sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been  declared due and payable,  and the  Indenture  Trustee  obtains the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default  exists),  which consent will not be unreasonably withheld;  provided  further that the  Indenture  Trustee  shall not sell or otherwise liquidate  the Trust  Estate if the proceeds of such sale or  liquidation  will not be sufficient  to  discharge  in full all amounts  then due and unpaid upon the Notes for principal  and  interest and to reimburse  the Credit  Enhancer for any amounts  drawn under the Credit Enhancement  Instrument and any other amounts due the Credit Enhancer under the Insurance  Agreement unless the Indenture Trustee obtains the consent of the
        Holders of 66 2/3% of the aggregate  Note Balance of the Notes with the consent of the
        Credit  Enhancer  (so  long as no  Credit  Enhancer  Default  exists),  or the  Credit
        Enhancer  (so  long  as no  Credit  Enhancer  Default  exists).  In  determining  such sufficiency  or  insufficiency  with  respect to clauses  (B) and (C),  the  Indenture
        Trustee  may,  but  need  not,  obtain  and rely  upon an  opinion  of an  Independent investment banking or accounting firm of national  reputation as to the feasibility of such proposed  action and as to the  sufficiency of the Trust Estate for such purpose.
        Notwithstanding  the foregoing,  so long as a Servicing Default has not occurred,  any
        placeCitySale of the Trust Estate shall be made subject to the continued  servicing of the Home Loans by the Master Servicer as provided in the Servicing Agreement.

(b)     If the Indenture  Trustee  collects any money or property  pursuant to this Article V, it shall pay out the money or property in the following order:

        FIRST: to the Indenture Trustee for all amounts due under Section 6.07 herein;

        SECOND:  to the  Holders  of the Notes  for  amounts  due and  unpaid on the Notes for interest,  according to the order and priority set forth in Section  3.05(a)(ii)  from amounts available in the Trust Estate for such Noteholders;

        THIRD:  on a pro rata  basis,  to Holders of the Notes for  amounts  due and unpaid on the  Notes  for  principal,  from  amounts  available  in the  Trust  Estate  for such
        Noteholders,  according  to the amounts  due and  payable on the Notes for  principal, until the related Note Balances of the Notes are reduced to zero;

        FOURTH:  [reserved];

        FIFTH:  to the payment of all amounts due and owing to the Credit  Enhancer  under the
        Insurance Agreement;

        SIXTH:  to the  Certificate  Paying  Agent for amounts due under  Article VIII  of the
        Trust Agreement; and

        SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The  Indenture  Trustee  may fix a record  date and  payment  date for any  payment to
Noteholders  pursuant to this  Section  5.04.  At least 15 days before such record  date,  the
Indenture  Trustee  shall mail to each  Noteholder a notice that states the record  date,  the payment date and the amount to be paid.

Section 5.05.    Optional  Preservation  of the Trust Estate.  If the Notes have been declared to be due and payable  under Section 5.02  following an Event of Default and such  declaration and its  consequences  have not been  rescinded and annulled,  the Indenture  Trustee may, but need not (but shall at the  written  direction  of the Credit  Enhancer,  so long as no Credit
Enhancer  Default  exists) elect to take and maintain  possession  of the Trust Estate.  It is the desire of the parties  hereto and the  Noteholders  that there be at all times  sufficient funds for the payment of principal of and interest on the Notes and other  obligations  of the
Issuer  including  payment to the Credit  Enhancer and the  Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession  of the
Trust  Estate.  In  determining  whether to take and maintain  possession of the Trust Estate, the Indenture  Trustee may, but need not,  obtain (at the expense of the Issuer) and rely upon an opinion of an Independent  investment banking or accounting firm of national  reputation as to the  feasibility of such proposed  action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.    Limitation  of  Suits.  No  Holder  of any  Note  shall  have  any  right  to institute any Proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the appointment of a receiver or trustee,  or for any other remedy  hereunder,  unless and subject to the provisions of Section 10.17 hereof:

(i)     such  Holder  has  previously  given  written  notice to the  Indenture  Trustee  of a continuing Event of Default;

(ii)    the Holders of not less than 25% of the aggregate  Note Balance of the Notes have made written  request to the Indenture  Trustee to institute such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)   such Holder or Holders  have offered to the  Indenture  Trustee  reasonable  indemnity against the costs,  expenses and  liabilities  to be incurred in  complying  with such request;

(iv)    the Indenture Trustee for 60 days after its receipt of such notice,  request and offer of indemnity has failed to institute such Proceedings; and

(v)     no direction  inconsistent  with such written  request has been given to the Indenture
        Trustee  during such 60 day period by the Holders of a majority of the aggregate  Note
        Balance of the Notes or by the Credit Enhancer.

It is  understood  and  intended  that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by  availing  of, any  provision  of this  Indenture  to affect,  disturb  or  prejudice  the  rights of any other  Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other  Holders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent  requests and  indemnity  from two or more  groups of Holders of Notes,  each  representing  less than a majority  of the  aggregate  Note  Balance of the  Notes,  the  Indenture  Trustee in its sole discretion  may  determine  what action,  if any,  shall be taken,  notwithstanding  any other provisions of this Indenture.

Section 5.07.    Rights of  Noteholders  to Receive  Principal and  Interest.  Notwithstanding
any other  provisions in this  Indenture,  but subject to Section 3.31, the Holder of any Note shall  have the  right,  which is  absolute  and  unconditional,  to  receive  payment  of the principal of and interest,  if any, on such Note on or after the  respective due dates thereof expressed in such Note or in this Indenture and to institute  suit for the  enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.    Restoration  of  Rights  and  Remedies.  If  the  Indenture  Trustee  or  any
Noteholder  has  instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued or abandoned for any reason or has been determined adversely  to the  Indenture  Trustee or to such  Noteholder,  then and in every such case the
Issuer,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination  in such Proceeding,  be restored  severally and respectively to their respective former positions hereunder,  and  thereafter  all  rights  and  remedies  of  the  Indenture  Trustee  and  the
Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09.    Rights and Remedies  Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture  Trustee,  the Credit  Enhancer or to the Noteholders is intended to be exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent permitted  by law,  be  cumulative  and in  addition  to every  other  right and remedy  given hereunder  or now or hereafter  existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.    Delay  or  Omission  Not a  Waiver.  No delay or  omission  of the  Indenture
Trustee,  the  Credit  Enhancer  or any  Holder  of any Note to  exercise  any right or remedy accruing  upon any Event of Default  shall  impair any such  right or remedy or  constitute  a waiver of any such  Event of  Default  or an  acquiescence  therein.  Every  right and  remedy given by this  Article  V or by law to the  Indenture  Trustee  or to the  Noteholders  may be
exercised  from  time to time,  and as  often as may be  deemed  expedient,  by the  Indenture
Trustee or by the Noteholders, as the case may be.

Section 5.11.    Control  by  the  Credit  Enhancer  or  the  Noteholders.  The  Holders  of a
majority of the  aggregate  Note Balance of Notes with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default  exists),  or the Credit  Enhancer  (so long as no Credit
Enhancer  Default  exists)  shall  have the right to  direct  the  time,  method  and place of conducting any Proceeding  for any remedy  available to the Indenture  Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)     such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)    subject to the express terms of Section 5.04,  any direction to the Indenture  Trustee to sell or liquidate  the Trust Estate shall be by Holders of Notes  representing  not less than 100% of the  aggregate  Note Balance of Notes with the consent of the Credit
        Enhancer (so long as no Credit Enhancer  Default  exists),  or the Credit Enhancer (so long as no Credit Enhancer Default exists);

(iii)   if the  conditions  set forth in Section 5.05 have been  satisfied  and the  Indenture
        Trustee  elects  to  retain  the  Trust  Estate  pursuant  to such  Section,  then any direction to the Indenture Trustee by Holders of Notes  representing less than 100% of the aggregate  Note Balance of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv)    the  Indenture  Trustee  may take any other  action  deemed  proper  by the  Indenture
        Trustee that is not inconsistent with such direction.

Notwithstanding  the  rights of  Noteholders  set forth in this  Section,  subject to Section
6.01,  the Indenture  Trustee need not take any action that it determines  might involve it in liability or might  materially  adversely  affect the rights of any Noteholders not consenting to such action  unless the  Indenture  Trustee has received  satisfactory  indemnity  from the
Credit Enhancer or the Noteholders.

Section 5.12.    Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the Notes as provided in Section  5.02,  the Holders of Notes of not less than a  majority  of the  aggregate  Note  Balance  of the Notes  with the  consent  of the  Credit
Enhancer (so long as no Credit Enhancer  Default  exists),  or the Credit Enhancer (so long as no Credit Enhancer  Default  exists) may waive any past Event of Default and its  consequences except an Event of Default (a) with  respect to payment of  principal of or interest on any of the Notes or (b) in  respect of a covenant or  provision  hereof  which  cannot be modified or amended  without the consent of the Holder of each Note.  In the case of any such waiver,  the
Issuer,  the Indenture  Trustee and the Holders of the Notes shall be restored to their former positions  and  rights  hereunder,  respectively;  but no  such  waiver  shall  extend  to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver,  any Event of Default arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall  extend to any  subsequent  or other  Event of Default  or impair  any right  consequent thereto.

Section 5.13.    Undertaking for Costs.  All parties to this Indenture  agree, and each Holder of any Note by such  Holder's  acceptance  thereof  shall be deemed to have  agreed,  that any court may in its discretion  require,  in any suit for the  enforcement of any right or remedy under this  Indenture,  or in any suit  against the  Indenture  Trustee for any action  taken, suffered  or omitted by it as  Indenture  Trustee,  the filing by any party  litigant  in such suit of an  undertaking  to pay the  costs  of such  suit,  and  that  such  court  may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees, against any party litigant  in such  suit,  having  due  regard to the  merits  and good  faith of the claims or defenses  made by such party  litigant;  but the  provisions  of this  Section  5.13 shall not apply to (a) any suit  instituted by the  Indenture  Trustee,  (b) any suit  instituted by any
Noteholder,  or group of  Noteholders,  in each case holding in the aggregate more than 10% of the aggregate  Note Balance of the Notes or (c) any suit  instituted by any Noteholder for the enforcement  of  the  payment  of  principal  of or  interest  on any  Note  on or  after  the respective due dates expressed in such Note and in this Indenture.

Section 5.14.    Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may  lawfully  do so) that it will not at any time insist  upon,  or plead or in any manner whatsoever,  claim or take the benefit or  advantage  of, any stay or  extension  law wherever enacted,  now or at any  time  hereafter  in  force,  that may  affect  the  covenants  or the performance  of this  Indenture;  and the Issuer (to the extent  that it may  lawfully  do so)
hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution of any power herein  granted to the Indenture
Trustee,  but will suffer and permit the  execution  of every such power as though no such law had been enacted.

Section 5.15.    placeCitySale   of  Trust   Estate.   (a)  The  power  to  effect  any  sale,
liquidation  or other  disposition  (a  "placeCitySale")  of any  portion of the Trust  Estate pursuant to Section  5.04 is  expressly  subject to the  provisions  of Section  5.05 and this
Section  5.15.  The power to effect  any such Sale shall not be  exhausted  by any one or more
Sales as to any portion of the Trust Estate remaining  unsold,  but shall continue  unimpaired until the entire  Trust  Estate  shall have been sold or all amounts  payable on the Notes and under this  Indenture and under the Insurance  Agreement  shall have been paid.  The Indenture
Trustee  may from time to time  postpone  any public Sale by public  announcement  made at the time and place of such  placeCitySale.  The  Indenture  Trustee  hereby  expressly  waives its right to any amount fixed by law as compensation for any placeCitySale.

(b)     The Indenture  Trustee shall not in any private  placeCitySale  sell the Trust Estate, or any portion thereof, unless:

(1)     the  Holders of all Notes  with the  consent  of the  Credit  Enhancer  (so long as no
        Credit  Enhancer  Default  exists),  or the  Credit  Enhancer  (so  long as no  Credit
        Enhancer  Default  exists)  consent to, or direct the Indenture  Trustee to make, such
        Sale, or

(2)     the  proceeds  of such Sale would not be less than the entire  amount  which  would be
        payable  to  the  Noteholders  under  the  Notes,  the  Certificateholder   under  the
        Certificate  and the Credit  Enhancer  in respect  of amounts  drawn  under the Credit
        Enhancement  Instrument and any other amounts due the Indenture  Trustee in connection with  expenses  incurred  by reason of such sale and any other  amounts due the Credit
        Enhancer under the Insurance  Agreement,  in full payment  thereof in accordance  with
        Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(3)     the Indenture  Trustee  determines,  in its sole  discretion,  that the conditions for retention  of the Trust  Estate  set forth in Section  5.05  cannot be  satisfied  (in making any such  determination,  the Indenture  Trustee may rely upon an opinion of an
        Independent  investment  banking firm  obtained and  delivered as provided in Section
        5.05), and the Credit Enhancer (so long as no Credit Enhancer Default exists),  or the
        Holders  representing at least 66-2/3% of the aggregate Note Balance of the Notes with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default  exists), consent to such Sale.

The purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private
CitySale  shall not be deemed a  placeCitySale  or other  disposition  thereof for purposes of this Section 5.15(b).

(c)     Unless the  Holders  with the  consent of the  Credit  Enhancer  (so long as no Credit
Enhancer  Default  exists),  or the Credit  Enhancer  (so long as no Credit  Enhancer  Default exists) have  otherwise  consented or directed the  Indenture  Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum  bid equal to or greater  than the amount  described  in  paragraph  (2) of  subsection  (b) of this  Section  5.15  has not been established  by the  Indenture  Trustee and no Person bids an amount  equal to or greater than such amount,  the  Indenture  Trustee shall bid an amount at least $1.00 more than the highest other bid.

(d)     In connection with a placeCitySale of all or any portion of the Trust Estate:

(1)     any  Holder  or  Holders  of  Notes  may bid for and with the  consent  of the  Credit
        Enhancer (so long as no Credit Enhancer  Default exists) purchase the property offered for sale, and upon compliance with the terms of sale may hold,  retain and possess and dispose of such  property,  without  further  accountability,  and may,  in paying the purchase money therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon payment of the net proceeds of such sale,  be payable thereon,  and such Notes, in case the amounts so payable thereon shall be less than the amount due  thereon,  shall be returned to the  Holders  thereof  after being appropriately stamped to show such partial payment;

(2)     the  Indenture  Trustee  may bid for and  acquire  the  property  offered  for Sale in connection  with any Sale thereof,  and,  subject to any  requirements  of, and to the extent permitted by, applicable law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private sale,  and, in lieu of paying cash  therefor, may make  settlement  for the purchase price by crediting the gross Sale price against the sum of (A) the amount  which  would be  distributable  to the Holders of the Notes and the  Holder of the  Certificate  and  amounts  owing to the Credit  Enhancer  as a result of such Sale in  accordance  with  Section  5.04(b)  on the  Payment  Date next succeeding  the  date  of  such  Sale  and (B) the  expenses  of the  Sale  and of any
        Proceedings  in  connection  therewith  which are  reimbursable  to it,  without being required to produce  the Notes in order to complete  any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
        Indenture  Trustee  shall  be  held  and  dealt  with  by it in  accordance  with  the provisions of this Indenture;

(3)     the  Indenture  Trustee  shall  execute  and  deliver  an  appropriate  instrument  of conveyance  transferring its interest in any portion of the Trust Estate in connection with a placeCitySale thereof;

(4)     the Indenture Trustee is hereby irrevocably  appointed the agent and  attorney-in-fact of the Issuer to transfer  and convey its  interest in any portion of the Trust Estate in  connection  with a Sale thereof,  and to take all action  necessary to effect such
        Sale; and

(5)     no purchaser or  transferee  at such a  placeCitySale  shall be bound to ascertain the
        Indenture  Trustee's  authority,  inquire  into  the  satisfaction  of any  conditions precedent or see to the application of any monies.

Section 5.16.    Action on Notes.  The Indenture  Trustee's right to seek and recover judgment on the Notes or under this  Indenture  shall not be  affected  by the  seeking,  obtaining  or application  of any other  relief under or with  respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies  of the  Indenture  Trustee or the  Noteholders shall be  impaired by the  recovery  of any  judgment  by the  Indenture  Trustee  against the
Issuer or by the levy of any  execution  under  such  judgment  upon any  portion of the Trust
Estate  or upon any of the  assets  of the  Issuer.  Any money or  property  collected  by the
Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17.    Performance and Enforcement of Certain  Obligations.  (a) Promptly  following a written request from the Credit  Enhancer or the Indenture  Trustee with the written consent of the Credit Enhancer to do so (so long as no Credit Enhancer  Default  exists),  the Issuer, in its  capacity as holder of the Home Loans,  shall,  with the written  consent of the Credit
Enhancer (so long as no Credit Enhancer  Default  exists),  take all such lawful action as the
Indenture  Trustee  may  request to cause the Issuer to compel or secure the  performance  and observance  by  the  Seller  and  the  Master  Servicer,  as  applicable,  of  each  of  their obligations  to the Issuer under or in connection  with the Home Loan  Purchase  Agreement and the Servicing Agreement, and to exercise any and all rights,  remedies,  powers and privileges lawfully  available  to the  Issuer  under  or in  connection  with  the  Home  Loan  Purchase
Agreement  and the  Servicing  Agreement  to the  extent  and in the  manner  directed  by the
Indenture  Trustee,  as pledgee of the Home Loans,  including the  transmission  of notices of default on the part of the Seller or the Master  Servicer  thereunder  and the  institution of legal or administrative  actions or proceedings to compel or secure  performance by the Seller or the Master  Servicer of each of their  obligations  under the Home Loan Purchase  Agreement and the Servicing Agreement.

(b)     If an Event of Default has occurred  and is  continuing,  the  Indenture  Trustee,  as pledgee of the Home Loans,  subject to the rights of the Credit  Enhancer  under the Servicing
Agreement  may,  and at the  direction  (which  direction  shall be in writing or by telephone
(confirmed in writing  promptly  thereafter))  of the Credit Enhancer (or if a Credit Enhancer
Default has occurred and is  continuing,  Holders of 66-2/3% of the aggregate  Note Balance of the Notes) shall, exercise all rights, remedies,  powers,  privileges and claims of the Issuer against the Seller or the Master  Servicer under or in connection  with the Home Loan Purchase
Agreement  and the  Servicing  Agreement,  including  the right or power to take any action to compel or secure  performance or observance by the Seller or the Master Servicer,  as the case may be,  of each of their  obligations  to the  Issuer  thereunder  and to give  any  consent, request,  notice,  direction,  approval,  extension  or waiver  under  the Home Loan  Purchase
Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the Issuer to take such action  shall not be  suspended.  In  connection  therewith,  as  determined  by the
Indenture  Trustee,  the Issuer shall take all actions necessary to effect the transfer of the
Home Loans to the Indenture Trustee.

ARTICLE VI

                                    THE INDENTURE TRUSTEE

Section 6.01.    Duties of Indenture  Trustee.  (a) If an Event of Default has occurred and is continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this
Indenture  and use the same  degree of care and skill in their  exercise  as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the  Indenture  Trustee  undertakes to perform such duties and only such duties as are specifically  set forth in this  Indenture  and no implied  covenants  or  obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)    in the absence of bad faith on its part, the Indenture Trustee may conclusively  rely, as to the  truth of the  statements  and the  correctness  of the  opinions  expressed therein,  upon  certificates  or  opinions  furnished  to the  Indenture  Trustee  and conforming to the  requirements  of this  Indenture;  however,  the Indenture  Trustee shall examine the certificates  and opinions to determine  whether or not they conform to the requirements of this Indenture.

(c)     The  Indenture  Trustee  may not be  relieved  from  liability  for its own  negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)    the  Indenture  Trustee  shall not be liable  for any error of  judgment  made in good faith by a  Responsible  Officer  unless it is proved that the  Indenture  Trustee was negligent in ascertaining the pertinent facts; and

(iii)   the  Indenture  Trustee  shall not be liable  with  respect  to any action it takes or omits  to take  in good  faith  in  accordance  with a  direction  received  by it (A)
        pursuant  to Section  5.11 or (B) from the Credit  Enhancer,  which it is  entitled to give under any of the Basic Documents.

(d)     The  Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the Indenture  Trustee need not be segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)     No provision of this Indenture  shall require the Indenture  Trustee to expend or risk its own funds or otherwise incur  financial  liability in the performance of any of its duties hereunder  or in the  exercise  of any of its  rights or powers,  if it shall have  reasonable grounds to believe  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(g)     Every  provision of this Indenture  relating to the conduct or affecting the liability of or affording  protection  to the Indenture  Trustee  shall be subject to the  provisions of this Section and to the provisions of the TIA.

Section 6.02.    Rights  of  Indenture  Trustee.  (a) The  Indenture  Trustee  may rely on any document  believed  by it to be genuine  and to have been  signed or  presented  by the proper person.  The  Indenture  Trustee  need  not  investigate  any  fact or  matter  stated  in the document.

(b)     Before  the  Indenture  Trustee  acts or  refrains  from  acting,  it may  require  an
Officer's  Certificate  or an Opinion of Counsel.  The  Indenture  Trustee shall not be liable for any  action  it  takes  or  omits  to  take in good  faith  in  reliance  on an  Officer's
Certificate or Opinion of Counsel.

(c)     The  Indenture  Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be responsible for any misconduct or negligence on the part of, or for the  supervision  of, any such agent,  attorney,  custodian  or nominee appointed with due care by it hereunder.

(d)     The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith  which it  believes  to be  authorized  or within  its rights or powers;  provided, however,  that the  Indenture  Trustee's  conduct  does  not  constitute  willful  misconduct, negligence or bad faith.

(e)     The Indenture  Trustee may consult with counsel,  and the advice or opinion of counsel with  respect to legal  matters  relating  to this  Indenture  and the Notes shall be full and complete  authorization and protection from liability in respect to any action taken,  omitted or  suffered by it  hereunder  in good faith and in  accordance  with the advice or opinion of such counsel.

Section 6.03.    Individual  Rights  of  Indenture  Trustee.  The  Indenture  Trustee  in  its
individual  or any other  capacity may become the owner or pledgee of Notes and may  otherwise deal  with the  Issuer or its  Affiliates  with the same  rights it would  have if it were not
Indenture  Trustee.  Any Note Registrar,  co registrar or co paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04.    Indenture   Trustee's   Disclaimer.   The  Indenture  Trustee  shall  not  be
(i) responsible  for and  makes no  representation  as to the  validity  or  adequacy  of this
Indenture or the Notes,  (ii)  accountable for the Issuer's use of the proceeds from the Notes or (iii)  responsible  for any  statement  of the Issuer in the  Indenture  or in any document issued  in  connection  with the sale of the Notes or in the Notes  other  than the  Indenture
Trustee's certificate of authentication.

Section 6.05.    Notice of Event of Default.  If an Event of Default  occurs and is continuing and if it is known to a Responsible  Officer of the Indenture  Trustee,  the Indenture Trustee
shall give notice  thereof to the Credit  Enhancer.  The Indenture  Trustee shall mail to each
Noteholder  notice  of the Event of  Default  within 90 days  after it  occurs.  Except in the case of an  Event of  Default  in  payment  of  principal  of or  interest  on any  Note,  the
Indenture  Trustee may withhold  the notice if and so long as a committee  of its  Responsible
Officers  in good  faith  determines  that  withholding  the  notice  is in the  interests  of
Noteholders.

Section 6.06.    Reports  by  Indenture  Trustee  to  Holders.  The  Indenture  Trustee  shall deliver to each  Noteholder  such  information  as may be  required  to enable  such holder to prepare its federal and state income tax  returns.  In  addition,  upon the  Issuer's  written request,  the Indenture  Trustee shall promptly furnish  information  reasonably  requested by the Issuer  that is  reasonably  available  to the  Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07.    Compensation  and Indemnity.  The Indenture  Trustee shall be compensated and indemnified  by the  Master  Servicer  in  accordance  with  Section  6.06  of  the  Servicing
Agreement.  The  Indenture  Trustee's  compensation  shall  not  be  limited  by  any  law  on compensation of a trustee of an express trust.

Section 6.08.    Replacement  of  Indenture   Trustee.   No  resignation  or  removal  of  the
Indenture  Trustee and no appointment of a successor  Indenture Trustee shall become effective until the  acceptance of  appointment  by the  successor  Indenture  Trustee  pursuant to this
Section  6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the Credit  Enhancer.  The Holders of a majority of the  aggregate  Note  Balance of the Notes or the  Credit  Enhancer  (so long as no  Credit  Enhancer  Default  exists)  may  remove  the
Indenture  Trustee by so  notifying  the  Indenture  Trustee and the Credit  Enhancer  and may
appoint a successor Indenture Trustee.  The Issuer shall remove the Indenture Trustee if:

(i)     the Indenture Trustee fails to comply with Section 6.11;

(ii)    the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)   a receiver  or other  public  officer  takes  charge of the  Indenture  Trustee or its property; or

(iv)    the Indenture Trustee otherwise becomes incapable of acting.

If the  Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the
Indenture  Trustee  for any reason  (the  Indenture  Trustee in such event  being  referred to herein as the  retiring  Indenture  Trustee),  the Issuer shall  promptly  appoint a successor
Indenture  Trustee  with the  consent of the Credit  Enhancer  (so long as no Credit  Enhancer
Default  exists),   which  consent  will  not  be  unreasonably  withheld.  In  addition,  the
Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

        A successor  Indenture  Trustee shall deliver a written  acceptance of its appointment to the retiring  Indenture  Trustee and to the Issuer.  Thereupon,  the resignation or removal of the  retiring  Indenture  Trustee  shall  become  effective,  and the  successor  Indenture
Trustee  shall have all the  rights,  powers and duties of the  Indenture  Trustee  under this
Indenture.  The  successor  Indenture  Trustee  shall  mail  a  notice  of its  succession  to
Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a  successor  Indenture  Trustee  does not take  office  within  60 days  after the retiring Indenture Trustee resigns or is removed,  the retiring Indenture Trustee,  the Issuer or the Holders of a majority  of the  aggregate  Note  Balance of the Notes may  petition  any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the  Indenture  Trustee  fails to comply with  Section  6.11,  any  Noteholder  may petition  any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding  the  replacement of the Indenture  Trustee  pursuant to this Section, the Issuer's  obligations  under  Section 6.07 shall  continue for the benefit of the retiring
Indenture Trustee.

Section 6.09.    Successor   Indenture   Trustee  by   Merger.   If  the   Indenture   Trustee
consolidates  with,  merges or  converts  into,  or  transfers  all or  substantially  all its corporate  trust  business  or assets to,  another  corporation  or banking  association,  the resulting,  surviving  or  transferee  corporation  without  any  further  act  shall  be  the successor Indenture Trustee;  provided,  that such corporation or banking association shall be otherwise  qualified  and eligible  under Section  6.11.  The Indenture  Trustee shall provide the Rating Agencies written notice of any such transaction occurring after the Closing Date.

        In  case  at  the  time  such  successor  or  successors  by  merger,   conversion  or
consolidation  to the Indenture  Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been  authenticated  but not delivered,  any such successor to the
Indenture  Trustee may adopt the certificate of  authentication  of any  predecessor  trustee, and deliver such Notes so  authenticated;  and in case at that time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such Notes either  in the  name of any  predecessor  hereunder  or in the  name of the  successor  to the
Indenture  Trustee;  and in all such cases such  certificates  shall have the full force which it is  anywhere  in the  Notes  or in this  Indenture  provided  that the  certificate  of the
Indenture Trustee shall have.

Section 6.10.    Appointment  of  Co-Indenture  Trustee or  Separate  Indenture  Trustee.  (a)
Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement of any  jurisdiction  in which any part of the Trust Estate may at the time be  located,  the  Indenture  Trustee  shall  have the power and may  execute  and deliver  all  instruments  to  appoint  one  or  more  Persons  to  act  as  a  co-trustee  or co-trustees,  or  separate  trustee  or  separate  trustees,  of all or any part of the  Trust
Estate,  and to vest in such Person or Persons,  in such  capacity  and for the benefit of the
Noteholders,  such title to the Trust Estate,  or any part thereof,  and, subject to the other provisions  of this  Section,  such  powers,  duties,  obligations,  rights  and trusts as the
Indenture  Trustee may consider  necessary or desirable.  No  co-trustee  or separate  trustee hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee  under
Section 6.11 and no notice to  Noteholders  of the  appointment  of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)     Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights,  powers,  duties and  obligations  conferred or imposed upon the Indenture
        Trustee  shall  be  conferred  or  imposed  upon and  exercised  or  performed  by the
        Indenture  Trustee  and  such  separate  trustee  or  co-trustee   jointly  (it  being
        understood  that  such  separate  trustee  or  co-trustee  is  not  authorized  to act separately  without the Indenture  Trustee joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed the Indenture  Trustee shall be  incompetent  or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the  holding  of  title  to the  Trust  Estate  or any  portion  thereof  in any  such jurisdiction)  shall be exercised  and performed  singly by such  separate  trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)    no trustee  hereunder  shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

(iii)   the  Indenture  Trustee  may at any time  accept  the  resignation  of or  remove  any separate trustee or co-trustee.

(c)     Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing  any separate  trustee or  co-trustee shall refer to this  Agreement and the  conditions  of this Article VI. Each separate  trustee and  co-trustee,  upon its  acceptance  of the  trusts  conferred,  shall be  vested  with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the
Indenture  Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Indenture,  specifically  including every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Indenture  Trustee.
Every such instrument shall be filed with the Indenture Trustee.

(d)     Any separate  trustee or co-trustee may at any time constitute the Indenture  Trustee, its agent or attorney in fact with full power and  authority,  to the extent not prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by  the  Indenture  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 6.11.    Eligibility;  Disqualification.  The  Indenture  Trustee  shall at all  times satisfy  the  requirements  of TIAss.310(a).  The  Indenture  Trustee  shall  have a  combined capital and surplus of at least  $50,000,000 as set forth in its most recent  published annual report of  condition  and it or its parent  shall have a long term debt  rating of A or better by Moody's.  The  Indenture  Trustee  shall comply with TIAss.310(b),  including  the optional provision permitted by the second sentence of TIAss.310(b)(9);  provided,  however, that there shall be excluded from the  operation of TIAss.310(b)(1)  any  indenture or  indentures  under which other  securities of the Issuer are outstanding if the  requirements  for such exclusion set forth in TIAss.310(b)(1) are met.

        Within 90 days after  ascertaining  the  occurrence of an Event of Default which shall not have been cured or waived,  unless  authorized by the Securities and Exchange  Commission, the  Indenture  Trustee  shall  resign  with  respect  to one or  more  Classes  of  Notes  in accordance  with Section  6.08 of this  Indenture,  and the Issuer  shall  appoint a successor
Indenture  Trustee for such Classes.  In the event the Indenture  Trustee fails to comply with the terms of the preceding  sentence,  the Indenture  Trustee shall comply with clause (ii) of
TIAss.310(b).

        In the  case of the  appointment  hereunder  of a  successor  Indenture  Trustee  with respect  to any Class of Notes  pursuant  to this  Section  6.11,  the  Issuer,  the  retiring
Indenture  Trustee and the  successor  Indenture  Trustee  with respect to such Class of Notes shall execute and deliver an indenture  supplemental  hereto wherein each successor  Indenture
Trustee shall accept such  appointment  and which (i) shall  contain such  provisions as shall be  necessary  or  desirable  to  transfer  and  confirm  to,  and to vest in,  the  successor
Indenture  Trustee  all the  rights,  powers,  trusts  and  duties of the  retiring  Indenture
Trustee  with  respect to the Notes of the Class to which the  appointment  of such  successor
Indenture  Trustee  relates,  (ii) if the  retiring  Indenture  Trustee is not  retiring  with respect to all Classes of Notes,  shall contain such  provisions as shall be deemed  necessary or  desirable  to confirm  that all the  rights,  powers,  trusts  and duties of the  retiring
Indenture  Trustee with respect to the Notes of each Class as to which the retiring  Indenture
Trustee  is  not  retiring  shall  continue  to  be  vested  in  the  Indenture  Trustee,  and
(iii) shall  add to or change any of the provisions of this Indenture as shall be necessary to provide  for or  facilitate  the  administration  of the  trusts  hereunder  by more  than one
Indenture Trustee,  it being understood that nothing herein or in such supplemental  indenture shall  constitute  such  Indenture  Trustees  co-trustees of the same trust and that each such
Indenture  Trustee  shall be trustee of a trust or trusts  hereunder  separate  and apart from any trust or trusts hereunder  administered by any other such Indenture Trustee;  and upon the removal of the  retiring  Indenture  Trustee  shall become  effective  to the extent  provided therein.

Section 6.12.    Preferential  Collection of Claims  Against  Issuer.  The  Indenture  Trustee
shall comply with TIAss.311(a),  excluding any creditor  relationship  listed in TIAss.311(b).
An  Indenture  Trustee who has  resigned or been  removed  shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13.    Representations  and  Warranties.  The Indenture  Trustee  hereby  represents that:

(i)     The Indenture  Trustee is a banking  association duly organized,  validly existing and in good  standing  under the laws of the  placecountry-regionUnited  States with power and  authority to own its  properties  and to conduct its business as such  properties are currently owned and such business is presently conducted.

(ii)    The  Indenture  Trustee  has the power and  authority  to  execute  and  deliver  this
        Indenture and to carry out its terms;  and the execution,  delivery and performance of this  Indenture  have been duly  authorized by the Indenture  Trustee by all necessary corporate action.

(iii)   The  consummation  of  the  transactions   contemplated  by  this  Indenture  and  the
        fulfillment of the terms hereof do not conflict  with,  result in any breach of any of the terms and provisions  of, or constitute  (with or without notice or lapse of time)
        a default under,  the articles of organization  or bylaws of the Indenture  Trustee or any  agreement or other  instrument  to which the  Indenture  Trustee is a party or by which it is bound.

(iv)    To the Indenture Trustee's best knowledge,  there are no proceedings or investigations pending or threatened  before any court,  regulatory  body,  administrative  agency or other governmental  instrumentality  having jurisdiction over the Indenture Trustee or its  properties:  (A)  asserting  the  invalidity  of this  Indenture  (B)  seeking to prevent the consummation of any of the transactions  contemplated by this Indenture or
        (C) seeking any  determination  or ruling that might  materially and adversely  affect the performance by the Indenture Trustee of its obligations  under, or the validity or enforceability of, this Indenture.

(v)     The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Home Loans.

Section 6.14.    Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)     to accept  the  pledge of the Home Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

(b)     to  authenticate  and  deliver  the  Notes  substantially  in the form  prescribed  by
        Exhibits A-1 and A-2 in accordance with the terms of this Indenture;

(c)     on the Closing Date, to enter into the Credit  Enhancement  Instrument for the benefit of the Noteholders with the Credit Enhancer; and

(d)     to take  all  other  actions  as shall be  required  to be taken by the  terms of this
        Indenture.

Section 6.15.    Indenture  Trustee  May  Own  Securities.   The  Indenture  Trustee,  in  its
individual or any other  capacity may become the owner or pledgee of Securities  with the same rights it would have if it were not Indenture Trustee.

ARTICLE VII

                                NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.    Issuer to Furnish Indenture  Trustee Names and Addresses of Noteholders.  The
Issuer will furnish or cause to be furnished to the  Indenture  Trustee (a) not more than five days after each Record  Date, a list,  in such form as the  Indenture  Trustee may  reasonably require,  of the names and  addresses  of the Holders of Notes as of such Record Date and, (b)
at such other times as the Indenture  Trustee and the Credit  Enhancer may request in writing, within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and content  as of a date  not  more  than 10 days  prior  to the  time  such  list is  furnished;
provided,  however, that so long as the Indenture Trustee is the Note Registrar,  no such list shall be required to be furnished.

Section 7.02.    Preservation  of  Information;   Communications   to  Noteholders.   (a)  The
Indenture  Trustee  shall  preserve,  in as current a form as is reasonably  practicable,  the names and  addresses of the Holders of Notes  contained  in the most recent list  furnished to the  Indenture  Trustee as provided in Section 7.01 and the names and  addresses of Holders of
Notes  received by the  Indenture  Trustee in its capacity as Note  Registrar.  The  Indenture
Trustee may destroy any list  furnished  to it as provided in such  Section  7.01 upon receipt of a new list so furnished.

(b)     Noteholders  may  communicate  pursuant  to TIAss.312(b) with other  Noteholders  with respect to their rights under this Indenture or under the Notes.

(c)     The Issuer,  the Indenture Trustee and the Note Registrar shall have the protection of
TIAss.312(c).

Section 7.03.    Reports by Issuer.  (a) The Issuer shall:

(i)     file with the Indenture  Trustee,  within 15 days after the Issuer is required to file the same  with the  Commission,  copies of the  annual  reports  and the  information, documents  and other  reports (or copies of such  portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations  prescribe)  that the
        Issuer may be required to file with the Commission  pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)    file with the Indenture  Trustee,  and the  Commission  in  accordance  with rules and
        regulations   prescribed   from  time  to  time  by  the  Commission  such  additional information,  documents  and reports with respect to compliance by the Issuer with the conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)   supply to the Indenture  Trustee (and the Indenture  Trustee shall transmit by mail to all  Noteholders  described  in TIAss. 313(c))  such  summaries  of  any  information, documents and reports  required to be filed by the Issuer  pursuant to clauses (i) and
        (ii) of this  Section  7.03(a) and by rules and  regulations  prescribed  from time to time by the Commission.

(b)     Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on
December 31 of each year.

Section 7.04.    Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each  January 1 beginning  with January 1, 2007,  the  Indenture  Trustee  shall mail to each  Noteholder  as required by TIAss.313(c) and to the Credit  Enhancer a brief report dated as of such date that  complies  with TIAss.313(a).  The  Indenture  Trustee  also shall comply with TIAss.313(b).  A copy of each report at the time of its mailing to  Noteholders  shall be filed by the Indenture  Trustee with the Commission and each stock exchange,  if any, on which the Notes are listed.  The Issuer  shall  notify the  Indenture  Trustee if and when the Notes are listed on any stock exchange.

Section 7.05.    Exchange Act  Reporting.  In connection  with the  preparation  and filing of periodic reports by the Master Servicer  pursuant to Section 4.04 of the Servicing  Agreement, the  Indenture  Trustee shall timely  provide to the Master  Servicer (I) a list of Holders as shown on the Note Register or Certificate  Register as of the end of each calendar year,  (II)
copies of all pleadings,  other legal process and any other documents  relating to any claims, charges or complaints  involving the Indenture  Trustee,  as indenture trustee  hereunder,  or the Trust  Estate that are  received by the  Indenture  Trustee,  (III)  notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Indenture  Trustee,  have been submitted to a vote of the  Holders,  other than those  matters that have been  submitted to a vote of the Holders at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any  failure of the  Indenture  Trustee  to make any  payment  to the  Holders as  required pursuant to this  Indenture.  Neither the Master  Servicer  nor the  Indenture  Trustee  shall have any liability with respect to the Master  Servicer's  failure to properly prepare or file such  periodic  reports  resulting  from or relating  to the Master  Servicer's  inability  or failure to obtain any information  not resulting from the Master  Servicer's own negligence or willful misconduct.

ARTICLE VIII

                             ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.    Collection  of Money.  Except as otherwise  expressly  provided  herein,  the
Indenture  Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable  to or  receivable  by the  Indenture  Trustee  pursuant  to this
Indenture.  The  Indenture  Trustee  shall apply all such money  received by it as provided in this  Indenture.  Except as otherwise  expressly  provided in this  Indenture,  if any default occurs in the making of any payment or performance  under any agreement or instrument  that is part of the Trust  Estate,  the Indenture  Trustee may take such action as may be  appropriate to enforce  such  payment  or  performance,  including  the  institution  and  prosecution  of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a
Default  or Event of Default  under this  Indenture  and any right to  proceed  thereafter  as provided in Article V.

Section 8.02.    Trust  Accounts.  (a) On or prior to the Closing Date, the Issuer shall cause the Indenture  Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the  benefit  of  the  Noteholders  and  the  Certificate  Paying  Agent,  on  behalf  of  the
Certificateholder  and the Credit  Enhancer,  the Payment  Account as provided in Section 3.01 of this Indenture.

(b)     All  monies  deposited  from  time to  time in the  Payment  Account  pursuant  to the
Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the Noteholders and the Certificate  Paying Agent, on behalf of the  Certificateholder  and all  investments  made  with  such  monies  including  all  income  or other  gain  from  such investments  are  for  the  benefit  of the  Master  Servicer  as  provided  by the  Servicing
Agreement.

        On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the  Payment  Account  to  Noteholders  in  respect  of the  Notes and in its  capacity  as
Certificate  Paying  Agent to the  Certificateholder  in the  order of  priority  set forth in
Section 3.05 (except as otherwise provided in Section 5.04(b)).

        The Master Servicer shall direct the Indenture  Trustee in writing to invest any funds in the  Payment  Account in  Permitted  Investments  maturing no later than the  Business  Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

Section 8.03.    Officer's  Certificate.  The  Indenture  Trustee shall receive at least seven days  notice when  requested  by the Issuer to take any action  pursuant  to Section  8.05(a), accompanied  by copies of any  instruments  to be executed,  and the  Indenture  Trustee shall also require, as a condition to such action, an Officer's  Certificate,  in form and substance satisfactory  to  the  Indenture  Trustee,  stating  the  legal  effect  of any  such  action, outlining  the steps  required  to  complete  the same,  and  concluding  that all  conditions precedent to the taking of such action have been complied with.

Section 8.04.    Termination  Upon Payment to  Noteholders.  This Indenture and the respective obligations  and  responsibilities  of the Issuer and the  Indenture  Trustee  created  hereby shall terminate upon the payment to the Noteholders,  the Certificate  Paying Agent (on behalf of the  Certificateholder),  the Credit  Enhancer  and the  Indenture  Trustee of all  amounts required to be paid  pursuant to Article III;  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond  the  expiration  of 21 years  from the  death of the
survivor  of  the   descendants   of  Joseph  P.   Kennedy,   the  late   ambassador   of  the
placecountry-regionUnited States to the Court of St.  James, living on the date hereof.

Section 8.05.    Release  of  Trust  Estate.  (a)  Subject  to the  payment  of its  fees  and expenses,  the Indenture  Trustee may, and when required by the  provisions of this  Indenture shall,  execute  instruments to release  property from the lien of this  Indenture,  or convey the Indenture  Trustee's  interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this Indenture.  No party relying upon an instrument executed by the  Indenture  Trustee as provided in Article  VIII  hereunder  shall be bound to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding,  (ii)
all sums due the Indenture  Trustee  pursuant to this Indenture and other Basic Documents have been paid and (iii) all sums due the Credit  Enhancer  have been paid,  release any  remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)     The Indenture Trustee shall release property from the lien of this Indenture  pursuant to this  Section  8.05 only  upon  receipt  of a request  from the  Issuer  accompanied  by an
Officers'  Certificate  and a letter  from  the  Credit  Enhancer,  stating  that  the  Credit
Enhancer has no objection to such request from the Issuer.

(d)     The Indenture Trustee shall, at the request of the Issuer or the Depositor,  surrender the  Credit  Enhancement  Instrument  to the  Credit  Enhancer  for  cancellation,  upon final payment on the Notes.

Section 8.06.    Surrender  of Notes  Upon  Final  Payment.  By  acceptance  of any Note,  the
Holder  thereof  agrees to surrender  such Note to the Indenture  Trustee  promptly,  prior to such Noteholder's receipt of the final payment thereon.

ARTICLE IX

                                   SUPPLEMENTAL INDENTURES

Section 9.01.    Supplemental  Indentures  Without  Consent of  Noteholders.  (a)  Without the
consent  of the  Holders of any Notes but with prior  notice to the  Rating  Agencies  and the written consent of the Credit  Enhancer  (which consent shall not be  unreasonably  withheld), unless  a  Credit  Enhancer  Default  has  occurred  and is  continuing,  the  Issuer  and the
Indenture  Trustee,  when authorized by an Issuer Request,  at any time and from time to time, may  enter  into one or more  indentures  supplemental  hereto  (which  shall  conform  to the provisions of the Trust  Indenture Act as in force at the date of the execution  thereof),  in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)     to correct or amplify the  description of any property at any time subject to the lien of this Indenture,  or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture,  or to subject to the lien of this Indenture additional property;

(ii)    to evidence the succession,  in compliance with the applicable  provisions  hereof, of another  person  to the  Issuer,  and the  assumption  by any  such  successor  of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the covenants of the Issuer,  for the benefit of the Holders of the Notes or the Credit  Enhancer,  or to surrender  any right or power herein  conferred  upon the
        Issuer;

(iv)    to convey, transfer,  assign, mortgage or pledge any property to or with the Indenture
        Trustee;

(v)     to cure any  ambiguity,  to  correct  any  error,  or to  correct  or  supplement  any provision  herein or in any supplemental  indenture that may be inconsistent  with any other provision herein, in any supplemental indenture or in the Prospectus Supplement;

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Indenture  or in any  supplemental  indenture;  provided,  that such action  shall not materially  and  adversely  affect the  interests  of the  Holders of the Notes or the
        Credit Enhancer;

(vii)   to  evidence  and  provide  for  the  acceptance  of the  appointment  hereunder  by a successor  trustee  with  respect  to the  Notes  and to add to or  change  any of the provisions of this  Indenture as shall be necessary to facilitate  the  administration of the trusts  hereunder by more than one  trustee,  pursuant to the  requirements  of
        Article VI; or

(viii)  to modify,  eliminate  or add to the  provisions  of this  Indenture to such extent as shall be  necessary to effect the  qualification  of this  Indenture  under the TIA or under any similar federal statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; provided,  however,  that no such indenture  supplements  shall be entered into unless the Indenture  Trustee shall have received an Opinion of Counsel that entering into such indenture  supplement will not have any material  adverse tax  consequences  to the  Noteholders.  The  Indenture
        Trustee  is  hereby  authorized  to join in the  execution  of any  such  supplemental indenture and to make any further appropriate  agreements and stipulations that may be therein contained.

(b)     The Issuer and the Indenture Trustee,  when authorized by an Issuer Request, may, also without the consent of any of the  Holders of the Notes,  but with prior  notice to the Rating
Agencies and with the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default exists),  enter into an indenture or indentures  supplemental hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the provisions of, this
Indenture  or of  modifying  in any manner the rights of the  Holders of the Notes  under this
Indenture;  provided,  however,  that such  action  shall not, as  evidenced  by an Opinion of
Counsel (a copy of which shall be delivered to the Credit  Enhancer),  (i) adversely affect in any material  respect the  interests of any  Noteholder  or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

(c)     The  Issuer  and  the  Indenture   Trustee  shall,  as  directed  by  the  Holders  of
Certificates  which  represent  not less than  100% of the  Certificate  Percentage  Interests thereof,  enter  into an  indenture  or  indentures  supplemental  hereto  for the  purpose of providing  for the issuance of one or more  additional  classes of Notes  entitled to payments derived  solely from all or a portion of the payments to which the  Certificate  issued on the
Closing Date  pursuant to the Trust  Agreement  are  entitled;  provided,  however,  that such action  shall not, as  evidenced  by an Opinion of Counsel (a copy of which shall be delivered to the Credit  Enhancer),  (i) adversely  affect in any material  respect the interests of any
Noteholder  or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity  level tax.  Each such class of Notes shall be a  non-recourse  obligation of the Issuer and shall be entitled to interest and  principal in such  amounts,  and to such  security for the repayment thereof,  as  shall  be  specified  in  such  amendment  or  amendments.  Promptly  after  the execution by the Issuer and the Indenture  Trustee of any amendments  pursuant to this Section or the  creation  of a new  indenture  and the  issuance  of the  related  class or classes of
Notes,  the Issuer shall  require the  Indenture  Trustee to give notice to the Holders of the
Notes and the Rating  Agencies  setting forth in general terms the substance of the provisions of such  amendment.  Any  failure  of the  Indenture  Trustee  to  provide  such  notice as is required under this paragraph,  or any defect therein,  shall not, however,  in any way impair or affect the  validity  of such  amendment  or any class of Notes  issued  pursuant  thereto.
Unless the Credit  Enhancer  agrees in writing,  (i) any classes of Notes issued pursuant to a supplemental  indenture  shall  not  be  entitled  to the  insurance  provided  by the  Credit
Enhancement  Instrument  and (ii) the  Holders of any such  classes of Notes shall be entitled only to such  distributions  or a portion  of such  distributions  as the  Holders  would have received as Holder of Certificate.

Section 9.02.    Supplemental  Indentures  With  Consent  of  Noteholders.  The Issuer and the
Indenture  Trustee,  when authorized by an Issuer Request,  also may, with prior notice to the
Rating  Agencies  and with the  consent  of the  Holders  of not less than a  majority  of the aggregate  Note Balance of the Notes affected  thereby and the Credit  Enhancer (so long as no
Credit Enhancer Default  exists),  by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the  Indenture  Trustee,  enter into an  indenture  or  indentures supplemental  hereto for the  purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the  Holders of the Notes  under this  Indenture;  provided,  however,  that no such supplemental  indenture  shall,  without  the  consent  of the  Holder of each  Note  affected thereby:

(i)     change the date of payment of any  installment  of  principal  of or  interest  on any
        Note, or reduce the principal amount thereof or the interest rate thereon,  change the provisions of this Indenture  relating to the  application  of collections  on, or the proceeds of the Sale of, the Trust  Estate to payment of  principal  of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which, any Note or the interest  thereon is payable,  or impair the right to  institute  suit for the  enforcement of the provisions of this Indenture  requiring the application of funds available therefor,  as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(ii)    reduce the  percentage of the related Note Balance of any Class of Notes,  the consent of the  Holders  of which is  required  for any such  supplemental  indenture,  or the consent of the Holders of which is required for any waiver of compliance  with certain provisions of this  Indenture or certain  defaults  hereunder  and their  consequences provided for in this Indenture;

(iii)   modify  or  alter  the  provisions  of the  proviso  to  the  definition  of the  term
        "Outstanding" or modify or alter the exception in the definition of the term "Holder";

(iv)    reduce the  percentage of the aggregate  Note Balance of the Notes  required to direct the  Indenture  Trustee  to direct the Issuer to sell or  liquidate  the Trust  Estate pursuant to Section 5.04;

(v)     modify any provision of this Section 9.02 except to increase any percentage  specified herein or to provide  that  certain  additional  provisions  of this  Indenture or the
        Basic  Documents  cannot be  modified  or waived  without the consent of the Holder of each Note affected thereby;

(vi)    modify  any of the  provisions  of this  Indenture  in such  manner as to  affect  the calculation  of the amount of any payment of interest or principal  due on any Note on any Payment Date  (including the  calculation  of any of the individual  components of such calculation); or

(vii)   permit the creation of any lien ranking  prior to or on a parity with the lien of this
        Indenture  with  respect  to any part of the Trust  Estate  or,  except  as  otherwise permitted  or  contemplated  herein,  terminate  the  lien  of this  Indenture  on any property at any time subject  hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided,  further, that such action shall not,  as  evidenced  by an  Opinion of  Counsel,  cause the Issuer to be subject to an entity level tax.

and provided,  further,  that no such indenture  supplements  shall be entered into unless the
Indenture  Trustee  shall  have  received  an  Opinion  of  Counsel  that  entering  into such indenture  supplement will not adversely  affect in any material  respect the interests of the
Certificateholder   or   shall   have   received   the   express   written   consent   of  the
Certificateholder to the indenture supplement.

        The Indenture  Trustee may in its discretion  determine whether or not any Notes would be affected by any  supplemental  indenture  and any such  determination  shall be  conclusive upon the Holders of all Notes,  whether theretofore or thereafter  authenticated and delivered hereunder.  The  Indenture  Trustee  shall not be liable  for any such  determination  made in good faith.

        It shall not be  necessary  for any Act of  Noteholders  under  this  Section  9.02 to approve  the  particular  form  of  any  proposed  supplemental  indenture,  but it  shall  be sufficient if such Act shall approve the substance thereof.

        Promptly  after  the  execution  by  the  Issuer  and  the  Indenture  Trustee  of any
supplemental  indenture  pursuant to this Section 9.02,  the  Indenture  Trustee shall mail to the Holders of the Notes and the Custodian to which such amendment or  supplemental  indenture relates  a  notice  setting  forth  in  general  terms  the  substance  of  such  supplemental indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein, shall  not,  however,  in any way  impair  or affect  the  validity  of any such  supplemental indenture.

        Notwithstanding  anything to the  contrary  herein,  so long as there does not exist a failure  by the  Credit  Enhancer  to make a required  payment  under the  Credit  Enhancement
Instrument,  the Credit  Enhancer  shall have the right to exercise  all rights of the Holders of the Notes under this  Indenture  and the  Servicing  Agreement  without any consent of such
Holders,  and such Holders may  exercise  such rights only with the prior  written  consent of the Credit Enhancer.

Section 9.03.    Execution  of  Supplemental  Indentures.  In  executing,  or  permitting  the additional trusts created by, any supplemental  indenture  permitted by this Article IX or the modification  thereby of the trusts created by this Indenture,  the Indenture Trustee shall be entitled  to  receive,  and subject to Sections  6.01 and 6.02,  shall be fully  protected  in relying  upon,  an  Opinion  of  Counsel  stating  that  the  execution  of such  supplemental indenture is authorized or permitted by this  Indenture  and conforms to the  requirements  of the Trust  Indenture  Act. The  Indenture  Trustee  may, but shall not be obligated  to, enter into any such  supplemental  indenture  that  affects  the  Indenture  Trustee's  own  rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.    Effect of  Supplemental  Indenture.  Upon the  execution of any  supplemental indenture  pursuant to the provisions  hereof,  this Indenture shall be and shall be deemed to be modified and amended in accordance  therewith with respect to the Notes  affected  thereby, and the  respective  rights,  limitations  of rights,  obligations,  duties,  liabilities  and immunities  under this Indenture of the Indenture  Trustee,  the Issuer and the Holders of the
Notes  shall  thereafter  be  determined,  exercised  and  enforced  hereunder  subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such supplemental  indenture  shall be and be deemed to be part of the terms and conditions of this
Indenture for any and all purposes.

Section 9.05.    Conformity  with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental  indenture  executed  pursuant  to this  Article  IX shall  conform to the requirements  of the Trust  Indenture  Act as then in effect so long as this  Indenture  shall then be qualified under the Trust Indenture Act.

Section 9.06.    Reference  in Notes  to  Supplemental  Indentures.  Notes  authenticated  and delivered after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required  by the  Indenture  Trustee  shall,  bear a notation  in form  approved by the
Indenture  Trustee  as to any  matter  provided  for in such  supplemental  indenture.  If the
Issuer or the Indenture  Trustee shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such  supplemental  indenture may be prepared  and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture
Trustee in exchange for Outstanding Notes.

ARTICLE X

                                        MISCELLANEOUS

Section 10.01.   Compliance  Certificates  and  Opinions,  etc.  (a) Upon any  application  or request by the Issuer to the  Indenture  Trustee to take any  action  under any  provision  of this Indenture,  the Issuer shall furnish to the Indenture  Trustee and to the Credit Enhancer
(i) an Officer's  Certificate stating that all conditions  precedent,  if any, provided for in this  Indenture  relating to the proposed  action have been  complied with and (ii) an Opinion of Counsel  stating  that in the opinion of such  counsel all such  conditions  precedent,  if any, have been complied with,  except that, in the case of any such  application or request as to which the  furnishing of such documents is  specifically  required by any provision of this
Indenture,  no additional  certificate  or opinion need be  furnished.  Every  certificate  or opinion  with  respect  to  compliance  with a  condition  or  covenant  provided  for in this
Indenture shall include:

(1)     a statement that each signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(2)     a brief statement as to the nature and scope of the examination or investigation  upon which the statements or opinions contained in such certificate or opinion are based;

(3)     a statement that, in the opinion of each such signatory,  such signatory has made such examination  or  investigation  as is necessary to enable such signatory to express an informed  opinion as to whether or not such  covenant or condition  has been  complied with;

(4)     a statement as to whether,  in the opinion of each such  signatory,  such condition or covenant has been complied with; and

(5)     if the signer of such  certificate  or  Opinion is  required  to be  Independent,  the statement required by the definition of the term "Independent".

(b)     (i)    Prior to the deposit of any  Collateral or other  property or  securities  with the  Indenture  Trustee  that is to be made the  basis  for the  release  of any  property  or securities  subject  to the lien of this  Indenture,  the Issuer  shall,  in  addition  to any obligation  imposed  in  Section  10.01(a)  or  elsewhere  in this  Indenture,  furnish to the
Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person signing such  certificate  as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying  or  stating  the  opinion of any  signer  thereof  as to the  matters described  in clause (i) above,  the Issuer  shall also  deliver to the  Indenture  Trustee an
Independent  Certificate  as to the same  matters,  if the fair  value  to the  Issuer  of the securities  to be so  deposited  and of all other such  securities  made the basis of any such withdrawal or release since the  commencement  of the then current  fiscal year of the Issuer, as set forth in the  certificates  delivered  pursuant  to clause  (i) above and this  clause
(ii), is 10% or more of the aggregate Note Balance of the Notes,  but such a certificate  need not be furnished  with respect to any  securities so  deposited,  if the fair value thereof to the Issuer as set forth in the  related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii)   Whenever  any  property  or  securities  are to be  released  from  the  lien  of this
Indenture,  the Issuer shall also furnish to the  Indenture  Trustee an Officer's  Certificate certifying  or stating the  opinion of each person  signing  such  certificate  as to the fair value (within 90 days of such  release) of the property or securities  proposed to be released and  stating  that in the  opinion of such  person the  proposed  release  will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)    Whenever  the Issuer is  required  to furnish to the  Indenture  Trustee an  Officer's
Certificate  certifying  or  stating  the  opinion of any  signer  thereof  as to the  matters described  in clause (iii) above,  the Issuer shall also furnish to the  Indenture  Trustee an
Independent  Certificate  as to the  same  matters  if the  fair  value  of  the  property  or securities  and of all other  property,  other than  property  as  contemplated  by clause (v)
below or securities  released from the lien of this Indenture  since the  commencement  of the then current  calendar year, as set forth in the  certificates  required by clause (iii) above and this clause  (iv),  equals 10% or more of the  aggregate  Note  Balance of the Notes,  but such  certificate  need not be furnished in the case of any release of property or  securities if the fair  value  thereof as set forth in the  related  Officer's  Certificate  is less than
$25,000 or less than one percent of the then aggregate Note Balance of the Notes.

(v)     Notwithstanding  any provision of this Indenture,  the Issuer may, without  compliance with the  requirements  of the other  provisions of this Section 10.01,  (A) collect,  sell or otherwise  dispose of the Home Loans as and to the extent  permitted  or required by the Basic
Documents  or (B)  make  cash  payments  out  of  the  Payment  Account  as and to the  extent permitted  or  required by the Basic  Documents,  so long as the Issuer  shall  deliver to the
Indenture  Trustee  every six  months,  commencing  six  months  after the  closing  date,  an
Officer's  Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred  during the  preceding  six calendar  months were in the  ordinary  course of the Issuer's  business and that the proceeds  thereof were applied in accordance with the Basic Documents.

Section 10.02.   Form of Documents  Delivered to Indenture Trustee.  In any case where several matters are required to be certified  by, or covered by an opinion of, any  specified  Person, it is not  necessary  that all such  matters be  certified  by, or covered by the  opinion of, only one such Person,  or that they be so certified or covered by only one  document,  but one such  Person may  certify  or give an opinion  with  respect to some  matters  and one or more other such  Persons as to other  matters,  and any such  Person may certify or give an opinion as to such matters in one or several documents.

        Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based, insofar as it relates to legal matters,  upon a certificate or opinion of, or  representations by,  counsel,  unless such officer knows,  or in the exercise of reasonable  care should know, that the  certificate  or opinion or  representations  with  respect to the matters upon which his  certificate  or opinion is based are  erroneous.  Any such  certificate  of an Authorized
Officer or Opinion of Counsel may be based,  insofar as it relates to factual matters,  upon a certificate  or opinion  of, or  representations  by, an officer or  officers of the Seller or the Issuer,  stating  that the  information  with  respect to such  factual  matters is in the possession  of the Seller or the Issuer,  unless such  counsel  knows,  or in the  exercise of reasonable care should know, that the certificate or opinion or  representations  with respect to such matters are erroneous.

        Where any  Person is  required  to make,  give or  execute  two or more  applications, requests,  consents,  certificates,  statements,  opinions  or other  instruments  under  this
Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this  Indenture,  in connection  with any  application  or  certificate or report to the  Indenture  Trustee,  it is provided  that the Issuer shall deliver any document as a  condition  of  the  granting  of  such  application,  or as  evidence  of  the  Issuer's compliance  with any term hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application or at the effective  date of such  certificate or report (as the case may be),  of the facts and  opinions  stated in such  document  shall in such case be conditions  precedent  to the right of the Issuer to have such  application  granted or to the sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.   Acts of  Noteholders.  (a) Any  request,  demand,  authorization,  direction, notice,  consent,  waiver or other action  provided by this  Indenture to be given or taken by
Noteholders  may be embodied in and  evidenced  by one or more  instruments  of  substantially similar  tenor signed by such  Noteholders  in person or by agents duly  appointed in writing;
and except as herein  otherwise  expressly  provided such action shall become  effective  when such  instrument  or  instruments  are delivered to the Indenture  Trustee,  and,  where it is hereby  expressly  required,  to the Issuer.  Such  instrument or instruments  (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the "Act" of the
Noteholders  signing  such  instrument  or  instruments.   Proof  of  execution  of  any  such
instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this  Indenture  and (subject to Section 6.01)  conclusive  in favor of the Indenture  Trustee and the Issuer, if made in the manner provided in this Section 10.03.

(b)     The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Registrar.

(d)     Any  request,  demand,  authorization,  direction,  notice,  consent,  waiver or other action  by the  Holder of any Notes  shall  bind the  Holder  of every  Note  issued  upon the registration  thereof or in  exchange  therefor  or in lieu  thereof,  in respect of  anything done,  omitted or  suffered  to be done by the  Indenture  Trustee  or the Issuer in  reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.   Notices,  etc., to Indenture  Trustee,  Issuer,  Credit  Enhancer and Rating
Agencies. Any request,  demand,  authorization,  direction,  notice, consent, waiver or Act of
Noteholders or other  documents  provided or permitted by this  Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice,  consent,  waiver or Act of
Noteholders is to be made upon, given or furnished to or filed with:

(i)     the  Indenture  Trustee by any  Noteholder  or by the Issuer shall be  sufficient  for every purpose hereunder if made,  given,  furnished or filed in writing to or with the
        Indenture  Trustee  at  the  Corporate  Trust  Office.  The  Indenture  Trustee  shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(ii)    the Issuer by the  Indenture  Trustee or by any  Noteholder  shall be  sufficient  for every purpose  hereunder if in writing and mailed first class,  postage prepaid to the
        Issuer  addressed to: Home Loan Trust 2006-HI4,  in care of Wilmington  Trust Company, or at any other address  previously  furnished in writing to the Indenture  Trustee by the Issuer.  The Issuer shall  promptly  transmit  any notice  received by it from the
        Noteholders to the Indenture Trustee, or

(iii)   the Credit Enhancer by the Issuer,  the Indenture  Trustee or by any Noteholders shall be  sufficient  for every  purpose  hereunder  to in writing and  mailed,  first class postage  pre-paid,  or  personally  delivered or  telecopied  to:  Financial  Guaranty
        Insurance Company, 125 Park Avenue, New York, NY 10017, Attention:  Structured Finance
        Surveillance   (Home  Loan  Trust   2006-HI4),   telecopier   number  (212)  312-3220,
        confirmation  number (800) 352-0001.  The Credit Enhancer shall promptly  transmit any notice  received by it from the Issuer,  the Indenture  Trustee or the  Noteholders to
        the Issuer or Indenture Trustee, as the case may be.

        Notices  required  to be given to the Rating  Agencies by the  Issuer,  the  Indenture
Trustee  or the  Owner  Trustee  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  to (i) in the case of Moody's,  at the following address:  Moody's Investors Service,  Inc., ABS Monitoring  Department,  99 Church Street, New
York,  New York 10007 and (ii) in the case of  Standard & Poor's,  at the  following  address:
Standard & Poor's,  a Division of the McGraw  Hill  Companies,  Inc.,  55 Water  Street,  41st
Floor, New York, New York 10041, Attention of Asset Backed Surveillance  Department;  or as to
each of the  foregoing,  at such other address as shall be designated by written notice to the other parties.

Section 10.05.   Notices to Noteholders;  Waiver.  Where this Indenture provides for notice to
Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein expressly  provided)  if  in  writing  and  mailed,  first  class,  postage  prepaid  to  each
Noteholder  affected  by such  event,  at such  Person's  address  as it  appears  on the Note
Register,  not later than the latest date, and not earlier than the earliest date,  prescribed for the giving of such  notice.  In any case  where  notice to  Noteholders  is given by mail, neither  the  failure  to mail  such  notice  nor any  defect  in any  notice so mailed to any particular  Noteholder  shall  affect the  sufficiency  of such notice  with  respect to other
Noteholders,  and any notice that is mailed in the manner herein  provided shall  conclusively be  presumed to have been duly given  regardless  of whether  such notice is in fact  actually received.

        Where this Indenture  provides for notice in any manner,  such notice may be waived in writing by any Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the  equivalent of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee but such filing  shall not be a condition  precedent  to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the  suspension of regular mail service as a result of a strike, work  stoppage or similar  activity,  it shall be  impractical  to mail notice of any event to
Noteholders  when such  notice is  required  to be given  pursuant  to any  provision  of this
Indenture,  then any manner of giving such notice as shall be  satisfactory  to the  Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice  shall not affect any other  rights or  obligations  created  hereunder,  and shall not under any circumstance constitute an Event of Default.

Section 10.06.   Alternate  Payment and Notice  Provisions.  Notwithstanding  any provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any agreement with any  Holder of a Note  providing  for a method  of  payment,  or notice by the  Indenture
Trustee to such Holder,  that is  different  from the methods  provided for in this  Indenture for such  payments or notices.  The Issuer shall  furnish to the  Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07.   Conflict  with  Trust   Indenture  Act.  If  any  provision   hereof  limits,
qualifies or conflicts with another  provision  hereof that is required to be included in this
Indenture by any of the provisions of the Trust  Indenture Act, such required  provision shall control.  The  provisions  of TIAss.ss.310  through  317  that  impose  duties  on any  Person
(including the provisions  automatically  deemed included herein unless expressly  excluded by this Indenture) are a part of and govern this Indenture,  whether or not physically  contained herein.

Section 10.08.   Effect  of  Headings.  The  Article  and  Section  headings  herein  are  for convenience only and shall not affect the construction hereof.

Section 10.09.   Successors  and Assigns.  All covenants and  agreements in this Indenture and the Notes by the Issuer shall bind its  successors  and assigns,  whether so expressed or not.
All  agreements of the  Indenture  Trustee in this  Indenture  shall bind its  successors,  co trustees and agents.

Section 10.10.   Separability.  In case any provision in this  Indenture or in the Notes shall be invalid,  illegal or  unenforceable,  the validity,  legality,  and  enforceability  of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11.   Benefits of  Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall give to any  Person,  other than the  parties  hereto and their  successors hereunder,  and the  Noteholders,  the Credit Enhancer and any other party secured  hereunder, and any other Person with an ownership  interest in any part of the Trust Estate,  any benefit or any legal or equitable  right,  remedy or claim under this  Indenture.  The Credit Enhancer is a third-party beneficiary of this Indenture.

Section 10.12.   Legal  Holidays.  In any case  where  the date on which  any  payment  is due shall not be a Business Day, then  (notwithstanding  any other  provision of the Notes or this
Indenture)  payment  need not be made on such  date,  but may be made on the  next  succeeding
Business  Day with the same  force and effect as if made on the date on which  nominally  due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13.   GOVERNING  LAW.  THIS  INDENTURE  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE
LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW  PROVISIONS  (OTHER
THAN  SECTIONS  5-1401  AND  5-1402  OF  THE  NEW  YORK  GENERAL  OBLIGATIONS  LAW),  AND  THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 10.14.   Counterparts.  This Indenture may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 10.15.   Recording  of  Indenture.  If this  Indenture  is subject to recording in any appropriate  public recording  offices,  such recording is to be effected by the Issuer and at its  expense  accompanied  by an  Opinion of  Counsel  (which may be counsel to the  Indenture
Trustee or any other counsel  reasonably  acceptable  to the Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection of the  Noteholders or any other
Person  secured  hereunder  or for the  enforcement  of any  right or  remedy  granted  to the
Indenture Trustee under this Indenture.

Section 10.16.   Issuer  Obligation.  No recourse may be taken,  directly or indirectly,  with respect to the  obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the
Notes or under this  Indenture or any  certificate  or other  writing  delivered in connection herewith  or  therewith,  against  (i) the  Indenture  Trustee  or the  Owner  Trustee  in its
individual  capacity,  (ii) any  owner of a  beneficial  interest  in the  Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed (it being  understood  that the  Indenture  Trustee and the
Owner Trustee have no such obligations in their respective  individual  capacities) and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent provided by applicable  law,  for any unpaid  consideration  for stock,  unpaid  capital  contribution  or failure  to pay any  installment  or call  owing  to such  entity.  For all  purposes  of this
Indenture,  in the  performance  of any duties or  obligations  of the Issuer  hereunder,  the
Owner Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17.   No Petition.  The Indenture  Trustee,  by entering into this  Indenture,  and each  Noteholder,  by its acceptance of a Note,  hereby  covenant and agree that they will not at any  time  institute  against  the  Depositor  or the  Issuer,  or join in any  institution against  the  Depositor  or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings,  or other  proceedings under any United States federal or state  bankruptcy or similar law in connection with any obligations  relating to the Notes, this Indenture or any of the Basic Documents.

Section 10.18.   Inspection.  The Issuer  agrees that, on  reasonable  prior notice,  it shall permit any  representative  of the  Indenture  Trustee,  during the Issuer's  normal  business hours, to examine all the books of account,  records,  reports and other papers of the Issuer, to make  copies and  extracts  therefrom,  to cause  such  books to be audited by  Independent certified  public  accountants,  and to discuss the  Issuer's  affairs,  finances and accounts with the Issuer's officers,  employees,  and Independent certified public accountants,  all at such  reasonable  times and as often as may be reasonably  requested.  The  Indenture  Trustee shall and shall cause its  representatives  to hold in confidence all such information  except to the  extent  disclosure  may be  required  by law  (and  all  reasonable  applications  for confidential  treatment are  unavailing)  and except to the extent that the Indenture  Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                                   [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            HOME LOAN TRUST 2006-HI4
                                            as Issuer

                                               By:  WILMINGTON TRUST COMPANY not in
                                                    its individual capacity but solely as
                                                    Owner Trustee

                                            By:/s/ Michele C. Harra
                                            Name: Michele C. Harra
                                            Title:  Financial Services Officer

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee

                                            By:/s/ Joanne M. Murray
                                            Name: Joanne M. Murray
                                            Title:   Assistant Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
hereby accepts the appointment as Paying Agent
pursuant to Section 3.03 hereof and as
Note Registrar pursuant to Section 4.02 hereof.

By:/s/ Terry Stewart
Name: Terry Stewart
Title:   Vice President

STATE OF TEXAS          )
                             ) ss.:
COUNTY OF HARRIS     )

        On this 22nd day of September, 2006, before me personally appeared Joanne M. Murray, to me known, who being by me duly sworn, did depose and say that he/she resides at Houston,
Texas, that he/she is the Assistant Vice President of the Indenture Trustee, a national banking association described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.

                                           /s/ Mary Phu Yeung
                                            Notary Public

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF  HARRIS       )

        On this 22nd day of September, 2006, before me, the undersigned Notary Public of said
State, personally appeared Terry Stewart, personally known to me to be a duly authorized officer of JPMorgan Chase Bank, National Association that executed the within instrument, and personally known to me to be the person who executed the within instrument on behalf of
JPMorgan Chase Bank, National Association therein named, and acknowledged to me such
JPMorgan Chase Bank, National Association executed the within instrument pursuant to its by-laws.

                                            /s/ Mary Phu Yeung
                                            Notary Public

STATE OF DELAWARE         )
                          ) ss.:
COUNTY OF NEW CASTLE      )

        On this 22nd day of September, 2006, before me personally appeared Michele Harra, to me known, who being by me duly sworn, did depose and say that he/she resides at Wilmington,
Delaware, that he/she is the Financial Services Officer of Wilmington Trust Company, as
Owner Trustee, a Delaware banking corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.

                                            /s/ Bethany J. Taylor
                                            Notary Public

                                          EXHIBIT A

                                        FORM OF NOTES

                                       CLASS A __ NOTES

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.
OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

        THE  PRINCIPAL  OF  THIS  NOTE  IS  PAYABLE  IN  INSTALLMENTS  AS  SET  FORTH  HEREIN.
ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL  AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE
AMOUNT SHOWN ON THE FACE HEREOF.

        THIS  NOTE  DOES NOT  REPRESENT  AN  INTEREST  IN OR  OBLIGATION  OF THE  SELLER,  THE
DEPOSITOR,  THE MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

        EACH PURCHASER AND  TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE,  SHALL BE
DEEMED TO HAVE  REPRESENTED  AND WARRANTED  THAT EITHER (I) IT IS NOT ACQUIRING THIS NOTE WITH
THE  ASSETS  OF AN  "EMPLOYEE  BENEFIT  PLAN"  AS  DEFINED  IN  SECTION  3(3) OF THE  EMPLOYEE
RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS  AMENDED  ("ERISA"),  WHICH IS  SUBJECT  TO THE
PROVISIONS  OF TITLE I OF ERISA,  A "PLAN"  DESCRIBED  IN SECTION  4975(e)(1)  OF THE INTERNAL
REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  AN ENTITY WHOSE  UNDERLYING  ASSETS  INCLUDE
"PLAN  ASSETS" BY REASON OF AN EMPLOYEE  BENEFIT  PLAN'S OR OTHER  PLAN'S  INVESTMENT  IN SUCH
ENTITY  OR ANY OTHER  PLAN THAT IS  SUBJECT  TO A LAW THAT IS  SIMILAR  TO TITLE I OF ERISA OR
SECTION 4975 OF THE CODE OR (II) THE  ACQUISITION  AND HOLDING OF THIS NOTE WILL NOT GIVE RISE
TO  A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF  ERISA,  SECTION  4975  OF
THE CODE OR ANY SIMILAR APPLICABLE LAW.

                                   HOME LOAN TRUST 2006-HI4

                                    HOME LOAN-BACKED NOTE

Registered                                                Principal Amount: $___________

Class A __
No.  __                                                   Percentage Interest: _____%

CUSIP No.  ___________                                    Note Rate: [___%][Adjustable Rate]

        Home Loan Trust  2006-HI4,  a statutory  trust duly  organized and existing  under the laws of the State of  Delaware  (herein  referred  to as the  "Issuer"),  for value  received, hereby  promises  to  pay  to  Cede  &  Co.  or  registered  assigns,  the  principal  sum  of
$___________,  payable on each  Payment  Date in an amount  equal to the  Percentage  Interest specified above of the aggregate  amount,  if any, payable from the Payment Account in respect of principal on the Class A-__ Notes  pursuant to Section  3.05 of the  Indenture  dated as of
September 28, 2006 (the "Indenture")  between the Issuer, as Issuer,  and JPMorgan Chase Bank,
National  Association,  as Indenture  Trustee (the "Indenture  Trustee");  provided,  however, that the entire unpaid  principal  amount of this Note shall be due and payable on the Payment
Date  in  September  2036,  to the  extent  not  previously  paid  on a  prior  Payment  Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

        [Interest  on the Class A-__ Notes will be paid  monthly on each  Payment  Date at the
Note Rate.  The Note Rate for the Class A-__  Notes  will be _____% per annum.  Interest  will be computed on the basis of a 30 day month and a 360 day year.  Principal  of and  interest on this Note shall be paid in the manner  specified on the reverse  hereof.  On the Step Up Date, the Note Rate on the Class A-__ Notes will increase by 0.50% per annum.]

        [Interest  on the Class A-1 Notes  will be paid  monthly on each  Payment  Date at the
Note Rate for the related  Interest  Accrual Period.  The Note Rate for each Interest  Accrual
Period  will be equal to the lesser of (i) LIBOR  plus___%  per annum and (ii) ___% per annum.
LIBOR for each  applicable  Interest  Accrual  Period will be  determined  on the second LIBOR
Business Day  immediately  preceding  (i) the Closing  Date in the case of the first  Interest
Accrual  Period  and (ii) the  first day of each  succeeding  Interest  Accrual  Period by the
Indenture  Trustee  as  set  forth  in the  Indenture.  All  determinations  of  LIBOR  by the
Indenture  Trustee shall,  in the absence of manifest  error,  be conclusive for all purposes, and each holder of this Class A-1 Note, by accepting  this Class A-1 Note,  agrees to be bound by such  determination.  Interest  on this Class A-1 Note will  accrue for each  Payment  Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first
Payment  Date,  from the Closing Date) to but  excluding  such Payment Date.  Interest will be computed  on the basis of the  actual  number of days in each  Interest  Accrual  Period and a year  assumed to consist of 360 days.  Principal  of and interest on this Class A-1 Note shall be paid in the manner specified in the Indenture.]

        Principal  of and  interest  on this Note are  payable in such coin or currency of the
United  States of America as at the time of payment is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied first to  interest  due and  payable  on this Note as  provided  above and then to the  unpaid principal of this Note.

        Reference  is made to the  further  provisions  of this Note set forth on the  reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the  certificate  of  authentication  hereon has been executed by the Indenture
Trustee whose name appears below by manual  signature,  this Note shall not be entitled to any benefit under the Indenture  referred to on the reverse hereof,  or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer,  designated as its
Home Loan-Backed Notes (herein called the "Notes"),  all issued under the Indenture,  to which
Indenture and all  indentures  supplemental  thereto  reference is hereby made for a statement of the respective rights and obligations  thereunder of the Issuer,  the Indenture Trustee and the holders of the Notes.  The Notes are subject to all terms of the Indenture.

        The Notes are and will be equally and  ratably  secured by the  Collateral  pledged as security therefor as provided in the Indenture.

        This Note is entitled to the benefits of an irrevocable  and  unconditional  financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

        Principal  of and  interest  on this  Note  will be  payable  on  each  Payment  Date, commencing  on October 25,  2006,  as  described in the  Indenture.  "Payment  Date" means the twenty  fifth day of each  month,  or, if any such date is not a Business  Day,  then the next
Business Day.

        The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in __________,  pursuant to the Indenture,  to the extent not previously paid on a prior  Payment Date.  Notwithstanding  the  foregoing,  if an Event of Default shall have occurred and be continuing,  then the Indenture  Trustee or the holders of Notes  representing not less than a majority of the  aggregate  Note  Balance of all Notes with the consent of the
Credit  Enhancer,  or the Credit  Enhancer  may  declare the Notes to be  immediately  due and payable in the manner  provided in Section 5.02 of the  Indenture.  All principal  payments on the  Notes  shall  be paid in the  manner  and  priority  set  forth  in  Section  3.05 of the
Indenture.

        Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually  paid or duly provided for by the Issuer on the applicable  Payment Date shall,  if such Holder holds Notes of an aggregate initial Note Balance of at least  $1,000,000,  be paid to each  Holder of  record on the  preceding  Record  Date,  by wire  transfer  to an  account specified in writing by such Holder  reasonably  satisfactory  to the Indenture  Trustee as of the  preceding  Record  Date or in all  other  cases  or if no  such  instructions  have  been delivered  to the  Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Holder's  address as it appears in the Note  Register the amount  required to be paid to such Holder on such Payment Date  pursuant to such  Holder's  Securities;  provided,  however, that the Indenture  Trustee  shall not pay to such Holders any amount  required to be withheld from a payment to such Holder by the Code.

        As provided in the Indenture  and subject to certain  limitations  set forth  therein, the transfer of this Note may be registered  on the Note Register upon  surrender of this Note for  registration of transfer at the Corporate Trust Office,  duly endorsed by, or accompanied by a written  instrument  of transfer  in form  satisfactory  to the  Indenture  Trustee  duly executed by, the holder hereof or such  holder's  attorney  duly  authorized in writing,  with such signature  guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which requirements  include membership or participation in the Securities
Transfer Agent's Medallion Program  ("STAMP") or such other "signature  guarantee  program" as may be determined by the Note Registrar in addition to, or in  substitution  for,  STAMP,  all in  accordance  with the  Securities  Exchange Act of 1934,  as amended,  and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal  amount will be issued to the  designated  transferee  or  transferees.  No service  charge will be charged for any  registration  of  transfer or exchange  of this Note,  but the Note  Registrar  shall require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each holder or Beneficial  Owner of a Note,  by acceptance of a Note,  or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse  may be taken,  directly or  indirectly,  with respect to the  obligations  of the
Issuer,  the Owner Trustee,  the Seller,  the Master Servicer,  the Depositor or the Indenture
Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered in connection  therewith,  against  (i)  the  Indenture  Trustee  or  the  Owner  Trustee  in its
individual  capacity,  (ii) any  owner of a  beneficial  interest  in the  Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial  interest in the
Issuer,  the Owner  Trustee  or the  Indenture  Trustee or of any  successor  or assign of the
Indenture Trustee or the Owner Trustee in its individual  capacity,  except as any such Person may have  expressly  agreed and except that any such partner,  owner or  beneficiary  shall be fully  liable,  to the extent  provided by  applicable  law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any  installment or call owing to such entity.

        Each holder or Beneficial  Owner of a Note, by acceptance of a Note or, in the case of a  Beneficial  Owner of a Note,  a  beneficial  interest  in a Note,  covenants  and agrees by accepting  the benefits of the Indenture  that such holder or Beneficial  Owner of a Note will not at any time  institute  against  the  Depositor,  the Seller,  the Master  Servicer or the
Issuer, or join in any institution  against the Depositor,  the Seller, the Master Servicer or the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

        The Issuer has entered into the  Indenture  and this Note is issued with the intention that, for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes will qualify as  indebtedness  of the Issuer.  Each holder of a Note, by acceptance of a
Note (and each Beneficial  Owner of a Note by acceptance of a beneficial  interest in a Note), agrees to treat the Notes for federal,  state and local income,  single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee  and any agent of the Issuer or the  Indenture  Trustee  may treat the
Person in whose name this Note is  registered  (as of the day of  determination  or as of such other  date as may be  specified  in the  Indenture)  as the owner  hereof  for all  purposes, whether or not this Note be overdue,  and none of the  Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture  permits,  with certain  exceptions as therein  provided,  the amendment thereof and the  modification  of the rights and  obligations  of the Issuer and the Indenture
Trustee  and the rights of the  holders of the Notes  under the  Indenture  at any time by the
Issuer and the  Indenture  Trustee  with the  consent of the holders of Notes  representing  a majority of the  aggregate  Note Balance of all Notes at the time  Outstanding  and the Credit
Enhancer  with prior notice to the Rating  Agencies.  The Indenture  also contains  provisions permitting  the holders of Notes  representing  specified  percentages  of the aggregate  Note
Balance  of all  Notes,  on behalf of the  holders  of all the Notes  with the  consent of the
Credit Enhancer,  or the Credit Enhancer (so long as no Credit Enhancer  Default  exists),  to waive  compliance  by the Issuer with certain  provisions  of the  Indenture  and certain past defaults  under  the  Indenture  and their  consequences.  Any such  consent  or waiver by the
Credit  Enhancer and the holder of this Note (or any one of more  Predecessor  Notes) shall be conclusive  and binding  upon such holder and upon all future  holders of this Note and of any
Note issued upon the  registration  of transfer hereof or in exchange hereof or in lieu hereof whether  or not  notation  of such  consent or waiver is made upon this  Note.  The  Indenture also  permits  the  Issuer  and the  Indenture  Trustee  to amend or waive  certain  terms and conditions  set forth in the  Indenture  without  the  consent of holders of the Notes  issued thereunder  but with prior  notice to the Rating  Agencies  and with the consent of the Credit
Enhancer.

        The term  "Issuer" as used in this Note includes any successor or the Issuer under the
Indenture.

        The Issuer is permitted by the  Indenture,  under certain  circumstances,  to merge or consolidate,  subject to the rights of the  Indenture  Trustee  and the holders of Notes under the Indenture.

        The Notes are issuable only in  registered  form in  denominations  as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the  Indenture  shall be  construed in  accordance  with the laws of the
State of  placeStateNew  York,  without  reference to its conflict of law  provisions  and the obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

        No  reference  herein  to the  Indenture  and no  provision  of  this  Note  or of the
Indenture  shall  alter or  impair,  the  obligation  of the  Issuer,  which is  absolute  and unconditional,  to pay the  principal  of and  interest  on this Note at the times,  place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary  notwithstanding,  except as expressly provided in the
Basic Documents,  none of Wilmington Trust Company in its individual capacity,  JPMorgan Chase
Bank, National  Association,  in its individual  capacity,  any owner of a beneficial interest in  the  Issuer,  or  any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees  or  successors  or assigns  shall be  personally  liable for, nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or
performance   of,  or  omission   to   perform,   any  of  the   covenants,   obligations   or
indemnifications  contained  in the  Indenture.  The  holder  of this  Note by its  acceptance hereof agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an
Event of Default  under the  Indenture,  the holder  shall  have no claim  against  any of the foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained  in the
Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                            HOME LOAN TRUST 2006-HI4

                                            By  WILMINGTON TRUST COMPANY, not in its
                                                individual capacity but solely as Owner
                                                Trustee
Dated: September 28, 2006

                                            By  _______________________________________
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in
                                            its individual capacity but solely as Indenture
                                            Trustee
Dated: September 28, 2006

                                            By ___________________________________________
                                                Authorized Signatory

                                          ASSIGNMENT

Social Security or taxpayer I.D.  or other identifying number of assignee: ___________________

______________________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto __________________

______________________________________________________________________________________________
                                   (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___

______________________________________________________________________________________________,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ____________________                  _______________________________________(1)/
                                               Signature Guaranteed:

*This  reconciliation  and tie shall not, for any purpose,  be deemed to be part of the within indenture.

               (1)  NOTICE:  The signature to this  assignment  must  correspond with the name of the  registered  owner as it appears on the face  of  the  within  Note  in  every  particular,  without
                    alteration,   enlargement  or  any  change  whatever.   Such
                    signature  must  be  guaranteed  by an  "eligible  guarantor institution" meeting the requirements of the Note Registrar, which  requirements  include  membership or participation in
                    STAMP or such other "signature  guarantee program" as may be determined  by the Note  Registrar  in  addition  to,  or in
                    substitution   for,  STAMP,   all  in  accordance  with  the
                    Securities Exchange Act of 1934, as amended.

                                          APPENDIX A

                                         DEFINITIONS

        Accrued Note  Interest:  With respect to any class of Notes and any Payment  Date,  an amount equal to interest  accrued for the related  Interest Accrual Period on the related Note
Balance  immediately  prior to that  Payment  Date at the related  Note Rate for that  Payment
Date.  Accrued  Note  Interest  for the Class A Notes (other than the Class A-1 Notes) will be calculated  on the  basis of a 30-day  month in the  related  Interest  Accrual  Period  and a
360-day  year.  Accrued Note  Interest for the Class A-1 Notes will be calculated on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

        Administrative  Fees:  The  Servicing  Fees and the fees payable to the Owner  Trustee and the Indenture Trustee.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of a Person,  directly or indirectly,  whether through  ownership  of voting  securities,  by contract or  otherwise  and  "controlling"  and
"controlled" shall have meanings correlative to the foregoing.

        Appraised  Value:  For any Home  Loan  the  value of the  related  Mortgaged  Property determined  by  the  appraisal,  sales  price  for  such  Mortgaged  Property  or  alternative valuation  method used in the  origination  of such Home Loan (which may have been obtained at an earlier time);  provided that if such Home Loan was originated  simultaneously  with or not more  than 12  months  after a  senior  lien  on the  related  Mortgaged  Property  which  was originated in a purchase or cash-out refinance  transaction,  the appraised value shall be the lesser of the appraised  value at the  origination  of the senior lien and the sales price for such Mortgaged Property.

        Assignment  of  Mortgage:  With  respect to any  Mortgage,  an  assignment,  notice of transfer or  equivalent  instrument,  in  recordable  form,  sufficient  under the laws of the jurisdiction  in which the  related  Mortgaged  Property is located to reflect the sale of the
Mortgage,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or  more  blanket  assignments  covering  Mortgages  secured  by  Mortgaged  Properties located in the same jurisdiction.

        Authorized Newspaper:  A newspaper of general circulation in the Borough of Manhattan,
The City of New York,  printed in the  English  language  and  customarily  published  on each
Business Day, whether or not published on Saturdays, Sundays or holidays.

        Authorized  Officer:  With respect to the Issuer, any officer of the Owner Trustee who is  authorized  to act for the Owner  Trustee  in  matters  relating  to the Issuer and who is identified  on the  list  of  Authorized  Officers  delivered  by  the  Owner  Trustee  to the
Indenture  Trustee on the  Closing  Date (as such list may be modified  or  supplemented  from time to time thereafter).

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basic  Documents:   The  Trust  Agreement,  the  Indenture,  the  Home  Loan  Purchase
Agreement,   the  Servicing  Agreement,   the  Insurance  Agreement,  the  Credit  Enhancement
Instrument,  the Custodial  Agreement and the other  documents and  certificates  delivered in connection with any of the above.

        Beneficial  Owner:  With respect to any Note, the Person who is the  beneficial  owner of such  Note as  reflected  on the  books  of the  Depository  or on the  books  of a  Person maintaining  an  account  with  such  Depository  (directly  as a  Depository  Participant  or
indirectly  through  a  Depository   Participant,   in  accordance  with  the  rules  of  such
Depository).

        Book-Entry  Custodian:  The  custodian  appointed  pursuant  to  Section  4.06  of the
Indenture.

        Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made  through book  entries by the  Depository  as described in Section 4.06 of the Indenture.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York, California,  Texas,  Minnesota,  Pennsylvania,
Illinois or Delaware are required or authorized by law to be closed.

        Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time periods  in any given  year:  January 1 through  March  31,  April 1 through  June 30,  July 1 though September 30, and October 1 through December 31.

        Certificate:  The  certificate  issued in the form of Exhibit A to the Trust Agreement and  outstanding  pursuant  to the  terms of the  Trust  Agreement,  evidencing  a  beneficial ownership interest in the Trust.

        Certificate  Distribution  Account:  The account or accounts created and maintained by the  Certificate  Paying  Agent  pursuant  to  Section  3.10(c)  of the Trust  Agreement.  The
Certificate  Paying  Agent  will  make all  distributions  on the  Certificate  from  money on deposit in the Certificate  Distribution  Account. The Certificate  Distribution Account shall be an Eligible Account.

        Certificate  Distribution  Amount:  The amount payable to the Certificate Paying Agent under Section 3.05 of the Indenture  for payment to the holders of the  Certificate  under the
Trust Agreement.

        Certificate  Paying  Agent:  The  meaning  specified  in  Section  3.10  of the  Trust
Agreement.

        Certificate  Percentage  Interest:  With  respect to the  Certificate  and any date of determination,  the  percentage  interest  as  stated  on the face of the  Certificate,  which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

        Certificate   Principal  Balance:  As  of  any  Payment  Date,  with  respect  to  the
Certificate,  an amount equal to the then applicable  Certificate  Percentage Interest of such
Certificate,  multiplied by the Outstanding  Reserve Amount  immediately prior to such Payment
Date.

        Certificate  Register:  The register maintained by the Certificate  Registrar in which the  Certificate  Registrar  shall  provide  for  the  registration  of  Certificates  and  of transfers and exchanges of the Certificates.

        Certificate  Registrar:   Initially,   the  Indenture  Trustee,  in  its  capacity  as
Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

        Certificate  of Trust:  The  Certificate  of Trust  filed for the  Trust  pursuant  to
Section 3810(a) of the Statutory Trust Statute, including all amendments and restatements.

        Certificateholder:  The  Person  in whose  name a  Certificate  is  registered  in the
Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the
Owner  Trustee or the  Indenture  Trustee or any  Affiliate of any of them shall be deemed not to be outstanding and the registered  holder will not be considered a  Certificateholder  or a holder for purposes of giving any request, demand,  authorization,  direction, notice, consent or waiver under the Indenture or the Trust  Agreement  provided that, in  determining  whether the  Indenture  Trustee or the Owner  Trustee  shall be  protected  in  relying  upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Certificates that the  Indenture  Trustee or the Owner  Trustee  knows to be so owned  shall be so  disregarded.
Owners of the  Certificates  that have been  pledged in good faith may be  regarded as Holders if the  pledgee  establishes  to  the  satisfaction  of the  Indenture  Trustee  or the  Owner
Trustee,  as the case may be, the pledgee's right so to act with respect to such  Certificates and that the  pledgee  is not the  Issuer,  any other  obligor  upon the  Certificates  or any
Affiliate of any of the foregoing Persons.

        Class:  Collectively, all of the Notes bearing the same designation.

        Closing Date:  September 28, 2006.

        Code:  The Internal  Revenue Code of 1986, as amended,  and the rules and  regulations promulgated thereunder.

        Collateral:  The meaning specified in the Granting Clause of the Indenture.

        Collection  Period:  As to any Payment Date, the calendar month preceding the month of that Payment Date.

        Combined  Loan-to-Value  Ratio:  With respect to each Home Loan, the ratio,  expressed as a percentage,  of (i) the sum of (A) the original  principal balance of such Home Loan, and
(B) any  outstanding  principal  balance,  at  origination  of such  Home  Loan,  of all other mortgage  loans,  if any,  secured by senior or  subordinate  liens on the  related  Mortgaged
Property,  to (ii) the Appraised  Value,  or, if permitted by the Program Guide,  the purchase price of the Mortgaged Property, a statistical valuation or the Stated Value.

        Commission:  The Securities and Exchange Commission.

        Corporate  Trust  Office:   With  respect  to  the  Indenture   Trustee,   Certificate
Registrar,  Certificate  Paying Agent and Paying Agent,  the principal  corporate trust office of the  Indenture  Trustee and Note  Registrar at which at any  particular  time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this instrument is located at 4 New York Plaza,  6th Floor,  New York,  New York 10004,  Attention:
Worldwide  Securities  Services/Structured  Finance Services - Home Loan Trust 2006-HI4.  With
respect to the Owner  Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any  particular  time its  corporate  trust  business  shall be  administered,  which office at the date of the  execution  of this Trust  Agreement  is  located  at Rodney  Square
North,  1100 North Market Street,  Wilmington,  Delaware  19890,  Attention:  Corporate  Trust
Administration.

        Credit  Enhancement  Instrument:  The  Financial  Guaranty  Insurance  Policy,  Number
06030113,  dated as of the  Closing  Date,  issued by the  Credit  Enhancer  to the  Indenture
Trustee.

        Credit Enhancer:  Financial  Guaranty  Insurance  Company,  a New York stock insurance corporation or any successor thereto.

        Credit  Enhancer  Default:  If the Credit  Enhancer  fails to make a payment  required under the Credit Enhancement Instrument in accordance with its terms.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit  Scores:  The figure  assigned  to a Home Loan that is  designed  to assess the
Mortgagor's  credit history which is obtained from credit  reports  provided by various credit
reporting   organizations   and  obtained  by  many  lenders  in  connection  with  Home  Loan applications to help assess a Mortgagor's creditworthiness.

        Custodial  Account:  The account or  accounts  created  and  maintained  by the Master
Servicer  pursuant  to  Section  3.02(b)  of the  Servicing  Agreement,  in which  the  Master
Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Loans.

        Custodial  Agreement:  Any  Custodial  Agreement  among the  Custodian,  the Indenture
Trustee  and the Master  Servicer  relating  to the  custody of the Home Loans and the Related
Documents.

        Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the Custodian pursuant to Section 2.1(c) of the Home Loan Purchase Agreement.

        Custodian:  Wells Fargo Bank,  N.A., a national  association,  and its  successors and assigns.

        Cut-off Date:  September 1, 2006.
        Cut-off  Date Loan  Balance:  With  respect  to any Home Loan,  the  unpaid  principal balance  thereof as of the close of  business on the  Business  Day  immediately  prior to the
Cut-off Date.

        Default:  Any  occurrence  which is or with  notice or the lapse of time or both would become an Event of Default.

        Deficiency  Amount:  With respect to any class of Notes and any Payment Date,  the sum of (i) the excess,  if any, of (A) (1) the  aggregate  amount of Accrued Note Interest on such
Payment Date less (2) an amount equal to any  Prepayment  Interest  Shortfalls  and Relief Act
Shortfalls  on the Home  Loans  during  the  related  Collection  Period,  over (B) the amount available  for  interest  distributions  on the Notes on that  Payment  Date  pursuant  to the
Indenture,  (ii) any  Liquidation  Loss Amount,  to the extent not  distributed as part of the
Liquidation  Loss Payment Amount or covered by a reduction of the  Outstanding  Reserve Amount and (iii) the  aggregate  Note  Balance on the Notes on the Final  Insured  Payment  Date,  if
outstanding  after  giving  effect to all other  payments of  principal  on such Notes on such
Payment Date from all sources other than the Credit Enhancement Instrument.

        Deficient  Valuation:  With  respect  to any  Home  Loan,  a  valuation  by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Home Loan,  or any  reduction in the amount of principal to be paid in connection with any scheduled  payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Notes:  The meaning specified in Section 4.06 of the Indenture.

        Deleted  Loan:  A Home Loan  replaced  or to be replaced  with an Eligible  Substitute
Loan.

        Delinquent:  As used herein,  a Home Loan is  considered  to be "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any due date  remains  unpaid as of the close of business on the next following  monthly due date.  Since the  determination as to whether a
Home  Loan  falls  into  these  categories  is made as of the  close of  business  on the last business day of each month,  a Home Loan with a payment due on July 1 that remained  unpaid as of the close of business on July 31 would still be  considered  current as of July 31. If that payment  remained  unpaid as of the close of  business  on August 31, the Home Loan would then be  considered  30-59 days  delinquent.  Delinquency  information  as of the  Cut-off  Date is determined  and  prepared  as of the close of business on the last  business  day  immediately prior to the Cut-off Date.

        Depositor:  Residential Funding Mortgage Securities II, Inc., a Delaware  corporation, or its successor in interest.

        Depository  or  Depository  Agency:  The  Depository  Trust  Company  or  a  successor appointed by the Indenture  Trustee with the approval of the  Depositor.  Any successor to the
Depository  shall be an  organization  registered as a "clearing  agency"  pursuant to Section
17A of the  Exchange  Act  and the  regulations  of the  Securities  and  Exchange  Commission thereunder.

        Depository  Participant:  A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related schedule and  confirmation,  entered  into  by the  Owner  Trustee  and a  Derivative  Counterparty  in
accordance with Section 5.06 of the Trust Agreement.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 5.06 of the Trust Agreement.

        Determination  Date:  With respect to any Payment  Date,  the 20th day of the month in which such  Payment  Date  occurs or if such day is not a Business  Day,  the next  succeeding
Business Day.

        Due Date:  The date on which the Monthly  Payment on the  related  Home Loan is due in accordance with the terms of the related Mortgage Note.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the  short-term  debt  obligations  of which  have been rated by each
Rating Agency in its highest rating  category  available,  or (ii) an account or accounts in a depository  institution in which such accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each
Rating Agency,  as evidenced in writing,  be maintained  such that (as evidenced by an Opinion of Counsel  delivered to the Indenture  Trustee and each Rating Agency) the Indenture  Trustee has a claim with respect to the funds in such account or a perfected  first security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  either (A) a trust account or accounts  maintained at the corporate trust department of the  Indenture  Trustee or (B) an account or accounts  maintained  at the  corporate  trust department  of the Indenture  Trustee,  as long as its short term debt  obligations  are rated
P-1 by Moody's  and A-1+ by  Standard & Poor's (or the  equivalent)  or better by each  Rating
Agency  and its long term debt  obligations  are rated A2 by  Moody's  and AA- by  Standard  &
Poor's  (or the  equivalent)  or better,  by each  Rating  Agency,  or (iv) in the case of the
Custodial  Account and the Payment  Account,  a trust  account or accounts  maintained  in the corporate  trust  division  of the  Indenture  Trustee,  or (v) an  account or  accounts  of a depository  institution  acceptable  to each Rating  Agency (as  evidenced  in writing by each
Rating  Agency that use of any such account as the  Custodial  Account or the Payment  Account will not  reduce  the rating  assigned  to any of the  Securities  by such  Rating  Agency (if determined  without  regard  to the  Credit  Enhancement  Instrument)  below  the lower of the then-current  rating or the rating assigned to such  Securities (if determined  without regard to the Credit Enhancement Instrument) as of the Closing Date by such Rating Agency).

        Eligible  Substitute  Loan: A Home Loan  substituted  by the Seller for a Deleted Loan which  must,  on the date of such  substitution,  as  confirmed  in an  Officers'  Certificate delivered  to the  Indenture  Trustee,  (i)  have  an  outstanding  principal  balance,  after deduction of the  principal  portion of the monthly  payment due in the month of  substitution
(or in the  case of a  substitution  of more  than  one  Home  Loan  for a  Deleted  Loan,  an aggregate  outstanding  principal  balance,  after  such  deduction),  not  in  excess  of the outstanding  principal  balance  of the  Deleted  Loan  (the  amount  of any  shortfall  to be deposited by the Seller in the Custodial  Account in the month of  substitution);  (ii) comply with each  representation  and warranty (other than a statistical  representation or warranty)
set  forth  in  Section  3.1(b)  of  the  Home  Loan  Purchase  Agreement  as of the  date  of substitution;  (iii)  have a Loan  Rate no lower  than and not more  than 1% in  excess of the
Loan Rate of such  Deleted  Loan;  (iv)  have a  Combined  Loan-to-Value  Ratio at the time of substitution  no higher than that of the Deleted Loan at the time of  substitution;  (v) have, at the time of  substitution,  a remaining  term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Loan;  (vi) be  ineligible  for inclusion in a real  estate  mortgage  investment  conduit  ("REMIC")  (a "REMIC  Ineligible  Loan") if the
Deleted  Loan  was a REMIC  Ineligible  Loan  (because  (a) the  value  of the  real  property securing  the Deleted  Loan was not at least  equal to eighty  percent of the  adjusted  issue price of such loan at the time of  origination,  calculated by  subtracting  the amount of any liens  that are  senior  to such  Home  Loan and a  proportionate  amount of any lien of equal priority  from the  value  of such  property  when the  Deleted  Loan was  originated  and (b)
substantially  all of the  proceeds of the Deleted  Loan were not used to acquire,  improve or protect an interest in the real  property  securing  such loan and such real  property was the only security for such Deleted Loan); and (vii) not be 30 or more days delinquent.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  With  respect to the  Indenture,  any one of the  following  events
(whatever  the  reason  for such  Event of  Default  and  whether  it  shall be  voluntary  or involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i)    a default in the payment of any  interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

        (ii)   a  default  in the  payment  of the  principal  of or  any  installment  of the principal  of any  Note  when the same  becomes  due and  payable  other  than as a result  of
Prepayment Interest  Shortfalls or Relief Act Shortfalls,  and such default shall continue for a period of five days; or

        (iii)  there  occurs a default in the  observance  or  performance  of any covenant or agreement  of the Issuer  made in the  Indenture,  or any  representation  or  warranty of the
Issuer  made in the  Indenture  or in any  certificate  or other  writing  delivered  pursuant hereto or in connection  herewith  proving to have been  incorrect in any material  respect as of the time when the same  shall  have  been  made  which  has a  material  adverse  effect on
Securityholders  or the Credit  Enhancer,  and such default shall continue or not be cured, or the  circumstance  or  condition  in respect  of which such  representation  or  warranty  was incorrect  shall not have been  eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuer by the Indenture
Trustee  or to the  Issuer and the  Indenture  Trustee  by the  Holders of at least 25% of the outstanding  Note Balance of the Notes or the Credit  Enhancer,  a written  notice  specifying such  default or  incorrect  representation  or warranty  and  requiring it to be remedied and stating that such notice is a notice of default hereunder; or

        (iv)   there  occurs  the  filing of a decree or order  for  relief by a court  having jurisdiction  in the  premises in respect of the Issuer or any  substantial  part of the Trust
Estate in an involuntary  case under any applicable  federal or state  bankruptcy,  insolvency or other  similar law now or  hereafter  in effect,  or  appointing  a  receiver,  liquidator, assignee,  custodian,  trustee,  sequestrator  or  similar  official  of the Issuer or for any substantial  part of the Trust  Estate,  or ordering  the  winding-up  or  liquidation  of the
Issuer's  affairs,  and such decree or order shall remain  unstayed and in effect for a period of 60 consecutive days; or

        (v)    there  occurs  the  commencement  by the Issuer of a  voluntary  case under any applicable  federal or state  bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the  consent by the  Issuer to the entry of an order for relief in an  involuntary case  under  any  such  law,  or the  consent  by the  Issuer  to the  appointment  or  taking possession by a receiver,  liquidator,  assignee,  custodian, trustee, sequestrator or similar official of the Issuer or for any substantial  part of the assets of the Trust Estate,  or the making by the Issuer of any general  assignment  for the benefit of creditors,  or the failure by the  Issuer  generally  to pay its debts as such  debts  become  due,  or the taking of any action by the Issuer in furtherance of any of the foregoing.

        Event of Servicer  Termination:  With respect to the Servicing Agreement,  a Servicing
Default as defined in Section 7.01 of the Servicing Agreement.

        Exchange  Act:  The  Securities  Exchange Act of 1934,  as amended,  and the rules and regulations promulgated thereunder.

        Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

        Final Insured Payment Date:  The Payment Date in September 2036.

        FNMA:  The Federal National Mortgage Association, or any successor thereto.

        Foreclosure  Profit:  With respect to a Liquidated  Home Loan, the excess,  if any, of
(x) Net  Liquidation  Proceeds  over (y) the sum of (a) the Loan  Balance of the related  Home
Loan  immediately  prior  to the  date  it  became  a  Liquidated  Home  Loan,  less  any  Net
Liquidation  Proceeds  previously  received  with  respect to such Home Loan and  applied as a recovery of  principal,  and (b) accrued and unpaid  interest on the related  Home Loan at the
Net Loan Rate through the date of receipt of the proceeds.

        Form 10-K Certification:  As defined in Section 4.04(b) of the Servicing Agreement.

        Grant: Pledge,  bargain, sell, warrant,  alienate,  remise,  release,  convey, assign, transfer,  create,  and  grant a lien upon and a  security  interest  in and right of  set-off against,  deposit,  set over and confirm pursuant to the Indenture.  A Grant of the Collateral or of any other  agreement or  instrument  shall  include all rights,  powers and options (but none of the  obligations)  of the granting  party  thereunder,  including  the  immediate  and continuing  right to claim for,  collect,  receive and give receipt for principal and interest payments in respect of such  collateral or other  agreement or instrument and all other moneys payable thereunder,  to give and receive notices and other communications,  to make waivers or other  agreements,  to exercise all rights and options,  to bring  proceedings  in the name of the granting  party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

        Holder:  Any of the Noteholders or Certificateholders.

        Homeownership Act:  The Home Ownership Protection Act of 1994.

        Home Loans:  At any time,  the Home Loans that have been sold by the Seller  under the
Home Loan Purchase  Agreement,  together with the Related  Documents,  and that remain subject to the terms thereof.

        Home Loan Purchase Agreement:  The Home Loan Purchase  Agreement,  between the Seller, as seller,  and the Depositor,  as purchaser,  with respect to the Home Loans, dated as of the
Cut-off Date.

        Home Loan  Schedule:  The initial  schedule  of Home Loans as of the Cut-off  Date set forth in  Exhibit A of the  Servicing  Agreement,  which  schedule  sets forth as to each Home
Loan, among other things:

        (i)    the Home Loan identifying number ("RFC LOAN #");

        (ii)   the state, city and zip code of the Mortgaged Property;

        (iii)  the maturity of the Mortgage Note ("MATURITY DATE");

        (iv)   the Loan Rate ("CUR RATE");

        (v)    the Principal Balance at origination ("ORG AMT");

        (vi)   the type of property securing the Mortgage Note ("PROPERTY TYPE");

        (vii)  the appraised value ("APPRSL");

        (viii) the initial  scheduled  monthly  payment of  principal,  if any,  and  interest
("ORIGINAL P & I");

        (ix)   the Cut-off Date Loan Balance ("CUT-OFF BAL");

        (x)    the Combined Loan-to-Value Ratio at origination ("CLTV");

        (xi)   the date of the Mortgage Note ("NOTE DATE");

        (xii)  the original term to maturity of the Home Loan ("ORIGINAL TERM");

        (xiii) under  the  column  "OCCP  CODE," a code  indicating  whether  the Home Loan is secured by a non-owner occupied residence;

        (xiv)  the Principal Balance of any Home Loan senior thereto ("SR BAL");

        (xv)   the Credit Score ("CR SCORE");

        (xvi)  the debt to income ratio ("DTI");

        (xvii) product code ("PRODUCT CODE");

        (xviii)loan purpose ("PURPOSE");

        (xix)  the lien position of the related Mortgage ("LIEN");

        (xx)   the Subservicer loan number (SERVICER LOAN #); and

        (xxi)  the remaining term of the Home Loan (REMAINING TERM).

        Such schedule may consist of multiple  reports that  collectively set forth all of the information required.

        Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

        Indenture:  The indenture dated as of the Closing Date between the Issuer,  as debtor, and the Indenture Trustee, as indenture trustee.

        Indenture Trustee:  JPMorgan Chase Bank, National Association,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

        Indenture  Trustee  Information:   As  specified  in  Section   9.05(a)(i)(A)  of  the
Servicing Agreement.

        Independent:  When used with  respect to any  specified  Person,  the Person (i) is in fact independent of the Issuer,  any other obligor on the Notes, the Seller,  the Issuer,  the
Depositor  and any Affiliate of any of the  foregoing  Persons,  (ii) does not have any direct financial or any material indirect  financial  interest in the Issuer, any such other obligor, the Seller,  the Issuer,  the Depositor or any  Affiliate of any of the foregoing  Persons and
(iii) is not connected with the Issuer,  any such other obligor,  the Seller,  the Issuer, the
Depositor  or any  Affiliate  of  any  of  the  foregoing  Persons  as an  officer,  employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Independent  Certificate:  A  certificate  or opinion to be delivered to the Indenture
Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable requirements  of Section 10.01 of the  Indenture,  made by an  Independent  appraiser or other expert  appointed by an Issuer  Request and approved by the Indenture  Trustee in the exercise of reasonable  care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

        Initial Certificate:  The Home Loan-Backed  Certificates,  Series 2006-HI4,  issued on the Closing Date, each evidencing  undivided  beneficial  interests in the Issuer and executed by the Owner Trustee.

        Initial  Note  Balance:  With  respect  to the Class  A-1  Notes,  $117,711,000,  with respect  to  the  Class  A-2  Notes,  $16,628,000,  with  respect  to  the  Class  A-3  Notes,
$61,528,000 and with respect to the Class A-4 Notes, $76,826,000.

        Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction  in the premises in respect of such Person or any substantial part of its property in an involuntary  case under any applicable  bankruptcy, insolvency  or other  similar  law now or  hereafter  in effect,  or  appointing  a  receiver, liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such  Person's  affairs,  and such decree or order shall  remain  unstayed and in effect for a period of 60  consecutive  days; or (b) the  commencement  by such Person of a voluntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or the  consent  by such  Person to the entry of an order for  relief in an  involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar official for such Person or for any substantial  part of its property,  or the making by such Person of any general  assignment for the benefit of creditors,  or the failure by such Person generally to pay its debts as such debts  become due or the  admission  by such Person in writing (as to which the Indenture  Trustee  shall have notice) of its inability to pay its debts  generally, or the adoption by the Board of  Directors  or managing  member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

        Insurance  Agreement:  The Insurance and Indemnity Agreement dated as of September 28,
2006,  among the Master Servicer,  the Depositor,  the Issuer,  the Indenture  Trustee and the
Credit Enhancer, including any amendments and supplements thereto.

        Insured  Payment:  With respect to (a) any Payment Date, the sum of (i) any Deficiency
Amount and (ii) any Preference Amount and (b) any other date, any Preference Amount.

        Insurance  Proceeds:  Proceeds  paid by any insurer  (other than the Credit  Enhancer)
pursuant to any  insurance  policy  covering a Home Loan which are  required to be remitted to the Master  Servicer,  or amounts  required to be paid by the Master Servicer  pursuant to the next to last  sentence  of  Section  3.04 of the  Servicing  Agreement,  net of any  component thereof  (i)  covering  any  expenses  incurred  by or on behalf  of the  Master  Servicer  in connection  with obtaining such  proceeds,  (ii) that is applied to the  restoration or repair of the related  Mortgaged  Property,  (iii)  released to the Mortgagor in accordance  with the
Master Servicer's  normal servicing  procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Loan.

        Interest  Accrual  Period:  With  respect  to (i) the  Class  A-1  Notes (a) as to the
Payment  Date in October  2006,  the period  commencing  on the Closing Date and ending on the day  preceding  the Payment  Date in October  2006,  and (b) as to any Payment  Date after the
Payment  Date in  October  2006,  the  period  commencing  on the  Payment  Date in the  month immediately  preceding  the month in which  that  Payment  Date  occurs  and ending on the day preceding  that  Payment  Date and (ii) each  class of Notes,  other than the Class A-1 Notes, and any Payment Date,  the calendar  month  preceding  the month in which the related  Payment
Date occurs.

        Interest  Collections:  With respect to any Payment  Date,  the sum of (i) the portion allocable to interest of all  scheduled  monthly  payments on the Home Loans  received  during the related Collection Period reduced by the  Administrative  Fees for such Collection Period,
(ii) the portion  allocable to interest of all Net  Liquidation  Proceeds  and  proceeds  from repurchases  of, and some  amounts  received in  connection  with any  substitutions  for, the related  Home  Loans,  received  or deemed  received  during the  related  Collection  Period, reduced by any related  Administrative  Fees for that  Collection  Period,  (iii) the interest portion of the cash purchase price paid in connection  with any optional  purchase of the Home
Loans by the  Master  Servicer  and (iv) any  proceeds  and  recoveries  received  during  the related  Collection  Period on a Home Loan after it becomes a Liquidated  Home Loan  allocated to  Interest  Collections  in  accordance  with  the last  paragraph  of  Section  3.07 of the
Servicing Agreement, reduced by the Administrative Fees for such Collection Period.

        Issuer or Trust:  The Home Loan Trust  2006-HI4,  a Delaware  statutory  trust, or its successor in interest.

        Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

        LIBOR:  For any  Interest  Accrual  Period  other  than  the  first  Interest  Accrual
Period,  the rate for United  States  dollar  deposits for one month which  appears on the Dow
Jones Telerate  Screen Page 3750 as of 11:00 A.M.,  London,  England time, on the second LIBOR
Business  Day prior to the first day of such  Interest  Accrual  Period.  With  respect to the first  Interest  Accrual  Period,  the rate for United  States  dollar  deposits for one month which appears on the Dow Jones  Telerate  Screen Page 3750 as of 11:00 A.M.,  London,  England
time,  two LIBOR  Business  Days prior to the  Closing  Date.  If such rate does not appear on such page (or such other page as may replace  that page on that  service,  or if such  service is no longer offered,  such other service for displaying  LIBOR or comparable  rates as may be reasonably  selected by the Indenture Trustee after  consultation with the Master Servicer and the Credit  Enhancer),  the rate will be the Reference Bank Rate. If no such quotations can be obtained  and no  Reference  Bank Rate is  available,  LIBOR will be LIBOR  applicable  to the preceding Payment Date.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the city of London,  England are required or authorized by law to be closed.

        Lien: Any mortgage,  deed of trust,  pledge,  conveyance,  hypothecation,  assignment, participation,  deposit  arrangement,  encumbrance,  lien  (statutory  or other),  preference, priority  right or interest or other  security  agreement or  preferential  arrangement of any kind or nature  whatsoever,  including,  without  limitation,  any  conditional  sale or other title retention  agreement,  any financing lease having substantially the same economic effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction  to  evidence  any of the  foregoing;  provided,  however,  that  any  assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

        Limited Repurchase Right Holder:  The Master Servicer.

        Liquidated  Home Loan: As to any Payment Date, any Home Loan which the Master Servicer has determined,  based on the servicing procedures  specified in the Servicing  Agreement,  as of the end of the  preceding  Collection  Period,  that  all  Liquidation  Proceeds  which  it expects to recover in connection with the disposition of the related  Mortgaged  Property have been  recovered.  In addition,  the Master  Servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

        Liquidation  Expenses:  Out-of-pocket  expenses  (exclusive  of  overhead)  which  are incurred by or on behalf of the Master  Servicer in  connection  with the  liquidation  of any
Home Loan and not recovered  under any insurance  policy,  such  expenses  including,  without limitation,  legal fees and expenses,  any unreimbursed  amount expended  (including,  without limitation,  amounts  advanced  to correct  defaults  on any loan which is senior to such Home
Loan and  amounts  advanced  to keep  current  or pay off a loan  that is  senior to such Home
Loan)  respecting  the related  Home Loan and any related and  unreimbursed  expenditures  for real  estate  property  taxes  or  for  property  acquisition,  restoration,  preservation  or disposition, or insurance against casualty loss or damage.

        Liquidation  Loss  Amount:  With  respect to any  Payment  Date and any Home Loan that became a Liquidated Home Loan during the related Collection  Period,  the unrecovered  portion of the  related  Loan  Balance  thereof at the end of such  Collection  Period,  after  giving effect to the Net  Liquidation  Proceeds  applied  to reduce  the  related  Loan  Balance.  In addition,  as to any Home Loan for which the principal  balance has been reduced in connection with  bankruptcy  proceedings,  the amount of the  reduction  will be treated as a Liquidation
Loss Amount.

        Liquidation  Loss  Payment  Amount:  As to any Payment  Date,  an amount  equal to the lesser of (i) the amount  available  for payment of the  Liquidation  Loss Payment  Amount for that Payment  Date,  as provided in clause (iv) of Section  3.05(a) of the  Indenture and (ii)
the sum of (a) 100%  of the  Liquidation  Loss  Amounts  incurred  on the  related  Home Loans during the related  Collection  Period and (b) any Liquidation  Loss Amounts  remaining unpaid from any preceding  Collection  Period,  to the extent not reflected on such preceding Payment
Date by a reduction of the Outstanding Reserve Amount.

        Liquidation  Proceeds:  Proceeds  (including  Insurance  Proceeds  but  not  including amounts drawn under the Credit  Enhancement  Instrument)  if any received in  connection  with the liquidation of any Home Loan or related REO, whether through  trustee's sale,  foreclosure sale, the exercise of the power of eminent domain or condemnation or otherwise.

        Loan Balance:  With respect to any Home Loan,  other than a Liquidated  Home Loan, and as of any day, the related  Cut-off Date Loan  Balance,  minus all  collections  in respect of principal in  accordance  with the related  Mortgage Note and applied in reduction of the Loan
Balance thereof.  For purposes of this  definition,  a Liquidated Home Loan shall be deemed to have a Loan Balance equal to zero.

        Loan Rate or Mortgage  Rate:  With respect to any Home Loan and any day, the per annum rate of interest set forth in the related Mortgage Note.

        Lost Note Affidavit:  With respect to any Home Loan as to which the original  Mortgage
Note has been permanently  lost or destroyed and has not been replaced,  an affidavit from the
Seller  certifying  that the  original  Mortgage  Note has been lost,  misplaced  or destroyed
(together with a copy of the related Mortgage Note).

        Master Servicer:  Residential Funding  Corporation,  a Delaware  corporation,  and its successors and assigns.

        Master  Servicer  Extension  Notice:  The meaning  specified in Section 7.04(d) of the
Servicing Agreement.

        Master  Servicing  Fee: With respect to any Home Loan and any Collection  Period,  the product of (i) the Master  Servicing  Fee Rate divided by 12 and (ii) the Loan Balance of such
Home Loan as of the first day of such Collection Period.

        Master Servicing Fee Rate:  With respect to any Home Loan, 0.08% per annum.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Home Loans  registered  with MERS on the
MERS(R)System.

        MOM Loan:  With  respect to any Home Loan,  MERS acting as the  mortgagee of such Home
Loan,  solely as nominee for the  originator of such Home Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Home Loan  (including any REO Property) and any
Due  Date,  the  payment  of  principal  and  interest  due  thereon  in  accordance  with the amortization  schedule at the time applicable thereto (after  adjustment,  if any, for partial prepayments  and for  Deficient  Valuations  occurring  prior to such Due Date but  before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

        Moody's:  Moody's Investors Service, Inc. or its successor in interest.

        Mortgage:  The mortgage,  deed of trust or other instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Home Loan.

        Mortgage File: The file  containing the Related  Documents  pertaining to a particular
Home Loan and any additional  documents  required to be added to the Mortgage File pursuant to the Home Loan Purchase Agreement or the Servicing Agreement.

        Mortgage  Note:  With respect to a Home Loan,  the mortgage note pursuant to which the related  mortgagor  agrees  to pay the  indebtedness  evidenced  thereby  and  secured  by the related Mortgage as modified or amended.

        Mortgaged   Property:   The   underlying   property,   including   real  property  and
improvements thereon, securing a Home Loan.

        Mortgagor:  The obligor or obligors under a Mortgage Note.

        Net  Liquidation  Proceeds:  As to any Liquidated  Home Loan, the proceeds,  including
Insurance  Proceeds  but  excluding  amounts  drawn  on  the  Credit  Enhancement  Instrument, received in  connection  with the  liquidation  of the Home Loan,  whether  through  trustee's sale,  foreclosure  sale or  otherwise,  reduced by related  expenses,  but not  including the portion,  if any, of the proceeds  that exceed the  principal  balance of the Home Loan at the end of the Collection  Period  immediately  preceding the Collection  Period in which the Home
Loan became a Liquidated Home Loan.

        Net Loan  Rate:  With  respect to any Home Loan and any date of  determination,  a per annum rate of  interest  equal to the then  applicable  Loan Rate for such Home Loan minus the
Servicing Fee Rate and the Premium Percentage.

        Note  Balance:  With respect to any Payment  Date and any Class of Notes,  the Initial
Note Balance  thereof  reduced by all payments of the Principal  Payment  Amount thereon prior to and as of such Payment Date.

        Note Owner:  The Beneficial Owner of a Note.

        Note Rate:  With  respect to (i) the Class A-1 Notes,  will be the lesser of (a) LIBOR plus  0.10%  per annum and (b)  9.000%  per  annum;  and (ii) the Class A-2  Notes,  Class A-3
Notes, and Class A-4 Notes and any Interest  Accrual Period,  5.45%,5.44% and 5.72% per annum, respectively;  provided,  that on the Step-Up Date, the Note Rate on the Class A-4 Notes shall increase by 0.50% per annum.

        Note  Register:  The  register  maintained  by the Note  Registrar  in which  the Note
Registrar  shall  provide for the  registration  of Notes and of  transfers  and  exchanges of
Notes.

        Note Registrar:   The Indenture Trustee, in its capacity as Note Registrar.

        Noteholder:  The  Person  in whose  name a Note is  registered  in the Note  Register, except that,  any Note  registered in the name of the  Depositor,  the Issuer or the Indenture
Trustee  or any  Affiliate  of any of them  shall  be  deemed  not to be  outstanding  and the registered  holder will not be  considered a  Noteholder  or holder for purposes of giving any request, demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust  Agreement  provided  that, in  determining  whether the Indenture  Trustee shall be protected  in  relying  upon any  such  request,  demand,  authorization,  direction,  notice, consent or waiver,  only Notes that the Indenture  Trustee or the Owner Trustee knows to be so owned  shall be so  disregarded.  Owners of Notes that have been  pledged in good faith may be regarded as Holders if the pledgee  establishes to the  satisfaction of the Indenture  Trustee or the Owner  Trustee the  pledgee's  right so to act with  respect to such Notes and that the pledgee is not the Issuer,  any other  obligor  upon the Notes or any  Affiliate of any of the foregoing  Persons.  Any  Notes on  which  payments  are made  under  the  Credit  Enhancement
Instrument  shall be deemed  Outstanding  until the Credit  Enhancer has been  reimbursed with respect thereto and the Credit  Enhancer shall be deemed the Noteholder  thereof to the extent of such unreimbursed payment.

        Notes:  Any one of the Class A-1,  Class A-2,  Class A-3 or Class A-4 Notes issued and outstanding at any time pursuant to the Indenture.

        Officer's  Certificate:  With respect to the Master Servicer,  a certificate signed by the  President,  Managing  Director,  a  Director,  a  Vice  President  or an  Assistant  Vice
President,  of the Master  Servicer and  delivered to the Indenture  Trustee.  With respect to the  Issuer,  a  certificate  signed  by any  Authorized  Officer  of the  Issuer,  under  the circumstances  described in, and otherwise  complying  with,  the applicable  requirements  of
Section  10.01 of the  Indenture,  and delivered to the Indenture  Trustee.  Unless  otherwise specified,  any  reference  in  the  Indenture  to an  Officer's  Certificate  shall  be to an
Officer's Certificate of any Authorized Officer of the Issuer.

        Opinion of  Counsel:  A written  opinion of  counsel.  Any  Opinion of Counsel for the
Master  Servicer  may be provided by in-house  counsel for the Master  Servicer if  reasonably acceptable to the Indenture  Trustee,  the Credit  Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

        Optional  Redemption:  The right of the Master  Servicer to purchase the Home Loans on any Payment Date on which the aggregate  Principal  Balance of the Home Loans as of the end of
the  related  Collection  Period is less than 10% of the  Cut-off  Date  Balance,  pursuant to
Section 8.08 of the Servicing Agreement.

        Original  Trust  Agreement:  The Trust  Agreement,  dated as of  September  19,  2006, between the Owner Trustee and the Depositor.

        Outstanding:  With respect to the Notes,  as of the date of  determination,  all Notes theretofore executed, authenticated and delivered under this Indenture except:

        (i)    Notes  theretofore  cancelled  by  the  Note  Registrar  or  delivered  to  the
Indenture Trustee for cancellation; and

        (ii)   Notes in  exchange  for or in lieu of which  other  Notes  have been  executed, authenticated  and  delivered  pursuant to the  Indenture  unless  proof  satisfactory  to the
Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that  for  purposes  of  effectuating  the  Credit  Enhancer's  right  of subrogation  as set forth in  Section  4.12 of the  Indenture  only,  all Notes that have been paid  with  funds  provided  under the  Credit  Enhancement  Instrument  shall be deemed to be
Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

        Outstanding  Reserve Amount:  With respect to any Payment Date, the amount, if any, by which the Pool Balance  after  applying  payments  received in the related  Collection  Period exceeds the aggregate  Note Balance of the Notes on such Payment Date,  after  application  of
Principal  Collections  and the  Liquidation  Loss Payment  Amounts for that Payment Date. The
Outstanding  Reserve Amount will be increased by distributions of Reserve Increase Amount,  if any, to the Notes.  As of the Closing Date,  the  Outstanding  Reserve Amount will be equal to approximately  0.30% of the  aggregate  unpaid  principal  balance  of the  Home  Loans on the
Business Day prior to the Cut-off Date.

        Owner Trust Estate:  The meaning specified in Section 2.05 of the Trust Agreement.

        Owner Trustee:  Wilmington Trust Company not in its individual  capacity but solely as
Owner Trustee of the Trust,  and its  successors  and assigns or any  successor  owner trustee appointed pursuant to the terms of the Trust Agreement.

        Owner  Trustee  Information:  As  specified  in  Section  11.04(a)(i)(A)  of the Trust
Agreement.

        Paying Agent:  Any paying agent or co-paying agent appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

        Payment  Account:  The  account  established  by the  Indenture  Trustee  pursuant  to
Section 8.02 of the Indenture and Section 5.01 of the Servicing  Agreement.  Amounts deposited in the Payment  Account will be paid by the Indenture  Trustee in accordance with Section 3.05 of the Indenture.

        Payment Date:  The 25th day of each month,  or if such day is not a Business Day, then the next Business Day.

        Percentage  Interest:  With  respect  to any Note and any date of  determination,  the percentage  obtained by dividing the Note Balance of such Note,  by the  aggregate of the Note
Balances of all Notes of the same Class.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof,  provided that the unsecured  obligations of the party  agreeing to  repurchase  such  obligations  are at the time rated by each Rating
Agency in its highest short-term rating category available;

        (iii)  federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which  shall each have an  original  maturity of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an  original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in  United
States  dollars of any U.S.  depository  institution or trust company  incorporated  under the laws of the  United  States  or any  state  thereof  or of any  domestic  branch  of a foreign depository  institution  or  trust  company;  provided  that  the  debt  obligations  of  such depository  institution  or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the  principal  depository  institution  in a  depository  institution  holding company,  debt  obligations  of the  depository  institution  holding  company) at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term  rating category  available;  and  provided  further  that,  if the only  Rating  Agency is Standard &
Poor's and if the  depository  or trust  company is a principal  subsidiary  of a bank holding company and the debt  obligations of such subsidiary are not separately  rated, the applicable rating  shall  be that of the  bank  holding  company;  and,  provided  further  that,  if the original  maturity  of  such  short-term  obligations  of  a  domestic  branch  of  a  foreign depository  institution or trust company shall exceed 30 days,  the short-term  rating of such institution  shall be A-1+ in the  case of  Standard  & Poor's  if  Standard  & Poor's  is the
Rating Agency;

        (iv)   commercial paper (having original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United  States or any state  thereof which on the date of  acquisition  has been  rated by each  Rating  Agency  in its  highest  short-term rating  category  available;  provided  that such  commercial  paper  shall  have a  remaining maturity of not more than 30 days;

        (v)    a money market fund or a qualified  investment fund rated by each Rating Agency in its highest long-term rating category available; and

        (vi)   other  obligations  or securities  that are acceptable to each Rating Agency as an Permitted  Investment  hereunder and will not reduce the rating  assigned to any Securities by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned to such  Securities  as of the Closing Date by such Rating  Agency,  and which are  acceptable to the Credit  Enhancer,  as evidenced in writing,  provided  that if the Master  Servicer or any other  Person  controlled  by  the  Master  Servicer  is the  issuer  or  the  obligor  of any obligation  or security  described in this clause (vi) such  obligation  or security must have an interest  rate or yield that is fixed or is variable  based on an  objective  index that is not affected by the rate or amount of losses on the Home Loans;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations  References  herein to the highest  rating  available  on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and  references  herein to the highest rating  available on unsecured  commercial paper and  short-term  debt  obligations  shall mean A-1+ in the case of Standard & Poor's and
P-1 in the case of Moody's.

        Person: Any legal individual,  corporation,  partnership,  joint venture, association,
joint-stock  company,  limited  liability  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

        Pool  Balance:  With respect to any date,  the  aggregate of the Loan  Balances of all
Home Loans as of such date.

        Predecessor   Note:  With  respect  to  any  particular   Note,  every  previous  Note
evidencing all or a portion of the same debt as that evidenced by such  particular  Note; and, for the purpose of this definition,  any Note  authenticated  and delivered under Section 4.03 of the  Indenture  in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

        Preference  Amount:  Any amount  previously  paid to a Noteholder  that is recoverable and  sought to be  recovered  as a  voidable  preference  by a  trustee  in  bankruptcy  court pursuant to the United States  Bankruptcy  Code (11 U.S.C.),  as amended from time to time, in accordance with a final  non-appealable  order of a court exercising proper jurisdiction in an insolvency proceeding.

        Premium:  The amount of premium  due to the Credit  Enhancer  in  accordance  with the terms of the Insurance Agreement.

        Premium Percentage:  As set forth in the Insurance Agreement.

        Prepayment  Assumption:  A 100% Prepayment  Assumption used solely for determining the accrual of original  issue  discount,  market  discount and premium,  if any, on the Notes for federal  income tax  purposes.  A 100%  Prepayment  Assumption  assumes a constant  prepayment rate of 5% per  annum for the first  month,  increasing  each  month by an  additional  20%/14 until the  fifteenth  month.  Beginning in the  fifteenth  month and in each month  thereafter during  the  life  of the  Home  Loans,  a  100%  Prepayment  Assumption  assumes  a  constant prepayment rate of 25% per annum each month.

        Prepayment  Interest  Shortfall:  With  respect to any  Payment  Date,  the  aggregate shortfall,  if any,  in  collections  of  interest,  adjusted  to the  related  Net Loan Rate, resulting from borrower  prepayments during the related  Collection  Period.  These shortfalls will not be covered by the Master Servicer, the Credit Enhancer or any other person.

        Principal  Collection  Payment  Amount:  As to any Payment Date,  the total  Principal
Collections  (reduced  by any  portion  used to pay  interest  on the Notes) for such  Payment
Date;  provided,  however, on any Payment Date as to which the Outstanding Reserve Amount that would result without regard to this proviso  exceeds the Reserve Amount Target,  the Principal
Collection  Payment  Amount  will be reduced by the amount not less than zero by the amount of the excess until the Outstanding Reserve Amount equals the Reserve Amount Target.

        Principal Collections:  As to any Payment Date, an amount equal to the sum of:

        (i)    the  principal  portion of all scheduled  Monthly  Payments on the related Home
Loans received during the related Collection Period;

        (ii)   the principal  portion of all proceeds of the repurchase of any Home Loans (or, in the case of a  substitution,  any  Substitution  Adjustment  Amounts)  as  required  by the
Servicing  Agreement  received during the related  Collection Period and the principal portion of the cash  purchase  price paid in connection  with any optional  purchase of the Home Loans by the Master Servicer; and

        (iii)  the  principal  portion of all other  unscheduled  collections  received on the
Home Loans during the related  Collection  Period (or deemed to be received during the related
Collection Period)  (including,  without  limitation,  full and partial Principal  Prepayments made by the respective Mortgagors,  Insurance Proceeds and Net Liquidation  Proceeds),  to the
extent not previously paid;

provided,  however,  that Principal Collections shall be reduced by any amounts withdrawn from the  Custodial  Account  pursuant to Section  3.03(ii),  (v),  (vi) and (vii) of the Servicing
Agreement.

        Principal  Prepayment:  Any payment of principal  made by the Mortgagor on a Home Loan which is  received in advance of its  scheduled  Due Date and which is not  accompanied  by an amount of interest  representing  scheduled  interest due on any date or dates in any month or months subsequent to the month of prepayment.

        Proceeding:  Any suit in equity,  action at law or other  judicial  or  administrative proceeding.

        Program Guide:  Together,  the Seller's Seller Guide and Servicing Guide, as in effect from time to time.

        Prospectus Supplement:  The prospectus supplement,  dated September 26, 2006, relating to the issuance of the Home Loan-Backed Notes, Series 2006-HI4.

        Purchase  Price:  The meaning  specified in Section  2.2(a) of the Home Loan  Purchase
Agreement.

        Purchaser:   Residential   Funding   Mortgage   Securities   II,   Inc.,   a  Delaware
corporation, and its successors and assigns.

        Qualified  Insurer:  A mortgage  guaranty  insurance  company  duly  qualified as such under  the laws of the  state  of its  principal  place of  business  and  each  state  having jurisdiction  over  such  insurer  in  connection  with the  insurance  policy  issued by such insurer,  duly  authorized  and  licensed  in such  states to  transact  a  mortgage  guaranty insurance  business  in such  states  and to write the  insurance  provided  by the  insurance policy  issued by it,  approved as an insurer by the Master  Servicer  and as a  FNMA-approved mortgage insurer.

        Rating Agency:  Any nationally  recognized  statistical  rating  organization,  or its successor,  that  rated the  Securities  at the  request of the  Depositor  at the time of the initial  issuance of the  Securities,  which  initially shall be Moody's or Standard & Poor's.
If such  organization or a successor is no longer in existence,  "Rating Agency" shall be such
nationally   recognized   statistical  rating   organization,   or  other  comparable  Person,
designated  by the  Depositor,  notice of which  designation  shall be given to the  Indenture
Trustee.  References  herein to the highest short term unsecured  rating  category of a Rating
Agency  shall  mean A-1 or better in the case of  Standard  & Poor's  and P-1 or better in the case of  Moody's  and in the case of any  other  Rating  Agency  shall  mean  such  equivalent ratings.  References  herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of  Standard & Poor's and "Aaa" in the case of Moody's  and in the case of any other Rating Agency, such equivalent rating.

        Record Date:  With respect to the Class A-1 Notes and any Payment  Date,  the Business
Day next  preceding  such Payment Date and with respect to the Notes (other than the Class A-1
Notes)  and the  Certificates  and any  Payment  Date,  the  last  Business  Day of the  month preceding the month of such Payment Date.

        Reference Bank Rate:  With respect to any Interest  Accrual  Period,  as follows:  the arithmetic  mean (rounded  upwards,  if necessary,  to the nearest one sixteenth of a percent)
of the offered  rates for United  States  dollar  deposits  for one month which are offered by the Reference Banks as of 11:00 A.M.,  London,  England time, on the second LIBOR Business Day prior  to the  first  day of such  Interest  Accrual  Period  to  prime  banks  in the  London interbank  market for a period of one month in amounts  approximately  equal to the sum of the outstanding  Note Balance of the Class A-1 Notes;  provided  that at least two such  Reference
Banks  provide such rate. If fewer than two offered  rates  appear,  the  Reference  Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City, selected by the Indenture  Trustee after  consultation with the Master Servicer and the Credit
Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S.  Dollars to leading
European  Banks for a period  of one month in  amounts  approximately  equal to the  aggregate
Note Balance of the Class A-1 Notes.  If no such  quotations  can be obtained,  the  Reference
Bank Rate shall be LIBOR  applicable to the preceding  Payment Date;  provided  however,  that if, under the  priorities  indicated  above,  LIBOR for a Payment Date would be based on LIBOR for the previous Payment Date for the third  consecutive  Payment Date, the Indenture  Trustee shall  select an  alternative  comparable  index  over  which  the  Indenture  Trustee  has no control,  used for  determining  one-month  Eurodollar  lending rates that is  calculated  and published or otherwise made available by an independent party.

        Reference Banks:  Barclays Bank PLC, Credit Suisse and Abbey National PLC.

        Registered  Holder:  The  Person  in  whose  name a Note  is  registered  in the  Note
Register on the applicable Record Date.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Related  Documents:  With  respect  to each Home  Loan,  the  documents  specified  in
Section 2.1(c) of the Home Loan Purchase  Agreement and any documents  required to be added to such  documents  pursuant to the Home Loan  Purchase  Agreement,  the Trust  Agreement  or the
Servicing Agreement.

        Release  Agreement:  A Release  Agreement as defined in Section 3.05 of the  Servicing
Agreement.

        Relief Act Shortfall:  With respect to any Payment Date, the aggregate  shortfall,  if any, in collections of interest,  as a result of the application of the  Servicemembers  Civil
Relief Act or similar  legislation or  regulations.  These  shortfalls  will reduce the amount of  Interest  Collections  on the  Home  Loans  and  will not be  amounts  paid by the  Master
Servicer, the Credit Enhancer or any other person.

        REO: A Mortgaged  Property  that is acquired by the Issuer in  foreclosure  or by deed in lieu of foreclosure.

        Repurchase  Event:  With  respect  to any  Home  Loan,  one of  the  following:  (i) a discovery  that,  as of the Closing  Date,  the related  Mortgage  was not a valid lien on the related  Mortgaged  Property  subject only to (A) the lien of any prior mortgage  indicated on the Home Loan Schedule,  (B) the lien of real property taxes and  assessments  not yet due and payable,  (C) covenants,  conditions,  and  restrictions,  rights of way,  easements and other matters  of  public  record  as of the date of  recording  of such  Mortgage  and  such  other permissible  title  exceptions  as are listed in the  Program  Guide and (D) other  matters to which like  properties  are commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or  marketability  of the related  Mortgaged  Property,  or (ii) with respect to any Home Loan as to which the Seller delivers a Lost Note  Affidavit,  a subsequent default  on  such  Home  Loan  if the  enforcement  thereof  or of  the  related  Mortgage  is materially and adversely affected by the absence of the original Mortgage Note.

        Repurchase  Price:  With respect to any Home Loan  required to be  repurchased  on any date pursuant to the Home Loan Purchase  Agreement or purchased by the Master  Servicer or the
Limited  Repurchase Right Holder pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Loan Balance  thereof  (without  reduction for any amounts charged off)
and (ii)  unpaid  accrued  interest  at the Loan Rate (or with  respect to the last day of the month in the  month of  repurchase,  the Loan  Rate  will be the Loan Rate in effect as to the second to last day in such month) on the  outstanding  principal  balance thereof from the Due
Date to  which  interest  was  last  paid  by the  Mortgagor  to the  first  day of the  month following the month of purchase.

        Request for Release:  The form attached as Exhibit 4 to the Custodial  Agreement or an electronic request in a form acceptable to the Custodian.

        Reserve  Amount Floor:  An amount equal to 0.50% of the Pool Balance as of the Cut-off
Date.

        Reserve  Amount  Target:  As to any Payment Date prior to the Stepdown Date, an amount equal to 5.85% of the Cut-off Date Pool Balance.  On or after the Stepdown  Date,  the Reserve
Amount Target will be equal to the lesser of:

        (a)    11.70% of the Pool  Balance  after  applying  payments  received in the related
Collection Period; and

        (b)    the Reserve Amount Target as of the Cut-off Date;

provided,  however,  that the Reserve  Amount Target shall not be less than the Reserve Amount
Floor;  provided  further,  that any  scheduled  reduction to the Reserve  Amount Target on or after the Stepdown Date as described above shall not be made on any Payment Date unless:

               (i)    either (a) the aggregate cumulative  Liquidation Loss Amount on the Home
        Loans from the Cut-off  Date  through  the end of the  Collection  Period  immediately prior to such Payment Date is less than:

                      (A)    7.50%  of the  Pool  Balance  as of the  Cut-off  Date,  if  such
               Payment Date is the 31st through 36th Payment Dates,

                      (B)    8.00%  of the  Pool  Balance  as of the  Cut-off  Date,  if  such
               Payment Date is the 37th  through 48th Payment Dates, or

                      (C)    9.00%  of the  Pool  Balance  as of the  Cut-off  Date,  if  such
               Payment Date is the 49th through 60th Payment Dates, or

                      (D)    12.00%  of the  Pool  Balance  as of the  Cut-off  Date,  if such
               Payment Date is the 61st through 72nd Payment Dates, or

                      (E)    14.00%  of the  Pool  Balance  as of the  Cut-off  Date,  if such
               Payment Date is the 73rd Payment Date (or any Payment Date thereafter) or

                      (b)    the  average  of the  aggregate  Liquidation  Loss  Amount on the
               Home Loans that became  Liquidated  Home Loans  during the  related  Collection
               Period,  as determined for the current and five previous Payment Dates, is less than 50% of the average of the amount  remaining in the Payment Account on such
               Payment Date  following  distributions  pursuant to clauses  (i)-(v) of Section
               3.05(a) of the  Indenture  (other than  distributions  made  pursuant to clause
               (iii) thereof),  as determined for the current and five previous  Payment Dates
               and

               (ii)   there  has been no draw on the  Credit  Enhancement  Instrument  on such
        Payment Date that remains unreimbursed.

        In addition,  the Reserve Amount Target may be reduced with the prior written  consent of the  Credit  Enhancer  (so long as no Credit  Enhancer  Default  exists)  and notice to the
Rating Agencies.

        Reserve  Increase  Amount:  As to the any Payment  Date, an amount equal to the lesser of (i) the amount  available  for  payment of the  Reserve  Increase  Amount for that  Payment
Date, as provided in clause (vi) of Section  3.05(a) of the Indenture and (ii) the excess,  if any of (x) the Reserve Amount Target over (y) the Outstanding Reserve Amount.

        Responsible  Officer:  With  respect  to the  Indenture  Trustee,  any  officer of the
Indenture Trustee,  with direct  responsibility for the administration of the Indenture,  , as applicable,  and also,  with respect to a particular  matter,  any other  officer to whom such matter  is  referred  because  of  such  officer's  knowledge  of  and  familiarity  with  the particular subject.

        Sale:  The meaning specified in Section 5.15 of the Indenture.

        Securities  Act:  The  Securities  Act  of  1933,  as  amended,   and  the  rules  and
regulations promulgated thereunder.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security:  Any of the Certificates or Notes.

        Securityholder or Holder:  Any Noteholder or a Certificateholder.

        Security  Instrument:  A written instrument creating a valid first lien on a Mortgaged
Property  securing a Mortgage  Note,  which may be any  applicable  form of mortgage,  deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

        Seller:  Residential Funding Corporation,  a Delaware corporation,  and its successors and assigns.

        Servicing  Agreement:  The Servicing  Agreement dated as of the Closing Date among the
Indenture Trustee, the Issuer and the Master Servicer, as master servicer.

        Servicing  Certificate:  A  certificate  prepared by a Servicing  Officer on behalf of the Master Servicer in accordance with Section 4.01 of the Servicing Agreement.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing Default:  The meaning specified in Section 7.01 of the Servicing Agreement.

        Servicing  Fee:  With  respect  to any  Home  Loan,  the  sum of  the  related  Master
Servicing Fee and the related Subservicing Fee.

        Servicing  Fee Rate:  With  respect to any Home Loan,  the sum of the  related  Master
Servicing Fee Rate and the related Subservicing Fee Rate.

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for, the  administration  and  servicing  of the Home Loans whose name and specimen  signature appear on a list of  servicing  officers  furnished  to the  Indenture  Trustee  by the Master
Servicer, as such list may be amended from time to time.

        Servicing  Trigger:  As of any  Payment  Date,  for  purposes  of Section  7.04 of the
Servicing  Agreement,   "Servicing  Trigger;   Removal  of  Master  Servicer,"  the  aggregate
cumulative  Liquidation  Loss Amount on the Home Loans from the Cut-off  Date  through the end of the Collection Period immediately prior to such Payment Date is greater than:

        (A)    13.50% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
31st through 36th Payment Dates,

        (B)    14.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
37th through 48th Payment Dates, or

        (C)    16.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
49th through 60th Payment Dates, or

        (D)    22.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
61st through 72nd Payment Dates, or

        (E)    26.00% of the Pool Balance as of the Cut-off  Date, if such Payment Date is the
73rd Payment Date (or any Payment Date thereafter).

        Standard & Poor's:  Standard & Poor's, a Division of The McGraw-Hill  Companies,  Inc.
or its successor in interest.

        Stated Value: The value of the Mortgaged  Property as stated by the related  Mortgagor in his or her application.

        Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code, 12 Del. Code
ss.ss.3801 et seq., as the same may be amended from time to time.

        Step-Up  Date:  The second  Payment  Date  immediately  following  the Payment Date on which the Master  Servicer can purchase all or some of the Home Loans from the Trust  pursuant to Section 8.08 of the Servicing Agreement.
        Stepdown  Date:  The  later of (a) the  Payment  Date in April  2009 and (b) the first
Payment Date on which the aggregate  Pool Balance,  after  applying  payments  received in the related  Collection  Period,  is less than or equal to 50.00% of the aggregate Pool Balance as of the Cut-off Date.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing Agreement as a Subservicer by the Master Servicer.

        Subservicing  Account:  An Eligible Account established or maintained by a Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to  servicing  and  administration  of certain Home Loans as provided in
Section 3.01 of the Servicing Agreement.

        Subservicing Fee: With respect to any Collection  Period,  the fee retained monthly by the  Subservicer  (or,  in the case of a  nonsubserviced  Home Loan,  by the Master  Servicer)
equal  to the  product  of (i) the  Subservicing  Fee  Rate  divided  by 12 and  (ii) the Pool
Balance as of the first day of such Collection Period.

        Subservicing  Fee Rate:  With  respect  to each Home Loan,  the amount  payable to the related Subservicer, equal to 0.50% per annum.

        Substitution  Adjustment  Amounts:  With respect to any Eligible  Substitute Loan, the amount as  defined in  Section  3.1(b) of the Home Loan  Purchase  Agreement  and any  Deleted
Loan,  the amount,  if any,  as  determined  by the Master  Servicer,  by which the  aggregate principal  balance of all such Eligible  Substitute  Loans as of the date of  substitution  is less than the  aggregate  principal  balance of all such Deleted Loans (after  application  of the principal  portion of the Monthly  Payments due in the month of  substitution  that are to be distributed to the Payment Account in the month of substitution).

        Termination  Price:  In the  event  that all of the Home  Loans are  purchased  by the
Master  Servicer,  the  Termination  Price will be an amount  equal to 100% of the unpaid Loan
Balance  of each Home Loan so  purchased,  plus  accrued  and unpaid  interest  thereon at the weighted  average of the Loan Rates  through the day  preceding the Payment Date on which such purchase  occurs,  plus any amounts  owed by the Seller  pursuant to the second  paragraph  of
Section  3.1(c) of the Home Loan Purchase  Agreement in respect of any  liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in clause
(x) of Section 3.1(b) of the Home Loan Purchase  Agreement,  that remain unpaid on the date of such purchase.

        Transaction Party:  As specified in Section 9.02(a) of the Servicing Agreement.

        Treasury  Regulations:  Regulations,  including  proposed  or  temporary  Regulations, promulgated  under  the  Code.  References  herein  to  specific  provisions  of  proposed  or temporary  regulations  shall include  analogous  provisions of final Treasury  Regulations or other successor Treasury Regulations.

        Trust  Agreement:  The Amended and Restated Trust  Agreement,  dated as of the Closing
Date, between the Owner Trustee and the Depositor.

        Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

        Trust  Indenture Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

        UCC: The Uniform  Commercial  Code,  as amended from time to time, as in effect in any specified jurisdiction.

        Underwriters:  Bear, Stearns & Co. Inc. and Residential Funding Securities, LLC.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other entity  created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia  (except,  in the case of a  partnership,  to the extent  provided in  regulations),  or an estate whose income is subject to United  States federal  income tax regardless of its source,  or a trust other than a "foreign  trust" within the meaning of Section 7701(a)(30) of the Code.